UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10349
                                                     ---------------------

               Nuveen Maryland Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2009

---------------  ------------------  ------------------  -----------------------
NUVEEN MARYLAND  NUVEEN MARYLAND     NUVEEN MARYLAND     NUVEEN MARYLAND
PREMIUM INCOME   DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE
MUNICIPAL FUND   MUNICIPAL FUND      MUNICIPAL FUND 2    MUNICIPAL FUND 3
NMY              NFM                 NZR                 NWI

---------------  ------------------  ------------------
NUVEEN VIRGINIA  NUVEEN VIRGINIA     NUVEEN VIRGINIA
PREMIUM INCOME   DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE
MUNICIPAL FUND   MUNICIPAL FUND      MUNICIPAL FUND 2
NPV              NGB                 NNB

                                                                          May 09

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
Robert P. Bremner
Chairman of the Nuveen Fund Board
July 23, 2009

                                                            Nuveen Investments 3

Portfolio Manager's Comments

Nuveen Investments Municipal Closed-End Funds NMY, NFM, NZR, NWI, NPV, NGB, NNB

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Maryland and Virginia Funds. Cathryn, who joined Nuveen in 1996, has managed these seven Funds since 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH PERIOD ENDED MAY 31, 2009?

During this period, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% on June 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. (At its June 2009 meeting, subsequent to this reporting period, the Fed kept the target rate and bond purchase program unchanged.) Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

The Fed's rate-cutting and the stimulus package were in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product
(GDP). Since posting an annual growth rate of 2.8% in the second quarter of 2008, the GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 5.5% in the first quarter of 2009, all of which adds up to the worst recession in 50 years. The ongoing housing slump also continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels. In the labor markets, May 2009 marked the 17th consecutive month of job losses, with a total of 6.0 million jobs lost since the economic recession began in December 2007. The national unemployment rate for May 2009 was 9.4%, its highest point since 1983, up from 5.5% in May 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% year-over-year as of May 2009, the largest twelve-month decline since 1950. The core CPI (which excludes food and energy) rose 1.8% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil and reductions in demand for many types


CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments
of securities, which decreased valuations. In the municipal market, this negative impact was felt across all credit ratings, particularly lower-rated credits, reducing the net asset values of municipal bond funds. In addition, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase or continue serving as dealers. The reduction in dealer involvement was accompanied by significant selling pressure by investors, predominantly related to lower-rated municipal bonds. This was especially true of institutional investors.

Municipal bond prices were further negatively impacted by concerns that a supply overhang (such as a large backlog of new issues that had been postponed) would cause selling pressure to persist. Additionally, greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade) all weighed down the market for much of this period.

Market conditions began to show some general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first five months of 2009. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of "Build America" bonds in the final few months of the period. This new class of taxable municipal debt - created as part of the February 2009 economic stimulus package
- provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices.

Over the twelve months ended May 31, 2009, municipal bond issuance nationwide totaled $410.3 billion, a drop of 12% compared with the twelve-month period ended May 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by the high tax-equivalent yields of the municipal bond market relative to taxable bonds.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN MARYLAND AND VIRGINIA DURING THIS PERIOD?

In 2008, the Maryland economy grew at a rate of 1.3%, ahead of the 0.7% national average, which ranked the state 22nd in the nation in terms of GDP growth by state. Maryland's economy continued to be led by education/health services and professional and business services. With the state's proximity to the District of Columbia, government employment--both military and civilian--exerted a strong influence on the Maryland economy, accounting for 18% of jobs in the state versus the national average of 16%. As a result of the 2005 Base Realignment and Closure (BRAC) Commission recommendations, approximately 45,000 military jobs were expected to be transferred to Maryland beginning in 2009 and Fort George G. Meade continued to rank as the state's largest employer. While Maryland's old-line manufacturing sector continued to shed jobs, employment in this sector was about half the national average. As of May 2009, unemployment in Maryland was 7.2%, up from 4.1% in May 2008. As of May 2009, Moody's, Standard & Poor's (S&P) and Fitch confirmed their ratings on Maryland general

                                                            Nuveen Investments 5
obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2009, state municipal issuance totaled $6.1 billion, reflecting a year-over-year decrease of 20%. According to Moody's, Maryland's debt levels are higher than the national medians, with tax-supported debt per capital ranking 16th in the nation in 2008 and debt as a percentage of personal income ranking 21st.

Virginia's economy continued to be led by the government and professional and business services sectors. As in Maryland, proximity to Washington D.C. and a large military presence added some stability to Virginia's economy. This was especially evident in the area of employment, as Virginia has twice as many federal government jobs as the national average. The commonwealth's manufacturing sector, beleaguered by the disappearance of textile, furniture and apparel factories, remained in decline. Both manufacturing and mining industries in the southern sections continued to be an especially weak spot. In 2008, Virginia's economy grew at a rate of 1.3%, ranking the state 25th in the country according to GDP growth per state. Unemployment in the commonwealth rose from 3.8% in May 2008 to 7.1% in May 2009. As of May 2009, Virginia's general obligation debt was rated Aaa/AAA/AAA by Moody's, Standard & Poor's (S&P) and Fitch, respectively, with stable outlooks. During the twelve months ended May 31, 2009, issuance in Virginia totaled $9.2 billion, representing a year-over-year increase of 14%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this period, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on finding bonds that offered relative value while seeking to manage liquidity and invest for the long-term.

Some of our investment activity during this period was driven by opportunities created by recent market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long-term. Among the credits we added, especially in the Maryland Funds, were housing and transportation bonds. We also were able to purchase health care bonds and a non-rated real estate-backed credit at extremely discounted prices as the result of selling by some municipal market participants, particularly during the last part of 2008.

To generate cash for new purchases, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. In the Maryland Funds, we also sold some higher quality intermediate securities, while most of the sales in the Virginia Funds involved shorter maturity bonds.

During this period, we continued to use inverse floating rate securities(1) in all seven Funds. We also added new inverse floaters to all of these Funds during this time. We employ inverse floaters for a variety of reasons, including duration(2) management, income enhancement and as a form of leverage. As of May 31, 2009, all of the Funds continued to hold positions in inverse floaters.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

6 Nuveen Investments

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 5/31/09

                                                      1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
MARYLAND FUNDS
NMY                                                     0.66%    4.15%     5.06%
NFM                                                    -2.52%    3.49%       N/A
NZR                                                    -2.43%    3.49%       N/A
NWI                                                    -0.05%    4.13%       N/A

VIRGINIA FUNDS
NPV                                                     0.88%    3.95%     5.03%
NGB                                                    -2.92%    3.70%       N/A
NNB                                                    -1.78%    3.81%       N/A

Lipper Other States Municipal Debt Funds Average(3)    -0.60%    3.80%     4.66%

Barclays Capital Municipal Bond Index(4)                3.57%    4.41%     4.95%

Standard & Poor's (S&P) National Municipal Bond
Index(5)                                                2.02%    4.21%     4.81%
--------------------------------------------------------------------------------
For the twelve months ended May 31, 2009, the total returns on common share net asset value (NAV) for NMY, NWI, and NPV exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while NFM, NZR, NGB and NNB lagged the Lipper average. All of the Funds underperformed the returns of the national Barclays Capital Municipal Bond Index and the S&P National Municipal Bond Index for the period. The three benchmarks shown in the accompanying table all include bonds from states in addition to Maryland and Virginia, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 9.

Over the course of this twelve-month period, the municipal bond yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of two to twelve years, especially those maturing in four to eight years, benefited the most from the interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (22 years and longer) posting a loss for the period. In general, all of the Maryland Funds had heavier weightings in the intermediate part of the yield curve

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(5) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

                                                            Nuveen Investments 7
that performed well. However, the positive impact of those weightings was offset by other aspects of our duration and yield curve positioning, and the net effect was negative across all four of the Maryland Funds. The story was similar in the Virginia Funds, except in NNB. This Fund had the smallest exposure to the longer end of the curve among these Funds, which meant that the net effect of its positioning was slightly positive for performance.

As mentioned earlier, all of these Funds used inverse floating rate securities. During this period, the impact of inverse floaters on performance varied, with inverse floaters based on higher credit quality bonds outperforming those that used lower quality credits. All of these inverse floaters benefited the Funds by helping to support their income streams.

Given the difficult economic environment and the disruptions in the financial markets during this period, risk-averse investors put a priority on quality investments and bonds with higher credit quality exposure typically performed relatively well over the past twelve months. Bonds rated BBB or below and non-rated bonds generally posted poorer returns. NFM, NZR, NWI, NGB and NNB can invest up to 20% of their assets in below-investment-grade securities (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The greater exposure of these five Funds to this segment of the market detracted from the performances of these Funds relative to NMY and NPV, which overall represented higher credit quality. As of May 31, 2009, NMY and NPV had allocated approximately 16% and 12%, respectively, to bonds rated BBB or lower and non-rated bonds, while the allocations of the five other Funds ranged from approximately 19% in NNB to 24% in NFM.

Pre-refunded(6) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Additional sectors of the market that generally made positive contributions to the Funds' returns included general obligation and other tax-supported bonds, water and sewer, education and housing credits. In general, the performances of these seven Funds were boosted by their overexposure to the housing sector. The Maryland Funds also benefited from their overweightings in tax-supported and higher education bonds, while the Virginia Funds were positively impacted by their heavier exposure to water and sewer credits.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) and health care bonds, which performed poorly during this period. All of the Funds except NPV were negatively impacted by their exposure to IDRs and their overexposure to health care, especially holdings of bonds issued for long-term care facilities (also known as continuing care retirement centers) in NGB and NNB. Zero coupon bonds also performed poorly, as did lower-rated tobacco bonds.

Individual security selection was also a factor in the Funds' performances during this period. In particular, the Funds were impacted to varying degrees by the downgrades of municipal bonds issuers and the subsequent impact on the returns and values of insured bonds.

(6) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

8 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this unusual and volatile investment environment, another factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. During this period, leverage had a mixed impact on the total return performance of these Funds. Generally, leverage was a negative factor in the fall of 2008 and a positive factor in the spring of 2009.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.


As noted in the last shareholder report, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some funds have a greater ability to use TOBs than others. As of May 31, 2009, the amount of auction rate preferred securities redeemed and/or noticed for redemption, at par, by the following Funds are as shown in the accompanying table.

                                                            Nuveen Investments 9

                                               AUCTION RATE
                                           PREFERRED SHARES       % OF ORIGINAL
                                            REDEEMED AND/OR        AUCTION RATE
FUND                                 NOTICED FOR REDEMPTION    PREFERRED SHARES
--------------------------------------------------------------------------------
NMY                                         $     8,225,000                10.4%
NFM                                         $     6,175,000                19.3%
NZR                                         $     5,375,000                16.8%
NWI                                         $     4,000,000                10.3%
NGB                                         $     4,500,000                18.8%
NNB                                         $       825,000                 2.0%
--------------------------------------------------------------------------------

Subsequent to the reporting period, the following Funds noticed for redemption additional auction rate preferred securities, at par, as shown in the accompanying table.

                                                                    AUCTION RATE
                                                                PREFERRED SHARES
FUND                                                      NOTICED FOR REDEMPTION
--------------------------------------------------------------------------------
NPV                                                             $      6,800,000
NNB                                                             $      4,250,000
--------------------------------------------------------------------------------

While the Funds' Board of Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of May 31, 2009, sixty-eight Nuveen closed-end municipal funds have redeemed and/or noticed for redemption, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

10 Nuveen Investments

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended May 31, 2009, NMY and NPV each had three monthly dividend increases, NWI and NGB each had two increases and NFM, NZR and NNB each had one increase.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2008 as follows:

                                                        SHORT-TERM CAPITAL GAINS
                              LONG-TERM CAPITAL GAINS     AND/OR ORDINARY INCOME
FUND                                      (PER SHARE)                (PER SHARE)
--------------------------------------------------------------------------------
NMY                                   $        0.0216           $         0.0052
NZR                                   $        0.0223           $         0.0125
NWI                                   $        0.0169                         --
NPV                                   $        0.0388           $         0.0091
NGB                                   $        0.0133                         --
NNB                                   $        0.0073           $         0.0024
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding common shares.

                                                           Nuveen Investments 11

As of May 31, 2009, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying table:

                                                 5/31/09   TWELVE-MONTH AVERAGE
FUND                                  +PREMIUM/-DISCOUNT     +PREMIUM/-DISCOUNT
--------------------------------------------------------------------------------
NMY                                                -6.63%                -12.88%
NFM                                                +0.31%                 -4.87%
NZR                                                -3.50%                 -5.41%
NWI                                                -5.56%                -11.22%
NPV                                                +4.36%                 -2.35%
NGB                                                +7.36%                 +1.27%
NNB                                                +4.64%                 +1.73%
--------------------------------------------------------------------------------

12 Nuveen Investments

NMY Performance OVERVIEW | Nuveen Maryland Premium Income Municipal Fund as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   46%
AA                                                                           27%
A                                                                            11%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.0495
Jul                                                                       0.0495
Aug                                                                       0.0495
Sep                                                                       0.0515
Oct                                                                       0.0515
Nov                                                                       0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.056
Apr                                                                       0.056
May                                                                       0.058


Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      13.06
                                                                         12.94
                                                                         12.79
                                                                         12.48
                                                                         12.52
                                                                         12.67
                                                                         12.64
                                                                         12.208
                                                                         12.16
                                                                         12.19
                                                                         12.16
                                                                         12.19
                                                                         12.1499
                                                                         12.345
                                                                         12.38
                                                                         12.35
                                                                         11.606
                                                                         11.096
                                                                         10.55
                                                                         7.98
                                                                         9.3
                                                                         10.25
                                                                         10.89
                                                                         10.73
                                                                         10.24
                                                                         9.25
                                                                         9.43
                                                                         9.3
                                                                         8.55
                                                                         9.1
                                                                         9.49
                                                                         10
                                                                         11.04
                                                                         11.541
                                                                         10.9
                                                                         11.36
                                                                         11.55
                                                                         11.7
                                                                         10.68
                                                                         11.14
                                                                         10.976
                                                                         11.3
                                                                         11.5
                                                                         11.5
                                                                         11.85
                                                                         12.1
                                                                         12.2
                                                                         12.25
                                                                         12.55
                                                                         12.48
                                                                         12.98
                                                                         12.48
5/31/09                                                                  12.68

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        12.68
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                  $        13.58
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.63%
--------------------------------------------------------------------------------
Market Yield                                                               5.49%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.03%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                             $      144,504
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.19
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.72
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                       2.57%         0.66%
--------------------------------------------------------------------------------
5-Year                                                       2.63%         4.15%
--------------------------------------------------------------------------------
10-Year                                                      3.68%         5.06%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     21.0%
--------------------------------------------------------------------------------
Health Care                                                                15.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         8.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.5%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0268 per share.

                                                           Nuveen Investments 13

NFM Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        13.05
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                  $        13.01
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  0.31%
--------------------------------------------------------------------------------
Market Yield                                                               5.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.07%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                             $       54,507
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     17.83
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.73
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                     -2.48%         -2.52%
--------------------------------------------------------------------------------
5-Year                                                      1.82%          3.49%
--------------------------------------------------------------------------------
Since
Inception                                                   3.80%          4.57%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                22.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.7%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           17%
A                                                                            18%
BBB                                                                          17%
BB or Lower                                                                   1%
N/R                                                                           6%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                               $       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.06

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      14.1
                                                                         14.05
                                                                         14
                                                                         14.142
                                                                         13.83
                                                                         14.53
                                                                         14.5
                                                                         14.1
                                                                         14
                                                                         13.92
                                                                         13.72
                                                                         13.58
                                                                         13.2999
                                                                         13.23
                                                                         13.345
                                                                         13.12
                                                                         12.58
                                                                         11.5
                                                                         11.04
                                                                         8
                                                                         10.7
                                                                         10.7
                                                                         11.1699
                                                                         11.047
                                                                         10.2
                                                                         9.55
                                                                         9.95
                                                                         10
                                                                         8.73
                                                                         9.02
                                                                         9.08
                                                                         9.6
                                                                         10.99
                                                                         11.29
                                                                         11.6
                                                                         12.3
                                                                         11.9
                                                                         12.27
                                                                         12.53
                                                                         12.26
                                                                         10.7101
                                                                         11.3
                                                                         11.64
                                                                         12.17
                                                                         11.95
                                                                         12.12
                                                                         12.335
                                                                         12.044
                                                                         12.5912
                                                                         12.25
                                                                         12.42
                                                                         12.66
5/31/09                                                                  13.05

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14      Nuveen Investments

NZR Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 2 as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           26%
A                                                                            12%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           4%


2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.0585
Jul                                                                       0.0585
Aug                                                                       0.0585
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.06

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      14.25
                                                                         14.3
                                                                         13.84
                                                                         13.72
                                                                         13.38
                                                                         13.73
                                                                         13.98
                                                                         13.926
                                                                         14.05
                                                                         13.98
                                                                         13.75
                                                                         13.9
                                                                         13.48
                                                                         13.57
                                                                         13.3799
                                                                         13.1
                                                                         12.6
                                                                         11.5999
                                                                         11.15
                                                                         8.04
                                                                         9.45
                                                                         10.6034
                                                                         12.15
                                                                         11.38
                                                                         11.34
                                                                         10.07
                                                                         9.87
                                                                         9.63
                                                                         8.4699
                                                                         10.9056
                                                                         9.75
                                                                         10.24
                                                                         11.04
                                                                         11.75
                                                                         11.04
                                                                         12.06
                                                                         13
                                                                         12.3
                                                                         11.5984
                                                                         11.02
                                                                         11.0801
                                                                         11.86
                                                                         11.926
                                                                         12.46
                                                                         11.95
                                                                         12.68
                                                                         12.3
                                                                         12.074
                                                                         12.46
                                                                         12.49
                                                                         12.37
                                                                         12.6587
5/31/09                                                           $      12.6935

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        12.69
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                  $        13.15
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.50%
--------------------------------------------------------------------------------
Market Yield                                                               5.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.29%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                             $       55,185
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.57
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.01
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                      -5.21%        -2.43%
--------------------------------------------------------------------------------
5-Year                                                       3.27%         3.49%
--------------------------------------------------------------------------------
Since
Inception                                                    3.39%         4.50%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                17.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.6%
--------------------------------------------------------------------------------
Housing/Single Family                                                       7.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.3%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0348 per share.

                                                           Nuveen Investments 15

NWI Performance OVERVIEW | Nuveen Maryland Dividend Advantage Municipal Fund 3 as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        12.56
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                  $        13.30
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.56%
--------------------------------------------------------------------------------
Market Yield                                                               5.54%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.10%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                             $       71,332
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.29
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.38
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                      2.35%         -0.05%
--------------------------------------------------------------------------------
5-Year                                                      4.19%          4.13%
--------------------------------------------------------------------------------
Since
Inception                                                   2.56%          3.93%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.2%
--------------------------------------------------------------------------------
Health Care                                                                17.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.3%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.1%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           28%
A                                                                            12%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.0525
Jul                                                                       0.0525
Aug                                                                       0.0525
Sep                                                                       0.0535
Oct                                                                       0.0535
Nov                                                                       0.0535
Dec                                                                       0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0535
Apr                                                                       0.0535
May                                                                       0.058

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      13.16
                                                                         13.06
                                                                         12.91
                                                                         12.5499
                                                                         12.53
                                                                         12.76
                                                                         12.61
                                                                         12.24
                                                                         12.35
                                                                         12.4
                                                                         12.19
                                                                         12.13
                                                                         12.09
                                                                         12.28
                                                                         12.45
                                                                         12.27
                                                                         11.65
                                                                         10.65
                                                                         10.6057
                                                                         8.15
                                                                         9.13
                                                                         10.2
                                                                         10.4999
                                                                         10.3501
                                                                         10.51
                                                                         9.51
                                                                         10.25
                                                                         9.0899
                                                                         8.58
                                                                         9.045
                                                                         9.2325
                                                                         9.88
                                                                         10.98
                                                                         11.15
                                                                         10.75
                                                                         11.4
                                                                         11.4
                                                                         11.6
                                                                         10.82
                                                                         11.3261
                                                                         11.08
                                                                         11.3505
                                                                         11.19
                                                                         11.25
                                                                         11.52
                                                                         12.2329
                                                                         11.95
                                                                         11.756
                                                                         12.26
                                                                         11.92
                                                                         12.22
                                                                         12.42
5/31/09                                                                  12.56

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0169 per share.

16 Nuveen Investments

NPV Performance OVERVIEW | Nuveen Virginia Premium Income Municipal Fund as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           43%
A                                                                            11%
BBB                                                                           7%
BB or Lower                                                                   1%
N/R                                                                           4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.053
Jul                                                                       0.053
Aug                                                                       0.053
Sep                                                                       0.054
Oct                                                                       0.054
Nov                                                                       0.054
Dec                                                                       0.054
Jan                                                                       0.054
Feb                                                                       0.054
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      14.08
                                                                         14.01
                                                                         13.48
                                                                         13.24
                                                                         12.99
                                                                         13.24
                                                                         13.02
                                                                         12.99
                                                                         13.4
                                                                         13.81
                                                                         13.75
                                                                         13.51
                                                                         13.54
                                                                         13.43
                                                                         13.43
                                                                         13.47
                                                                         13.08
                                                                         12.92
                                                                         12.44
                                                                         8.9
                                                                         10.81
                                                                         12.11
                                                                         11.96
                                                                         12.08
                                                                         11.99
                                                                         11.1
                                                                         11.49
                                                                         11.62
                                                                         10.78
                                                                         11
                                                                         11.15
                                                                         11.58
                                                                         13.14
                                                                         12.64
                                                                         12.51
                                                                         13.15
                                                                         13.814
                                                                         13.75
                                                                         13.09
                                                                         13.4
                                                                         12.83
                                                                         13.47
                                                                         13.25
                                                                         13.82
                                                                         13.39
                                                                         13.6
                                                                         13.57
                                                                         13.7589
                                                                         14.08
                                                                         14.47
                                                                         14.3
                                                                         14.2111
5/31/09                                                                  14.3599


FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                               $        14.36
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                  $        13.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.36%
--------------------------------------------------------------------------------
Market Yield                                                               5.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.45%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                             $      123,119
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     15.23
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.96
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                      8.05%          0.88%
--------------------------------------------------------------------------------
5-Year                                                      4.74%          3.95%
--------------------------------------------------------------------------------
10-Year                                                     4.41%          5.03%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.8%
--------------------------------------------------------------------------------
Health Care                                                                18.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.1%
--------------------------------------------------------------------------------
Transportation                                                              7.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.5%
--------------------------------------------------------------------------------
Utilities                                                                   4.9%
--------------------------------------------------------------------------------
Other                                                                      12.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0479 per share.

                                                           Nuveen Investments 17

NGB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $14.00
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $13.04
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  7.36%
--------------------------------------------------------------------------------
Market Yield                                                               5.31%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.82%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $40,881
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                      -0.01%        -2.92%
--------------------------------------------------------------------------------
5-Year                                                       3.88%         3.70%
--------------------------------------------------------------------------------
Since
Inception                                                    4.60%         4.70%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.9%
--------------------------------------------------------------------------------
Transportation                                                             17.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.6%
--------------------------------------------------------------------------------
Health Care                                                                13.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.2%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.1%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.8%
--------------------------------------------------------------------------------
Other                                                                      13.5%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           28%
A                                                                            11%
BBB                                                                          13%
N/R                                                                           9%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                       0.0575
Oct                                                                       0.0575
Nov                                                                       0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                       0.062

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      15
                                                                         14.31
                                                                         14.14
                                                                         13.79
                                                                         13.3675
                                                                         13.64
                                                                         13.6
                                                                         13.14
                                                                         13.68
                                                                         13.93
                                                                         13.74
                                                                         14.26
                                                                         14.13
                                                                         13.468
                                                                         13.9
                                                                         13.45
                                                                         13.17
                                                                         12.26
                                                                         12.48
                                                                         9.5001
                                                                         11.4
                                                                         10.7
                                                                         13
                                                                         12.25
                                                                         11.12
                                                                         9.8
                                                                         11.81
                                                                         10.76
                                                                         9.1
                                                                         10.219
                                                                         10.69
                                                                         10.56
                                                                         12.19
                                                                         11.74
                                                                         11.78
                                                                         12.45
                                                                         12.9
                                                                         13.55
                                                                         12.36
                                                                         12.5899
                                                                         12.6
                                                                         13.21
                                                                         14.03
                                                                         12.94
                                                                         13.4
                                                                         13.51
                                                                         13.09
                                                                         13.4753
                                                                         13.67
                                                                         14.28
                                                                         13.83
                                                                         13.8001
5/31/09                                                                  14

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0133 per share.

18 Nuveen Investments

NNB Performance OVERVIEW | Nuveen Virginia Dividend Advantage Municipal Fund 2 as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   35%
AA                                                                           30%
A                                                                            16%
BBB                                                                          11%
N/R                                                                           8%




2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                  [BAR CHART]

Jun                                                               $       0.0595
Jul                                                                       0.0595
Aug                                                                       0.0595
Sep                                                                       0.0595
Oct                                                                       0.0595
Nov                                                                       0.0595
Dec                                                                       0.0595
Jan                                                                       0.0595
Feb                                                                       0.0595
Mar                                                                       0.0595
Apr                                                                       0.0595
May                                                                       0.062

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

6/01/08                                                           $      14.5
                                                                         14.32
                                                                         14.15
                                                                         13.57
                                                                         13.84
                                                                         14.31
                                                                         14.35
                                                                         13.95
                                                                         14.56
                                                                         14.55
                                                                         14.47
                                                                         14.75
                                                                         14.256
                                                                         14.12
                                                                         14.1
                                                                         14.17
                                                                         14.25
                                                                         13.8
                                                                         13.36
                                                                         10.99
                                                                         11.5
                                                                         12.445
                                                                         13.42
                                                                         13.37
                                                                         12.1
                                                                         11.32
                                                                         12.52
                                                                         10.7501
                                                                         9.4
                                                                         10.2
                                                                         10.16
                                                                         10.984
                                                                         12.97
                                                                         12.25
                                                                         12.598
                                                                         12.82
                                                                         13
                                                                         13.6
                                                                         13
                                                                         12.98
                                                                         12.9688
                                                                         13.79
                                                                         13.855
                                                                         13.8
                                                                         13.79
                                                                         13.66
                                                                         13.99
                                                                         13.99
                                                                         13.938
                                                                         13.98
                                                                         13.964
                                                                         14.28
5/31/09                                                                  13.98

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.98
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $13.36
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.64%
--------------------------------------------------------------------------------
Market Yield                                                               5.32%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.84%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $76,726
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.51
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                      0.96%         -1.78%
--------------------------------------------------------------------------------
5-Year                                                      4.72%          3.81%
--------------------------------------------------------------------------------
Since
Inception                                                   4.68%          4.90%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                18.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            12.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.6%
--------------------------------------------------------------------------------
Housing/Single Family                                                       9.7%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.6%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0097 per share.

                                                           Nuveen Investments 19

NMY | Shareholder MEETING REPORT
NFM |

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009, for NFM, NZR, NWI, NPV and NGB.

                                                                      NMY                                NFM
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                     4,804,861             1,701         1,987,081               223
   Against                                                   309,925               257           117,173                72
   Abstain                                                   162,645                 6            67,165                 3
   Broker Non-Votes                                        1,272,135               871           646,892               905
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835         2,818,311             1,203
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                     4,808,849             1,702         2,004,464               224
   Against                                                   308,368               256           106,636                73
   Abstain                                                   160,214                 6            60,319                 1
   Broker Non-Votes                                        1,272,135               871           646,892               905
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835         2,818,311             1,203
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
PROHIBITING INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                     4,735,689             1,699                --                --
   Against                                                   364,961               261                --                --
   Abstain                                                   176,781                 4                --                --
   Broker Non-Votes                                        1,272,135               871                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                     4,754,339             1,703                --                --
   Against                                                   346,253               255                --                --
   Abstain                                                   176,839                 6                --                --
   Broker Non-Votes                                        1,272,135               871                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                     4,752,454             1,700                --                --
   Against                                                   341,059               256                --                --
   Abstain                                                   183,918                 8                --                --
   Broker Non-Votes                                        1,272,135               871                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835                --                --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                     4,760,170             1,697                --                --
   Against                                                   337,548               259                --                --
   Abstain                                                   179,713                 8                --                --
   Broker Non-Votes                                        1,272,135               871                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566             2,835                --                --
==========================================================================================================================

20 Nuveen Investments

                                                                      NMY                                NFM
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                     6,260,872                --         2,711,978                --
   Withhold                                                  288,694                --           102,035                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566                --         2,814,013                --
==========================================================================================================================
William C. Hunter
   For                                                            --             2,617                --             1,106
   Withhold                                                       --               218                --                94
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             2,835                --             1,200
==========================================================================================================================
David J. Kundert
   For                                                     6,260,543                --         2,707,809                --
   Withhold                                                  289,023                --           106,204                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566                --         2,814,013                --
==========================================================================================================================
William J. Schneider
   For                                                            --             2,617                --             1,106
   Withhold                                                       --               218                --                94
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             2,835                --             1,200
==========================================================================================================================
Terence J. Toth
   For                                                     6,260,398                --         2,711,978                --
   Withhold                                                  289,168                --           102,035                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   6,549,566                --         2,814,013                --
==========================================================================================================================

                                                           Nuveen Investments 21

NWI |

                                                                      NZR                                NWI
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE
SECURITIES.
   For                                                     2,001,599               267         2,599,994               384
   Against                                                   196,787                80           151,171                40
   Abstain                                                    95,921                 5            89,909                 7
   Broker Non-Votes                                          643,798               789           827,973             1,035
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   2,938,105             1,141         3,669,047             1,466
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                     2,023,862               266         2,628,677               384
   Against                                                   188,432                80           128,152                40
   Abstain                                                    82,013                 6            84,245                 7
   Broker Non-Votes                                          643,798               789           827,973             1,035
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   2,938,105             1,141         3,669,047             1,466
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                            --                --                --                --
   Against                                                        --                --                --                --
   Abstain                                                        --                --                --                --
   Broker Non-Votes                                               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --                --                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                            --                --                --                --
   Against                                                        --                --                --                --
   Abstain                                                        --                --                --                --
   Broker Non-Votes                                               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --                --                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                            --                --                --                --
   Against                                                        --                --                --                --
   Abstain                                                        --                --                --                --
   Broker Non-Votes                                               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --                --                --                --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                            --                --                --                --
   Against                                                        --                --                --                --
   Abstain                                                        --                --                --                --
   Broker Non-Votes                                               --                --                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --                --                --                --
==========================================================================================================================

22 Nuveen Investments

                                                                      NZR                                NWI
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                     2,780,494                --         3,531,114                --
   Withhold                                                  157,611                --           134,878                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   2,938,105                --         3,665,992                --
==========================================================================================================================
William C. Hunter
   For                                                            --             1,122                --             1,396
   Withhold                                                       --                19                --                65
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             1,141                --             1,461
==========================================================================================================================
David J. Kundert
   For                                                     2,776,939                --         3,542,322                --
   Withhold                                                  161,166                --           123,670                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   2,938,105                --         3,665,992                --
==========================================================================================================================
William J. Schneider
   For                                                            --             1,122                --             1,396
   Withhold                                                       --                19                --                65
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             1,141                --             1,461
==========================================================================================================================
Terence J. Toth
   For                                                     2,783,094                --         3,543,322                --
   Withhold                                                  155,011                --           122,670                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   2,938,105                --         3,665,992                --
==========================================================================================================================

                                                           Nuveen Investments 23

NGB |

                                                                      NPV                                NGB
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE
SECURITIES.
   For                                                     4,099,884               891         1,521,941               643
   Against                                                   257,767               161            77,126               148
   Abstain                                                   149,776                53            55,989                12
   Broker Non-Votes                                        1,258,548               714           314,654                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819         1,969,710               803
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                     4,124,117               907         1,540,866               643
   Against                                                   243,551               145            59,265               135
   Abstain                                                   139,759                53            54,925                25
   Broker Non-Votes                                        1,258,548               714           314,654                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819         1,969,710               803
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                     4,094,626               869                --                --
   Against                                                   275,348               209                --                --
   Abstain                                                   137,453                27                --                --
   Broker Non-Votes                                        1,258,548               714                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                     4,084,945               917                --                --
   Against                                                   258,662               166                --                --
   Abstain                                                   163,820                22                --                --
   Broker Non-Votes                                        1,258,548               714                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819                --                --
==========================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                     4,093,553               925                --                --
   Against                                                   267,354               159                --                --
   Abstain                                                   146,520                21                --                --
   Broker Non-Votes                                        1,258,548               714                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819                --                --
==========================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                     4,084,124               935                --                --
   Against                                                   271,553               144                --                --
   Abstain                                                   151,750                26                --                --
   Broker Non-Votes                                        1,258,548               714                --                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,765,975             1,819                --                --
==========================================================================================================================

24 Nuveen Investments

                                                                      NPV                                NGB
--------------------------------------------------------------------------------------------------------------------------
                                                          Common and                          Common and
                                                           Preferred         Preferred         Preferred         Preferred
                                                       shares voting     shares voting     shares voting     shares voting
                                                            together          together          together          together
                                                          as a class        as a class        as a class        as a class
--------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                     5,579,902                --         1,917,843                --
   Withhold                                                  171,078                --            51,802                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,750,980                --         1,969,645                --
==========================================================================================================================
William C. Hunter
   For                                                            --             1,586                --               658
   Withhold                                                       --               141                --                80
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             1,727                --               738
==========================================================================================================================
David J. Kundert
   For                                                     5,579,906                --         1,917,184                --
   Withhold                                                  171,074                --            52,461                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,750,980                --         1,969,645                --
==========================================================================================================================
William J. Schneider
   For                                                            --             1,586                --               658
   Withhold                                                       --               141                --                80
--------------------------------------------------------------------------------------------------------------------------
   Total                                                          --             1,727                --               738
==========================================================================================================================
Terence J. Toth
   For                                                     5,581,465                --         1,908,196                --
   Withhold                                                  169,515                --            61,449                --
--------------------------------------------------------------------------------------------------------------------------
   Total                                                   5,750,980                --         1,969,645                --
==========================================================================================================================

                                                           Nuveen Investments 25

                                                                      NNB
--------------------------------------------------------------------------------------
                                                          Common and
                                                           Preferred         Preferred
                                                       shares voting     shares voting
                                                            together          together
                                                          as a class        as a class
--------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE
SECURITIES.
   For                                                     2,537,942               866
   Against                                                   110,227               303
   Abstain                                                   107,939               181
   Broker Non-Votes                                          918,828                --
--------------------------------------------------------------------------------------
   Total                                                   3,674,936             1,350
======================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                     2,560,228               856
   Against                                                    87,377               313
   Abstain                                                   108,503               181
   Broker Non-Votes                                          918,828                --
--------------------------------------------------------------------------------------
   Total                                                   3,674,936             1,350
======================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                            --                --
   Against                                                        --                --
   Abstain                                                        --                --
   Broker Non-Votes                                               --                --
--------------------------------------------------------------------------------------
   Total                                                          --                --
======================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                            --                --
   Against                                                        --                --
   Abstain                                                        --                --
   Broker Non-Votes                                               --                --
--------------------------------------------------------------------------------------
   Total                                                          --                --
======================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                            --                --
   Against                                                        --                --
   Abstain                                                        --                --
   Broker Non-Votes                                               --                --
--------------------------------------------------------------------------------------
   Total                                                          --                --
======================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                            --                --
   Against                                                        --                --
   Abstain                                                        --                --
   Broker Non-Votes                                               --                --
--------------------------------------------------------------------------------------
   Total                                                          --                --
======================================================================================

26 Nuveen Investments

                                                                      NNB
--------------------------------------------------------------------------------------
                                                          Common and
                                                           Preferred         Preferred
                                                       shares voting     shares voting
                                                            together          together
                                                          as a class        as a class
--------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                     3,525,767                --
   Withhold                                                  149,169                --
--------------------------------------------------------------------------------------
   Total                                                   3,674,936                --
======================================================================================
William C. Hunter
   For                                                            --             1,137
   Withhold                                                       --               213
--------------------------------------------------------------------------------------
   Total                                                          --             1,350
======================================================================================
David J. Kundert
   For                                                     3,526,865                --
   Withhold                                                  148,071                --
--------------------------------------------------------------------------------------
   Total                                                   3,674,936                --
======================================================================================
William J. Schneider
   For                                                            --             1,137
   Withhold                                                       --               213
--------------------------------------------------------------------------------------
   Total                                                          --             1,350
======================================================================================
Terence J. Toth
   For                                                     3,524,767                --
   Withhold                                                  150,169                --
--------------------------------------------------------------------------------------
   Total                                                   3,674,936                --
======================================================================================

                                                           Nuveen Investments 27

REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the Funds) as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

/s/ Chicago, Illinois
Chicago, Illinois
July 23, 2009

28 Nuveen Investments

NMY | Nuveen Maryland Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.0% (1.4% OF TOTAL INVESTMENTS)
$      4,825   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00          Baa3   $     2,964,335
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 1.6% (1.1% OF TOTAL INVESTMENTS)
       2,705   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00           BBB         2,253,914
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 17.4% (11.8% OF TOTAL
                  INVESTMENTS)
       1,250   Frederick County, Maryland, Educational Facilities Revenue Bonds,     9/16 at 100.00          BBB-           952,825
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
       1,000   Hartford County, Maryland, Economic Development Revenue Bonds,        4/14 at 100.00            A+           943,050
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
               Maryland Economic Development Corporation, Utility Infrastructure
               Revenue Bonds, University of Maryland - College Park, Series 2001:
         980      5.375%, 7/01/15 - AMBAC Insured                                    7/11 at 100.00           BBB         1,037,075
         980      5.375%, 7/01/16 - AMBAC Insured                                    7/11 at 100.00           BBB         1,037,075
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Bullis School, Series 2000:
         750      5.250%, 7/01/25 - FSA Insured                                      1/11 at 101.00           AAA           753,855
         500      5.250%, 7/01/30 - FSA Insured                                      1/11 at 101.00           AAA           488,755
       1,250   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A-         1,173,638
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
       1,430   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            AA         1,464,291
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 14.058%, 7/01/33 (IF)
       1,825   Maryland Health and Higher Educational Facilities Authority,          6/16 at 100.00          Baa1         1,499,256
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30
       1,365   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00            A1         1,443,460
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/19
       9,445   Morgan State University, Maryland, Student Tuition and Fee              No Opt. Call           AA-        11,091,263
                  Revenue Refunding Bonds, Academic Fees and Auxiliary
                  Facilities, Series 1993, 6.100%, 7/01/20 - MBIA Insured
       1,685   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00           AA+         1,850,113
                  Bonds, Series 2006A, 5.000%, 10/01/22
               Westminster, Maryland, Educational Facilities Revenue Bonds,
               McDaniel College, Series 2006:
         910      5.000%, 11/01/31                                                  11/16 at 100.00          BBB+           796,550
         850      4.500%, 11/01/36                                                  11/16 at 100.00          BBB+           646,927
------------------------------------------------------------------------------------------------------------------------------------
      24,220   Total Education and Civic Organizations                                                                   25,178,133
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.3% (15.2% OF TOTAL INVESTMENTS)
       1,525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A2         1,440,957
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                  7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3         3,249,805
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32

                                                           NUVEEN INVESTMENTS 29

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$        400   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00            A3   $       347,952
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
       1,665   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          BBB-         1,207,225
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
       1,740   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00          Baa3         1,274,080
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
       1,400   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          Baa1         1,094,128
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
       1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00            A+         1,335,075
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.00           AA-           989,430
                  Revenue Bonds, Johns Hopkins Hospital, Howard County General
                  Hospital Acquisition, Series 1998, 5.000%, 7/01/19 - MBIA
                  Insured
       2,000   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00            A+         2,021,860
                  Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                  7/01/15
       3,800   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00          Baa3         3,206,516
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33
       1,175   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00           AAA         1,201,614
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
       1,750   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00            A-         1,775,638
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       3,310   Maryland Health and Higher Educational Facilities Authority,          5/16 at 100.00           AAA         3,321,022
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
       1,010      5.000%, 7/01/37                                                    7/17 at 100.00           BBB           822,170
         670      5.500%, 7/01/42                                                    7/17 at 100.00           BBB           580,106
       1,700   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00             A         1,634,108
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3         3,141,873
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00             A           960,020
                  Revenue Bonds, University of Maryland Medical System, Series
                  2004B, 5.000%, 7/01/24 - AMBAC Insured
       2,395   Maryland Health and Higher Educational Facilities Authority,          1/18 at 100.00          BBB-         2,068,969
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38
               Prince George's County, Maryland, Revenue Bonds, Dimensions
               Health Corporation, Series 1994:
         420      5.375%, 7/01/14                                                    7/09 at 100.00            B3           366,437
         295      5.300%, 7/01/24                                                    7/09 at 100.00            B3           186,062
------------------------------------------------------------------------------------------------------------------------------------
      35,255   Total Health Care                                                                                         32,225,047
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 12.2% (8.3% OF TOTAL INVESTMENTS)
       1,450   Maryland Community Development Administration, FNMA Multifamily       2/11 at 101.00           Aaa         1,487,773
                  Development Revenue Bonds, Edgewater Village Apartments,
                  Series 2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)
       2,500   Maryland Community Development Administration, Housing Revenue        7/09 at 101.00           Aa2         2,396,475
                  Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)
         880   Maryland Community Development Administration, Housing Revenue        1/10 at 100.00           Aa2           883,520
                  Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)

30 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)
$      1,000   Maryland Economic Development Corporation, Senior Lien Student       10/13 at 100.00            B2   $       703,100
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23
       1,000   Maryland Economic Development Corporation, Student Housing            6/09 at 102.00          Baa3           935,380
                  Revenue Bonds, Collegiate Housing Foundation - Salisbury
                  State University, Series 1999A, 6.000%, 6/01/19
       1,145   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00          Baa2           903,909
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
       3,830   Montgomery County Housing Opportunities Commission, Maryland,         7/09 at 100.50           Aaa         3,841,069
                  FNMA/FHA-Insured Multifamily Housing Development Bonds,
                  Series 1998A, 5.200%, 7/01/30
         360   Montgomery County Housing Opportunities Commission, Maryland,         7/09 at 100.00           Aa2           360,749
                  GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series
                  1995A, 5.900%, 7/01/15
       2,000   Montgomery County Housing Opportunities Commission, Maryland,         7/10 at 100.00           Aaa         2,021,440
                  Multifamily Housing Development Bonds, Series 2000A, 6.100%,
                  7/01/30
         540   Prince George's County Housing Authority, Maryland, GNMA              9/09 at 102.00           AAA           549,455
                  Collateralized Mortgage Revenue Bonds, University Landing
                  Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum
                  Tax)
               Prince George's County Housing Authority, Maryland, GNMA
               Collateralized Mortgage Revenue Refunding Bonds, Overlook
               Apartments, Series 1995A:
       1,890      5.700%, 12/20/15                                                   6/09 at 100.00           AAA         1,894,007
       1,670      5.750%, 12/20/19                                                   6/09 at 100.00           AAA         1,672,488
------------------------------------------------------------------------------------------------------------------------------------
      18,265   Total Housing/Multifamily                                                                                 17,649,365
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 9.4% (6.5% OF TOTAL INVESTMENTS)
       2,510   Maryland Community Development Administration Department of           9/18 at 100.00           Aa2         2,588,237
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
         600      4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           566,166
       1,195      4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2         1,137,783
       4,100      4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                     3/16 at 100.00           AA2         3,895,328
       1,630      4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                     9/16 at 100.00           AA2         1,461,654
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
         650      5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           628,056
       1,200      4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2         1,065,492
       2,330   Maryland Community Development Administration, Department of          9/14 at 100.00           AA2         2,093,318
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
           5   Prince George's County Housing Authority, Maryland,                   8/10 at 100.00           AAA             5,078
                  FHLMC/FNMA/GNMA Collateralized Single Family Mortgage Revenue
                  Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)
         315   Puerto Rico Housing Finance Authority, Mortgage-Backed                6/13 at 100.00           AAA           286,275
                  Securities Program Home Mortgage Revenue Bonds, Series 2003A,
                  4.875%, 6/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      14,535   Total Housing/Single Family                                                                               13,727,387
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)
       2,010   Maryland Economic Development Corporation, Solid Waste Disposal       4/12 at 101.00           BBB         1,851,230
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)
       2,455   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00          BBB+         1,977,355
                  Series 2007A, 5.000%, 1/01/37
       1,000   Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated      7/09 at 101.00          BBB-           903,190
                  Group, Series 1999A, 5.625%, 1/01/25 - RAAI Insured
       1,065   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00            A-           811,147
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       4,520   Total Long-Term Care                                                                                       3,691,692
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 31.0% (21.0% OF TOTAL INVESTMENTS)
$      2,030   Anne Arundel County, Maryland, General Obligation Bonds, Series       4/14 at 100.00           AAA   $     2,271,672
                  2004, 5.000%, 4/01/16
       1,000   Anne Arundel County, Maryland, General Obligation Bonds, Series       3/16 at 100.00           AAA         1,105,270
                  2006, 5.000%, 3/01/21
         685   Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,         3/16 at 100.00           AAA           787,551
                  Series 2006, 5.000%, 3/01/17
               Baltimore County, Maryland, Metropolitan District Special
               Assessment Bonds, 67th Issue:
       2,500      5.000%, 6/01/25                                                    6/11 at 101.00           AAA         2,587,750
       3,500      5.000%, 6/01/26                                                    6/11 at 101.00           AAA         3,615,570
       1,540   Baltimore, Maryland, General Obligation Consolidated Public          10/14 at 100.00           AA-         1,611,056
                  Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC
                  Insured
         700   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00           AA+           807,695
                  Series 2005A, 5.000%, 12/01/16
               Charles County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2006:
       2,185      5.000%, 3/01/14                                                      No Opt. Call            AA         2,487,273
         820      5.000%, 3/01/16                                                      No Opt. Call            AA           952,200
               Howard County, Maryland, Consolidated Public Improvement Bonds,
               Series 2004B:
       1,625      5.000%, 8/15/17                                                    2/14 at 100.00           AAA         1,793,480
       1,180      5.000%, 8/15/19                                                    2/14 at 100.00           AAA         1,284,430
       1,725   Howard County, Maryland, Metropolitan District Refunding Bonds,       2/12 at 100.00           AAA         1,834,158
                  Series 2002A, 5.250%, 8/15/18
       1,190   Maryland National Capital Park Planning Commission, Prince            1/14 at 100.00           AAA         1,303,883
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17
       3,000   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call           AAA         3,479,880
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
               Montgomery County, Maryland, Consolidated General Obligation
               Public Improvement Refunding Bonds, Series 2001:
       1,750      5.250%, 10/01/13                                                  10/11 at 101.00           AAA         1,912,120
       2,000      5.250%, 10/01/18                                                  10/11 at 101.00           AAA         2,127,820
       2,000   Prince George's County, Maryland, General Obligation                  9/12 at 101.00           AAA         2,081,400
                  Consolidated Public Improvement Bonds, Series 2002, 4.100%,
                  9/15/19
       5,770   Prince George's County, Maryland, General Obligation                 10/13 at 100.00           AAA         6,265,355
                  Consolidated Public Improvement Bonds, Series 2003A, 5.000%,
                  10/01/18
               Washington Suburban Sanitary District, Montgomery and Prince
               George's Counties, Maryland, Sewerage Disposal Bonds, Series
               2005:
       2,000      5.000%, 6/01/16                                                    6/15 at 100.00           AAA         2,294,040
       1,235      5.000%, 6/01/23                                                    6/15 at 100.00           AAA         1,336,505
       1,235      5.000%, 6/01/24                                                    6/15 at 100.00           AAA         1,327,773
       1,235      5.000%, 6/01/25                                                    6/15 at 100.00           AAA         1,320,474
------------------------------------------------------------------------------------------------------------------------------------
      40,905   Total Tax Obligation/General                                                                              44,587,355
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 15.1% (10.2% OF TOTAL INVESTMENTS)
         300   Baltimore, Maryland, Special Obligation Bonds, North Locust           9/15 at 101.00           N/R           185,853
                  Point Project, Series 2005, 5.500%, 9/01/34
         340   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00          BBB-           291,706
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured
         900   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00           N/R           591,795
                  Center Project, Series 2004, 5.750%, 7/01/34
               Maryland Department of Transportation, Certificates of
               Participation, Mass Transit Administration Project, Series 2000:
         875      5.500%, 10/15/19 (Alternative Minimum Tax)                        10/10 at 101.00           AA+           875,271
         925      5.500%, 10/15/20 (Alternative Minimum Tax)                        10/10 at 101.00           AA+           930,208
       4,250   Maryland Department of Transportation, Consolidated                     No Opt. Call           AAA         5,034,635
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16

32 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,875   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50           AA+   $     2,016,806
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
       1,700   Maryland Stadium Authority, Lease Revenue Bonds, Montgomery           6/13 at 100.00           AA+         1,775,140
                  County Conference Center Facilities, Series 2003, 5.000%,
                  6/15/24
       1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail           6/12 at 100.00            AA         1,058,280
                  Garage, Series 2002, 5.000%, 6/01/21
         675   Montgomery County, Maryland, Special Obligation Bonds, West           7/12 at 101.00            A3           576,902
                  Germantown Development District, Senior Series 2002A, 5.500%,
                  7/01/27 - RAAI Insured
         635   New Baltimore City Board of School Commissioners, Maryland,          11/10 at 100.00           AA+           667,309
                  School System Revenue Bonds, Series 2000, 5.125%, 11/01/15
               Puerto Rico Highway and Transportation Authority, Highway
               Revenue Bonds, Series 2007N:
       1,000      5.500%, 7/01/29 - AMBAC Insured                                      No Opt. Call           BBB           954,360
       2,500      5.250%, 7/01/31 - AMBAC Insured                                      No Opt. Call             A         2,294,900
       1,000      5.250%, 7/01/33 - MBIA Insured                                       No Opt. Call           AA-           914,530
       2,100   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,           8/12 at 100.00           AAA         2,118,816
                  8/01/21 - FSA Insured
       1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call           AA-         1,503,945
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,575   Total Tax Obligation/Limited                                                                              21,790,456
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 4.6% (3.1% OF TOTAL INVESTMENTS)
       1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System            No Opt. Call           AA-         1,165,131
                  Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured
       4,335   Maryland Transportation Authority, Revenue Bonds, Transportation      7/17 at 100.00           AAA         4,525,263
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
       2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,        6/09 at 100.00          CCC+           959,771
                  American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       7,470   Total Transportation                                                                                       6,650,165
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 20.5% (13.9% OF TOTAL INVESTMENTS) (4)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,           No Opt. Call        AA (4)         2,173,600
                  Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call        AA (4)         2,227,500
                  Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured (ETM)
       1,245   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00        AA (4)         1,454,384
                  2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue
               Bonds, Mount St. Mary's College, Series 2001A:
         200      5.750%, 9/01/25 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           209,882
         200      5.800%, 9/01/30 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           209,958
       3,000   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00           AAA         3,043,080
                  Bonds, Series 1999, 5.250%, 7/01/18 (Pre-refunded 7/01/09)
         275   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00      BBB- (4)           296,057
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 (Pre-refunded 7/01/10) - RAAI Insured
       1,860   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding           No Opt. Call           AAA         2,024,424
                  and Improvement Bonds, Shady Grove Adventist Hospital, Series
                  1995, 6.500%, 9/01/12 - FSA Insured (ETM)
         575   Howard County, Maryland, Consolidated Public Improvement              2/12 at 100.00           AAA           635,622
                  Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded
                  2/15/12)
               Maryland Economic Development Corporation, Health and Mental
               Hygiene Providers Revenue Bonds, Series 1996A:
         840      7.625%, 4/01/21 (Pre-refunded 4/01/11)                             4/11 at 102.00       N/R (4)           947,965
         625      7.625%, 4/01/21 (Pre-refunded 4/01/11)                             4/11 at 102.00       N/R (4)           705,331

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      3,200   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call       BBB (4)   $     3,563,904
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 -
                  AMBAC Insured (ETM)
       3,125   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.00           AAA         3,205,500
                  Revenue Bonds, Howard County General Hospital, Series 1993,
                  5.500%, 7/01/25 (ETM)
       2,040   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00        A2 (4)         2,337,922
                  Revenue Bonds, LifeBridge Health System, Series 2004A,
                  5.125%, 7/01/34 (Pre-refunded 7/01/14)
       1,500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00         A (4)         1,699,815
                  Revenue Bonds, University of Maryland Medical System, Series
                  2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)
         195   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call           AAA           227,945
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)
       1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00           AAA         1,050,530
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/20
       1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation        7/16 at 100.00           Aaa         1,203,480
                  Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded
                  7/01/16)
         235   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00           AAA           243,761
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
       2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00      BBB+ (4)         2,175,380
                  Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                  10/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      27,115   Total U.S. Guaranteed                                                                                     29,636,040
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 3.7% (2.5% OF TOTAL INVESTMENTS)
       2,500   Maryland Energy Financing Administration, Revenue Bonds, AES          9/09 at 100.00           N/R         1,929,825
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)
       3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/14 at 100.00           AA-         3,411,275
                  Series 2004PP, 5.000%, 7/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,000   Total Utilities                                                                                            5,341,100
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 3.5% (2.4% OF TOTAL INVESTMENTS)
$      1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System              No Opt. Call            AA   $     1,124,347
                  Projects, Series 1994A, 5.000%, 7/01/24 - FGIC Insured
       1,655   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00            AA         1,711,783
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
       1,260   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/17 at 100.00            AA         1,270,786
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         860   Maryland Water Quality Financing Administration, Revolving Loan         No Opt. Call           AAA           999,053
                  Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       4,820   Total Water and Sewer                                                                                      5,105,969
------------------------------------------------------------------------------------------------------------------------------------
$    214,220   Total Investments (cost $215,404,337) - 147.2%                                                           212,652,188
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.9)%                                                                        (9,962,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 8.7%                                                                      12,689,256
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.0)% (5)                                                     (70,875,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   144,504,444
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri-odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           NUVEEN INVESTMENTS 35

NFM | Nuveen Maryland Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.4% (2.2% OF TOTAL INVESTMENTS)
$      2,115   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00          Baa3    $    1,299,393
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00           Ba1           196,401
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         650   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00           N/R           339,463
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,075   Total Consumer Discretionary                                                                               1,835,257
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.1% (1.4% OF TOTAL INVESTMENTS)
       1,350   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00           BBB         1,124,874
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 12.0% (8.0% OF TOTAL
                  INVESTMENTS)
         645   Hartford County, Maryland, Economic Development Revenue Bonds,        4/14 at 100.00            A+           608,267
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         980   Maryland Economic Development Corporation, Utility                    7/11 at 100.00             A           998,238
                  Infrastructure Revenue Bonds, University of Maryland -
                  College Park, Series 2001, 5.000%, 7/01/19 - AMBAC Insured
       1,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00          BBB-         1,253,940
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31
         500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A-           469,455
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            AA           599,028
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 14.058%, 7/01/33 (IF)
         565   Maryland Health and Higher Educational Facilities Authority,          6/17 at 100.00          Baa1           445,819
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2007, 5.000%, 6/01/36
         475   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00           N/R           356,720
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         615   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00            A1           647,454
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/20
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System, Series
               1999:
         215      5.375%, 2/01/19                                                    8/09 at 101.00          BBB-           184,543
         410      5.375%, 2/01/29                                                    8/09 at 101.00          BBB-           299,189
         900   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00          BBB+           684,981
                  McDaniel College, Series 2006, 4.500%, 11/01/36
------------------------------------------------------------------------------------------------------------------------------------
       7,390   Total Education and Civic Organizations                                                                    6,547,634
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 33.6% (22.3% OF TOTAL INVESTMENTS)
       1,325   Maryland Health and Higher Education Facilities Authority,            7/16 at 100.00             A         1,163,032
                  Revenue Bonds, University of Maryland Medical System, Series
                  2006, 5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.50           AAA         1,003,050
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/28 - FSA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00            A2           942,440
                  Revenue Bonds, Calvert Memorial Hospital, Series 1998,
                  5.000%, 7/01/28

36 NUVEEN INVESTMENTS

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3   $     1,017,370
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26
         400   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00            A3           347,952
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
         750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          BBB-           543,795
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         710   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00          Baa3           519,883
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          Baa1           390,760
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00            A+           578,533
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,250   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00            A+         1,265,463
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21
       2,225   Maryland Health and Higher Educational Facilities Authority,          6/09 at 101.00            A+         2,249,319
                  Revenue Bonds, Kaiser Permanente System, Series 1998A,
                  5.375%, 7/01/15
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00          Baa3           843,820
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33
         485   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00           AAA           495,985
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
         700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00            A-           710,255
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,360   Maryland Health and Higher Educational Facilities Authority,          5/16 at 100.00           AAA         1,364,529
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         415      5.000%, 7/01/37                                                    7/17 at 100.00           BBB           337,822
         270      5.500%, 7/01/42                                                    7/17 at 100.00           BBB           233,774
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           BBB           906,770
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         700   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00             A           672,868
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/15 at 100.00            A3           890,600
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/35
         980   Maryland Health and Higher Educational Facilities Authority,          1/18 at 100.00          BBB-           846,593
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38
         570   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.00            A3           569,966
                  Revenue Refunding Bonds, Union Hospital of Cecil County,
                  Series 1998, 5.100%, 7/01/22
         700   Prince George's County, Maryland, Revenue Bonds, Dimensions           7/09 at 100.00            B3           441,504
                  Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      19,990   Total Health Care                                                                                         18,336,083
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 17.7% (11.8% OF TOTAL INVESTMENTS)
       2,000   Maryland Community Development Administration, Housing Revenue        7/09 at 100.50           Aa2         1,999,980
                  Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)
       1,000   Maryland Community Development Administration, Multifamily           12/11 at 100.00           Aaa           984,020
                  Housing Revenue  Bonds, Princess Anne Apartments, Series
                  2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)
               Maryland Economic Development Corporation, Senior Lien Student
               Housing Revenue Bonds, University of Maryland - Baltimore,
               Series 2003A:
         215      4.250%, 10/01/10                                                     No Opt. Call            B2           206,065
          50      5.000%, 10/01/15                                                  10/13 at 100.00            B2            41,135
         210      5.625%, 10/01/23                                                  10/13 at 100.00            B2           147,651

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)
$      1,800   Maryland Economic Development Corporation, Student Housing            7/11 at 101.00           N/R   $     1,185,120
                  Revenue Bonds, Sheppard Pratt University Village, Series
                  2001, 6.000%, 7/01/33 - ACA Insured
         475   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00          Baa2           374,984
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
         750   Montgomery County Housing Opportunities Commission, Maryland,         7/09 at 100.50           Aaa           736,275
                  FNMA/FHA-Insured Multifamily Housing Development Bonds,
                  Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,         7/10 at 100.00           Aaa         2,015,100
                  Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                  7/01/30 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,         7/11 at 100.00           Aaa         1,987,960
                  Multifamily Housing Development Bonds, Series 2001A, 5.600%,
                  7/01/42 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,500   Total Housing/Multifamily                                                                                  9,678,290
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 10.1% (6.7% OF TOTAL INVESTMENTS)
         985   Maryland Community Development Administration Department of           9/18 at 100.00           Aa2         1,015,702
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
         600      4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           566,166
         300      4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           285,636
       1,200      4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                     3/16 at 100.00           AA2         1,140,096
         815      4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                     9/16 at 100.00           AA2           730,827
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
         250      5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           241,560
         500      4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           443,956
         970   Maryland Community Development Administration, Department of          9/14 at 100.00           AA2           871,466
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
         225   Maryland Community Development Administration, Residential            9/10 at 100.00           Aa2           222,350
                  Revenue Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,845   Total Housing/Single Family                                                                                5,517,759
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.5% (1.6% OF TOTAL INVESTMENTS)
         410   Maryland Economic Development Corporation, Solid Waste Disposal       4/12 at 101.00           BBB           377,614
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource      7/09 at 101.00           BBB           976,800
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,410   Total Industrials                                                                                          1,354,414
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 3.1% (2.1% OF TOTAL INVESTMENTS)
         850   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00          BBB+           684,624
                  Series 2007A, 5.000%, 1/01/37
         300   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00           N/R           207,027
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31
         720   Maryland Health and Higher Educational Facilities Authority,          1/17 at 100.00           N/R           464,573
                  Revenue Bonds, King Farm Presbyterian Community, Series
                  2007A, 5.250%, 1/01/27
         440   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00            A-           335,122
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,310   Total Long-Term Care                                                                                       1,691,346
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 20.0% (13.2% OF TOTAL INVESTMENTS)
         565   Anne Arundel County, Maryland, General Obligation Bonds, Series       3/16 at 100.00           AAA           624,478
                  2006, 5.000%, 3/01/21
       3,500   Baltimore County, Maryland, Metropolitan District Special             6/11 at 101.00           AAA         3,608,708
                  Assessment Bonds, 67th Issue, 5.000%, 6/01/27

38 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$        300   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00           AA+   $       346,155
                  Series 2005A, 5.000%, 12/01/16
         600   Frederick, Maryland, General Obligation Bonds, Series 2005,           8/15 at 100.00            AA           687,054
                  5.000%, 8/01/16 - MBIA Insured
       1,360   Howard County, Maryland, Consolidated Public Improvement Bonds,       8/09 at 101.00           AAA         1,373,600
                  Series 2001A, 4.750%, 2/15/21
       1,000   Maryland National Capital Park Planning Commission, Prince            1/14 at 100.00           AAA         1,095,700
                  George's County, General Obligation Bonds, Park Acquisition
                  and Development, Series 2004EE-2, 5.000%, 1/15/17
       1,360   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call           AAA         1,588,983
                  Public Improvement Bonds, Series 2006, 5.000%, 5/01/16
         740   Ocean City, Maryland, General Obligation Bonds, Series 2001,          3/11 at 101.00           AA-           757,982
                  4.875%, 3/01/19 - FGIC Insured
         700   Washington Suburban Sanitary District, Montgomery and Prince          6/15 at 100.00           AAA           802,914
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      10,125   Total Tax Obligation/General                                                                              10,885,574
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 16.4% (10.9% OF TOTAL INVESTMENTS)
         465   Anne Arundel County, Maryland, Tax Increment Financing Revenue          No Opt. Call           N/R           455,556
                  Bonds, Parole Town Center Project, Series 2002, 5.000%,
                  7/01/12
         350   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00           N/R           230,143
                  Center Project, Series 2004, 5.750%, 7/01/34
       1,500   Maryland Department of Transportation, Consolidated                     No Opt. Call           AAA         1,776,930
                  Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
       1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50           AA+         1,511,260
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
         370   Maryland Economic Development Corporation, Lease Revenue Bonds,       9/12 at 100.00           AA+           408,861
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13
         740   Prince George's County, Maryland, Lease Revenue Bonds, Upper          6/13 at 100.00           AA+           816,264
                  Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 - MBIA
                  Insured
         895   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00           N/R           555,804
                  National Harbor Project, Series 2005, 5.200%, 7/01/34
         450   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00           N/R           240,183
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35
       1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call             A           917,960
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
         700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call           AA-           701,841
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
       1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00          BBB+         1,313,207
                  Loan Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
       9,165   Total Tax Obligation/Limited                                                                               8,928,009
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 4.5% (3.0% OF TOTAL INVESTMENTS)
         650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           BBB           573,580
                  Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
                  Series 2001, 5.000%, 7/01/27 - AMBAC Insured
       1,785   Maryland Transportation Authority, Revenue Bonds, Transportation      7/17 at 100.00           AAA         1,863,344
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
       2,435   Total Transportation                                                                                       2,436,924
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 21.7% (14.4% OF TOTAL INVESTMENTS) (4)
       1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,           No Opt. Call        AA (4)         1,103,102
                  Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
               Frederick County, Maryland, Educational Facilities Revenue
               Bonds, Mount St. Mary's College, Series 2001A:
         465      5.700%, 9/01/20 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           487,799
         500      5.750%, 9/01/25 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           524,705

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$        500   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00       N/R (4)   $       555,350
                  Revenue Bonds, Collington Episcopal Life Care Community
                  Inc., Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
         585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00        A2 (4)           670,433
                  Revenue Bonds, LifeBridge Health System, Series 2004A,
                  5.125%, 7/01/34 (Pre-refunded 7/01/14)
         625   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00      Baa1 (4)           678,031
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)
       2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         A (4)         2,165,940
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)
         710   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call           AAA           829,955
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)
               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
       2,300      5.500%, 10/01/32                                                  10/10 at 101.00           AAA         2,416,219
       1,700      5.500%, 10/01/40                                                  10/10 at 101.00           AAA         1,785,901
         590   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00           AAA           611,995
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      10,990   Total U.S. Guaranteed                                                                                     11,829,430
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.4% (0.9% OF TOTAL INVESTMENTS)
       1,000   Maryland Energy Financing Administration, Revenue Bonds, AES          9/09 at 100.00           N/R           771,930
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 2.3% (1.5% OF TOTAL INVESTMENTS)
         285   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00            AA           294,778
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
         540   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/17 at 100.00            AA           544,623
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         355   Maryland Water Quality Financing Administration, Revolving Loan         No Opt. Call           AAA           412,400
                  Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       1,180   Total Water and Sewer                                                                                      1,251,801
------------------------------------------------------------------------------------------------------------------------------------
$     86,765   Total Investments (cost $86,511,674) - 150.8%                                                             82,189,325
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (7.3)%                                                                        (3,973,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.9%                                                                       2,115,509
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.4)% (5)                                                     (25,825,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    54,506,834
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri-odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

40   Nuveen Investments

NZR | Nuveen Maryland Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 3.6% (2.3% OF TOTAL INVESTMENTS)
$      2,320   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00          Baa3   $     1,425,338
                  Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY
                  Insured
         310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00           Ba1           196,401
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         650   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00           N/R           339,463
                  Chesapeake Bay Hyatt Conference Center, Series 2006A,
                  5.000%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,280   Total Consumer Discretionary                                                                               1,961,202
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.2% (1.4% OF TOTAL INVESTMENTS)
         680   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00           BBB           566,603
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
         800   Tobacco Settlement Financing Corporation, Virgin Islands,             5/11 at 100.00          Baa3           624,832
                  Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%,
                  5/15/31
------------------------------------------------------------------------------------------------------------------------------------
       1,480   Total Consumer Staples                                                                                     1,191,435
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.2% (10.6% OF TOTAL
                  INVESTMENTS)
       1,100   Anne Arundel County, Maryland, Economic Development Revenue           9/12 at 102.00            A3         1,123,012
                  Bonds, Community College Project, Series 2002, 5.125%,
                  9/01/22
         500   Frederick County, Maryland, Educational Facilities Revenue            9/16 at 100.00          BBB-           381,130
                  Bonds, Mount Saint Mary's College, Series 2006, 5.625%,
                  9/01/38
         645   Hartford County, Maryland, Economic Development Revenue Bonds,        4/14 at 100.00            A+           608,267
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         250   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00          BBB-           208,990
                  Educational Facilities Leasehold Mortgage Revenue Bonds,
                  McLean School, Series 2001, 6.000%, 7/01/31
         415   Maryland Health and Higher Educational Facilities Authority,          1/11 at 101.00           AAA           405,667
                  Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 -
                  FSA Insured
         500   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A-           469,455
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         585   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            AA           599,028
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 14.058%, 7/01/33 (IF)
         750   Maryland Health and Higher Educational Facilities Authority,          6/16 at 100.00          Baa1           616,133
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2006, 5.000%, 6/01/30
         565   Maryland Health and Higher Educational Facilities Authority,          6/17 at 100.00          Baa1           445,819
                  Revenue Bonds, Maryland Institute College of Art, Series
                  2007, 5.000%, 6/01/36
         500   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00           N/R           375,495
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         590   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00            A1           628,728
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18
         500   Morgan State University, Maryland, Student Tuition and Fee            7/12 at 100.00           AA-           509,890
                  Revenue Bonds, Academic Fees and Auxiliary Facilities,
                  Series 2001, 4.900%, 7/01/21 - FGIC Insured
         500   Morgan State University, Maryland, Student Tuition and Fee            7/13 at 100.00           AA-           517,145
                  Revenue Bonds, Academic Fees and Auxiliary Facilities,
                  Series 2003A, 5.000%, 7/01/20 - FGIC Insured

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$      1,140   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00           AA+   $     1,169,401
                  Bonds, Series 2001B, 4.500%, 4/01/19
         650   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00           AA+           713,694
                  Bonds, Series 2006A, 5.000%, 10/01/22
         200   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00          BBB+           175,066
                  McDaniel College, Series 2006, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
       9,390   Total Education and Civic Organizations                                                                    8,946,920
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 27.2% (17.9% OF TOTAL INVESTMENTS)
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.50           AAA         1,001,160
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - FSA Insured
         775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A2           732,290
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                  5.500%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3         1,017,370
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  6.000%, 7/01/26
         750   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          BBB-           543,795
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         715   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00          Baa3           523,544
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         500   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          Baa1           390,760
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00            A+           578,533
                  Revenue Bonds, Greater Baltimore Medical Center, Series
                  2001, 5.000%, 7/01/34 - MBIA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00          Baa3           843,820
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003,
                  5.500%, 7/01/33
         480   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00           AAA           490,872
                  Revenue Bonds, LifeBridge Health System, Series 2008,
                  5.000%, 7/01/28 - AGC Insured
         700   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00            A-           710,255
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,360   Maryland Health and Higher Educational Facilities Authority,          5/16 at 100.00           AAA         1,364,529
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46
                  - BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         415      5.000%, 7/01/37                                                    7/17 at 100.00           BBB           337,822
         280      5.500%, 7/01/42                                                    7/17 at 100.00           BBB           242,432
       1,500   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           BBB         1,360,155
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         700   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00             A           672,868
                  Revenue Bonds, Peninsula Regional Medical Center, Series
                  2006, 5.000%, 7/01/36
       1,500   Maryland Health and Higher Educational Facilities Authority,          7/15 at 100.00            A3         1,310,550
                  Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                  5.000%, 7/01/40
         980   Maryland Health and Higher Educational Facilities Authority,          1/18 at 100.00          BBB-           846,593
                  Revenue Bonds, Washington County Hospital, Series 2008,
                  5.750%, 1/01/38
       1,610   Montgomery County, Maryland, Economic Development Revenue            12/11 at 100.00            AA         1,628,644
                  Bonds, Trinity Healthcare Group, Series 2001, 5.125%,
                  12/01/22
         700   Prince George's County, Maryland, Revenue Bonds, Dimensions           7/09 at 100.00            B3           441,504
                  Health Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      16,615   Total Health Care                                                                                         15,037,496
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 9.6% (6.3% OF TOTAL INVESTMENTS)
$         10   Maryland Community Development Administration, Insured                5/11 at 100.00           Aa2   $        10,029
                  Multifamily Housing Mortgage Loan Revenue Bonds, Series
                  2001A, 5.100%, 5/15/28
       3,145   Maryland Community Development Administration, Multifamily           12/11 at 100.00           Aaa         3,094,743
                  Development Revenue Bonds, Waters Towers Senior Apartments,
                  Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)
       1,110   Maryland Community Development Administration, Multifamily           12/11 at 100.00           Aaa         1,092,262
                  Housing Revenue Bonds, Princess Anne Apartments, Series
                  2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)
       1,000   Maryland Economic Development Corporation, Senior Lien Student       10/13 at 100.00            B2           703,100
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23
         520   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00          Baa2           410,509
                  Revenue Refunding Bonds, University of Maryland College Park
                  Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,785   Total Housing/Multifamily                                                                                  5,310,643
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 10.8% (7.0% OF TOTAL INVESTMENTS)
       1,030   Maryland Community Development Administration Department of           9/18 at 100.00           Aa2         1,062,105
                  Housing and Community Development, Residential Revenue
                  Bonds, Series 2008C, 5.375%, 9/01/39
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
         600      4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           566,166
         300      4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           285,636
       1,000      4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                     3/16 at 100.00           AA2           950,080
         815      4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                     9/16 at 100.00           AA2           730,827
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
         250      5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           241,560
         500      4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           443,956
         970   Maryland Community Development Administration, Department of          9/14 at 100.00           AA2           871,468
                  Housing and Community Development, Residential Revenue
                  Bonds, Series 2005, 4.900%, 9/01/36 (Alternative Minimum
                  Tax) (UB)
         810   Maryland Community Development Administration, Residential            9/10 at 100.00           Aa2           789,944
                  Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,275   Total Housing/Single Family                                                                                5,941,742
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)
         410   Maryland Economic Development Corporation, Solid Waste Disposal       4/12 at 101.00           BBB           377,614
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,150   Northeast Maryland Waste Disposal Authority, Baltimore,               7/09 at 101.00           BBB         1,123,320
                  Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                  Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,560   Total Industrials                                                                                          1,500,934
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 3.2% (2.1% OF TOTAL INVESTMENTS)
         860   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00          BBB+           692,678
                  Series 2007A, 5.000%, 1/01/37
         300   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00           N/R           207,027
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
         500      5.000%, 1/01/17                                                      No Opt. Call           N/R           392,255
         220      5.250%, 1/01/27                                                    1/17 at 100.00           N/R           141,953
         435   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00            A-           331,313
                  Revenue Bonds, Mercy Ridge Retirement Community, Series
                  2007, 4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,315   Total Long-Term Care                                                                                       1,765,226
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 24.4% (16.0% OF TOTAL INVESTMENTS)
$        750   Anne Arundel County, Maryland, General Obligation Bonds,              8/09 at 101.00           AAA   $       759,255
                  Consolidated Water and Sewerage, Series 1999, 4.500%, 8/01/19
         300   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00           AA+           346,155
                  Series 2005A, 5.000%, 12/01/16
               Cecil County, Maryland, Consolidated General Obligation Public
               Improvement Bonds, Series 2001B:
         975      4.600%, 8/01/18                                                    8/11 at 101.00           AA-         1,018,651
       1,020      4.600%, 8/01/19                                                    8/11 at 101.00           AA-         1,061,575
         600   Frederick, Maryland, General Obligation Bonds, Series 2005,           8/15 at 100.00            AA           687,054
                  5.000%, 8/01/16 - MBIA Insured
         510   Frederick, Maryland, General Obligation Refunding and Improvement    12/11 at 101.00            AA           542,237
                  Bonds, Series 2001, 4.750%, 12/01/19
       1,000   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call           AAA         1,159,960
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
       4,730   Montgomery County, Maryland, Consolidated General Obligation         10/11 at 101.00           AAA         5,032,293
                  Public Improvement Refunding Bonds, Series 2001, 5.250%,
                  10/01/18
         770   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00           AAA           770,416
                  Series 2001, 5.000%, 7/01/24 - FSA Insured
         800   Washington Suburban Sanitary District, Montgomery and Prince          6/15 at 100.00           AAA           917,616
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
       1,000   Washington Suburban Sanitary District, Montgomery and Prince          6/15 at 100.00           AAA         1,147,020
                  George's Counties, Maryland, Water Supply Bonds, Series 2005,
                  5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      12,455   Total Tax Obligation/General                                                                              13,442,232
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 18.1% (11.9% OF TOTAL INVESTMENTS)
         465   Anne Arundel County, Maryland, Tax Increment Financing Revenue          No Opt. Call           N/R           455,556
                  Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12
         530   Baltimore Board of School Commissioners, Maryland, Revenue Bonds,     5/13 at 100.00           AA+           580,801
                  City Public School System, Series 2003A, 5.000%, 5/01/15
               Baltimore County, Maryland, Certificates of Participation, Health
               and Social Services Building Project, Series 2001:
       1,580      5.000%, 8/01/20                                                    8/11 at 101.00           AA+         1,642,157
       1,660      5.000%, 8/01/21                                                    8/11 at 101.00           AA+         1,720,208
         110   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00          BBB-            94,376
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 - RAAI Insured
         350   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00           N/R           230,143
                  Center Project, Series 2004, 5.750%, 7/01/34
       1,000   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call           AAA         1,184,620
                  Revenue Bonds, Series 2002, 5.500%, 2/01/16
       1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50           AA+         1,511,260
                  Department of Transportation Headquarters Building, Series
                  2002, 5.375%, 6/01/19
       1,000   Montgomery County, Maryland, Special Obligation Bonds, West           7/12 at 101.00            A3           854,670
                  Germantown Development District, Senior Series 2002A, 5.500%,
                  7/01/27 - RAAI Insured
         895   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00           N/R           555,804
                  National Harbor Project, Series 2005, 5.200%, 7/01/34
         475   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00           N/R           253,527
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35
       1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue       No Opt. Call             A           917,960
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,470   Total Tax Obligation/Limited                                                                              10,001,082
------------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 5.9% (3.9% OF TOTAL INVESTMENTS)
               Maryland Health and Higher Educational Facilities Authority,
               Parking Facilities Revenue Bonds, Johns Hopkins Hospital,
               Series 2001:
$        650      5.000%, 7/01/27 - AMBAC Insured                                    7/11 at 100.00           BBB   $       573,580
       1,000      5.000%, 7/01/34 - AMBAC Insured                                    7/11 at 100.00           BBB           815,540
       1,780   Maryland Transportation Authority, Revenue Bonds, Transportation      7/17 at 100.00           AAA         1,858,124
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA Insured
                  (UB)
------------------------------------------------------------------------------------------------------------------------------------
       3,430   Total Transportation                                                                                       3,247,244
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 24.4% (16.0% OF TOTAL INVESTMENTS) (4)
       1,000   Baltimore County, Maryland, Consolidated General Obligation Public    8/12 at 100.00           AAA         1,113,450
                  Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded
                  8/01/12)
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           104,941
         100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           104,979
          90   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00      BBB- (4)            96,891
                  Development Special Obligation Bonds, Series 2001A, 5.700%,
                  7/01/29 (Pre-refunded 7/01/10) - RAAI Insured
          25   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00       N/R (4)            27,768
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
       1,260   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call       BBB (4)         1,420,574
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)
         525   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00        A2 (4)           601,671
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)
       1,250   Maryland Health and Higher Educational Facilities Authority,          6/11 at 100.00      Baa1 (4)         1,356,063
                  Revenue Bonds, Maryland Institute College of Art, Series 2001,
                  5.500%, 6/01/32 (Pre-refunded 6/01/11)
       2,000   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00         A (4)         2,165,940
                  Revenue Bonds, University of Maryland Medical System, Series
                  2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)
       1,000   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call           AAA         1,168,950
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)
       1,000   Prince George's County, Maryland, General Obligation Consolidated    12/11 at 101.00           AAA         1,114,340
                  Public Improvement Bonds, Series 2001, 5.250%, 12/01/20
                  (Pre-refunded 12/01/11) - FGIC Insured
       3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00           AAA         3,151,590
                  Bonds, Series 2000A, 5.500%, 10/01/40
       1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00           AAA         1,057,330
                  Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded
                  7/01/10)
------------------------------------------------------------------------------------------------------------------------------------
      12,350   Total U.S. Guaranteed                                                                                     13,484,487
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 2.8% (1.8% OF TOTAL INVESTMENTS)
       1,000   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,           10/09 at 101.00           AA-           762,390
                  10/01/34 - MBIA Insured
       1,000   Maryland Energy Financing Administration, Revenue Bonds, AES          9/09 at 100.00           N/R           771,930
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Utilities                                                                                            1,534,320
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.5% (1.0% OF TOTAL INVESTMENTS)
$        285   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00            AA   $       294,778
                  2006C, 5.000%, 7/01/31 - AMBAC Insured
         540   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/17 at 100.00            AA           544,621
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         825   Total Water and Sewer                                                                                        839,399
------------------------------------------------------------------------------------------------------------------------------------
$     88,230   Total Investments (cost $87,970,712) - 152.6%                                                             84,204,362
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (7.0)%                                                                        (3,840,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.6%                                                                       1,446,052
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (48.2)% (5)                                                     (26,625,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    55,185,414
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri-odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

46 Nuveen Investments

NWI | Nuveen Maryland Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.9% (1.9% OF TOTAL INVESTMENTS)
$      2,385   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00          Baa3   $     1,465,272
                  Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         380   Baltimore, Maryland, Subordinate Lien Convention Center Hotel         9/16 at 100.00           Ba1           240,749
                  Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         700   Maryland Economic Development Corporation, Revenue Bonds,            12/16 at 100.00           N/R           365,575
                  Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
                  12/01/31
------------------------------------------------------------------------------------------------------------------------------------
       3,465   Total Consumer Discretionary                                                                               2,071,596
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.8% (1.8% OF TOTAL INVESTMENTS)
       2,360   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00           BBB         1,966,446
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 13.1% (8.7% OF TOTAL
                  INVESTMENTS)
         225   Anne Arundel County, Maryland, Economic Development Revenue Bonds,    9/12 at 102.00            A3           229,707
                  Community College Project, Series 2002, 5.125%, 9/01/22
         625   Frederick County, Maryland, Educational Facilities Revenue Bonds,     9/16 at 100.00          BBB-           476,413
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
         690   Hartford County, Maryland, Economic Development Revenue Bonds,        4/14 at 100.00            A+           650,705
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         625   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A-           586,819
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         735   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            AA           752,625
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse
                  1003, 14.058%, 7/01/33 (IF)
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            AA         1,001,650
                  Revenue Bonds, Johns Hopkins University, Series 2002A, 5.000%,
                  7/01/32
         925   Maryland Health and Higher Educational Facilities Authority,          6/16 at 100.00          Baa1           759,897
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30
         625   Maryland Industrial Development Financing Authority, Revenue          5/15 at 100.00           N/R           469,369
                  Bonds, Our Lady of Good Counsel High School, Series 2005A,
                  6.000%, 5/01/35
         710   Montgomery County Revenue Authority, Maryland, Lease Revenue          5/15 at 100.00            A1           756,604
                  Bonds, Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/18
       1,000   Morgan State University, Maryland, Student Tuition and Fee Revenue    7/13 at 100.00           AA-           987,810
                  Bonds, Academic Fees and Auxiliary Facilities, Series 2003A,
                  5.000%, 7/01/32 - FGIC Insured
         985   University of Maryland, Auxiliary Facility and Tuition Revenue        4/11 at 100.00           AA+         1,006,030
                  Bonds, Series 2001B, 4.625%, 4/01/21
         800   University of Maryland, Auxiliary Facility and Tuition Revenue       10/16 at 100.00           AA+           878,392
                  Bonds, Series 2006A, 5.000%, 10/01/22
         890   Westminster, Maryland, Educational Facilities Revenue Bonds,         11/16 at 100.00          BBB+           779,044
                  McDaniel College, Series 2006, 5.000%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
       9,835   Total Education and Civic Organizations                                                                    9,335,065
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 26.6% (17.6% OF TOTAL INVESTMENTS)
         700   Maryland Health and Higher Education Facilities Authority, Revenue    7/16 at 100.00             A           630,721
                  Bonds, University of Maryland Medical System, Series 2006,
                  5.000%, 7/01/31

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,000   Maryland Health and Higher Educational Facilities Authority,          7/09 at 100.50           AAA   $     1,001,160
                  Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                  5.125%, 7/01/33 - FSA Insured
         775   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00            A2           732,290
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                  7/01/36
       1,250   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3         1,249,925
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32
       1,750   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00            A3         1,522,290
                  Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                  7/01/40
         870   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          BBB-           630,802
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
         885   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00          Baa3           648,024
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
         700   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00          Baa1           547,064
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
         800   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00            A+           712,040
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34 - MBIA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,          5/11 at 100.00            A+         1,012,370
                  Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                  5/15/21
       1,000   Maryland Health and Higher Educational Facilities Authority,          7/13 at 100.00          Baa3           843,820
                  Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                  7/01/33
         595   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00           AAA           608,477
                  Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                  7/01/28 - AGC Insured
         900   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00            A-           913,185
                  Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,690   Maryland Health and Higher Educational Facilities Authority,          5/16 at 100.00           AAA         1,695,628
                  Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 -
                  BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         525      5.000%, 7/01/37                                                    7/17 at 100.00           BBB           427,366
         340      5.500%, 7/01/42                                                    7/17 at 100.00           BBB           294,382
         650   Maryland Health and Higher Educational Facilities Authority,          7/11 at 100.00           BBB           589,401
                  Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                  7/01/31
         850   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00             A           817,054
                  Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                  5.000%, 7/01/36
       1,845   Maryland Health and Higher Educational Facilities Authority,          7/12 at 100.00            A3         1,783,617
                  Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                  5.625%, 7/01/32
       1,220   Maryland Health and Higher Educational Facilities Authority,          1/18 at 100.00          BBB-         1,053,921
                  Revenue Bonds, Washington County Hospital, Series 2008, 5.750%,
                  1/01/38
         775   Maryland Health and Higher Educational Facilities Authority,          1/13 at 101.00          Baa2           691,323
                  Revenue Refunding Bonds, Adventist Healthcare, Series 2003A,
                  5.750%, 1/01/25
         900   Prince George's County, Maryland, Revenue Bonds, Dimensions Health    7/09 at 100.00            B3           567,648
                  Corporation, Series 1994, 5.300%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
      21,020   Total Health Care                                                                                         18,972,508
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 7.8% (5.1% OF TOTAL INVESTMENTS)
         980   Maryland Community Development Administration, Housing Revenue        7/12 at 100.00           Aa2           905,138
                  Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative Minimum Tax)
       1,250   Maryland Economic Development Corporation, Senior Lien Student       10/13 at 100.00            B2           878,875
                  Housing Revenue Bonds, University of Maryland - Baltimore,
                  Series 2003A, 5.625%, 10/01/23

48 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)
               Maryland Economic Development Corporation, Student Housing Revenue
               Bonds, Sheppard Pratt University Village, Series 2001:
$         20      5.875%, 7/01/21 - ACA Insured                                      7/11 at 101.00           N/R   $        14,916
         150      6.000%, 7/01/33 - ACA Insured                                      7/11 at 101.00           N/R            98,760
         475   Maryland Economic Development Corporation, Student Housing Revenue    6/16 at 100.00          Baa2           374,984
                  Refunding Bonds, University of Maryland College Park Projects,
                  Series 2006, 5.000%, 6/01/33 - CIFG Insured
               Montgomery County Housing Opportunities Commission, Maryland,
               Multifamily Housing Development Bonds, Series 2002B:
         515      5.100%, 7/01/33 (Alternative Minimum Tax)                          7/12 at 100.00           Aaa           483,085
       3,000      5.200%, 7/01/44 (Alternative Minimum Tax)                          7/12 at 100.00           Aaa         2,786,129
------------------------------------------------------------------------------------------------------------------------------------
       6,390   Total Housing/Multifamily                                                                                  5,541,887
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 8.0% (5.3% OF TOTAL INVESTMENTS)
       1,280   Maryland Community Development Administration Department of           9/18 at 100.00           Aa2         1,319,898
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2008C, 5.375%, 9/01/39
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
         595      4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                     9/15 at 100.00           AA2           566,511
       1,200      4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                     3/16 at 100.00           AA2         1,140,096
         815      4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                     9/16 at 100.00           AA2           730,827
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
         350      5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           338,184
         620      4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                     3/17 at 100.00           AA2           550,504
       1,160   Maryland Community Development Administration, Department of
                  Housing and Community Development, Residential Revenue Bonds,
                  Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)        9/14 at 100.00           AA2         1,042,168
------------------------------------------------------------------------------------------------------------------------------------
       6,020   Total Housing/Single Family                                                                                5,688,188
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.0% (1.4% OF TOTAL INVESTMENTS)
         510   Maryland Economic Development Corporation, Solid Waste Disposal       4/12 at 101.00           BBB           469,715
                  Revenue Bonds, Waste Management Inc., Series 2002, 4.600%,
                  4/01/16 (Alternative Minimum Tax)
       1,000   Northeast Maryland Waste Disposal Authority, Baltimore, Resource      7/09 at 101.00           BBB           976,800
                  Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998,
                  4.750%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,510   Total Industrials                                                                                          1,446,515
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.9% (1.9% OF TOTAL INVESTMENTS)
       1,050   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,         1/17 at 100.00          BBB+           845,712
                  Series 2007A, 5.000%, 1/01/37
         400   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00           N/R           276,036
                  Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
         280      5.000%, 1/01/17                                                      No Opt. Call           N/R           219,663
         520      5.250%, 1/01/27                                                    1/17 at 100.00           N/R           335,525
         540   Maryland Health and Higher Educational Facilities Authority,          7/17 at 100.00            A-           411,286
                  Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                  4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------------
       2,790   Total Long-Term Care                                                                                       2,088,222
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 18.3% (12.1% OF TOTAL INVESTMENTS)
       1,000   Annapolis, Maryland, General Obligation Public Improvement            4/12 at 101.00            AA         1,057,200
                  Refunding Bonds, Series 2002, 4.375%, 4/01/17
         380   Carroll County, Maryland, Consolidated Public Improvement Bonds,     12/15 at 100.00           AA+           438,463
                  Series 2005A, 5.000%, 12/01/16
       1,260   Charles County, Maryland, Consolidated General Obligation Public      1/12 at 101.00            AA         1,336,104
                  Improvement Bonds, Series 2002, 4.400%, 1/15/16

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$        710   Frederick, Maryland, General Obligation Bonds, Series 2005,           8/15 at 100.00            AA   $       813,014
                  5.000%, 8/01/16 - MBIA Insured
       1,000   Maryland National Capital Park Planning Commission, Prince            1/14 at 100.00           AAA         1,095,700
                  George's County, General Obligation Bonds, Park Acquisition and
                  Development, Series 2004EE-2, 5.000%, 1/15/17
       1,850   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call           AAA         2,145,926
                  Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
       1,440   Montgomery County, Maryland, Consolidated General Obligation            No Opt. Call           AAA         1,682,453
                  Public Improvement Bonds, Series 2006, 5.000%, 5/01/16
       1,000   Prince George's County, Maryland, General Obligation Consolidated       No Opt. Call           AAA         1,096,120
                  Public Improvement Bonds, Series 2004C, 5.000%, 12/01/11
       1,000   St. Mary's County, Maryland, General Obligation Hospital Bonds,         No Opt. Call            AA         1,118,060
                  Series 2002, 5.000%, 10/01/12
       1,000   Washington Suburban Sanitary District, Montgomery and Prince          6/15 at 100.00           AAA         1,147,020
                  George's Counties, Maryland, Sewerage Disposal Bonds, Series
                  2005, 5.000%, 6/01/16
       1,000   Washington Suburban Sanitary District, Montgomery and Prince          6/15 at 100.00           AAA         1,147,020
                  George's Counties, Maryland, Water Supply Bonds, Series 2005,
                  5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      11,640   Total Tax Obligation/General                                                                              13,077,080
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 32.0% (21.2% OF TOTAL INVESTMENTS)
       1,000   Baltimore Board of School Commissioners, Maryland, Revenue Bonds,     5/13 at 100.00           AA+         1,095,850
                  City Public School System, Series 2003A, 5.000%, 5/01/15
         135   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00          BBB-           124,393
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 - RAAI Insured
         450   Hyattsville, Maryland, Special Obligation Bonds, University Town      7/14 at 102.00           N/R           295,898
                  Center Project, Series 2004, 5.750%, 7/01/34
       5,000   Maryland Department of Transportation, Consolidated Transportation      No Opt. Call           AAA         5,923,097
                  Revenue Bonds, Series 2002, 5.500%, 2/01/16
       2,200   Maryland Economic Development Corporation, Lease Revenue Bonds,       6/12 at 100.50           AA+         2,259,510
                  Department of Transportation Headquarters Building, Series
                  2002, 4.750%, 6/01/22
         450   Maryland Economic Development Corporation, Lease Revenue Bonds,       9/12 at 100.00           AA+           497,264
                  Montgomery County Town Square Parking Garage, Series 2002A,
                  5.000%, 9/15/13
       2,935   Maryland Economic Development Corporation, Lease Revenue Bonds,       9/12 at 100.00           AA+         3,197,447
                  Montgomery County Wayne Avenue Parking Project, Series 2002A,
                  5.250%, 9/15/16
               Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County
               Conference Center Facilities, Series 2003:
       1,465      5.000%, 6/15/21                                                    6/13 at 100.00           AA+         1,550,981
       1,620      5.000%, 6/15/23                                                    6/13 at 100.00           AA+         1,703,381
       1,210   Prince George's County, Maryland, Special Obligation Bonds,           7/15 at 100.00           N/R           751,422
                  National Harbor Project, Series 2005, 5.200%, 7/01/34
         575   Prince George's County, Maryland, Special Tax District Bonds,         7/13 at 100.00           N/R           306,901
                  Victoria Falls Project, Series 2005, 5.250%, 7/01/35
       1,200   Puerto Rico Highway and Transportation Authority, Highway Revenue       No Opt. Call             A         1,101,552
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Bonds, Series 2002G:
       1,000      5.250%, 7/01/17                                                    7/12 at 100.00          BBB-           971,740
       1,205      5.250%, 7/01/20                                                    7/12 at 100.00          BBB-         1,151,751
       1,275      5.250%, 7/01/21                                                    7/12 at 100.00          BBB-         1,207,706
         700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation          No Opt. Call           AA-           701,841
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,420   Total Tax Obligation/Limited                                                                              22,840,734
------------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 3.2% (2.1% OF TOTAL INVESTMENTS)
$      2,210   Maryland Transportation Authority, Revenue Bonds, Transportation      7/17 at 100.00           AAA   $     2,306,997
                  Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA
                  Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 24.5% (16.2% OF TOTAL INVESTMENTS) (4)
         255   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00        AA (4)           297,886
                  2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           104,941
         100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                             3/10 at 101.00      BBB- (4)           104,979
         100   Frederick County, Maryland, General Obligation Public Facilities      7/09 at 101.00           AAA           101,436
                  Bonds, Series 1999, 5.250%, 7/01/17 (Pre-refunded 7/01/09)
         110   Frederick County, Maryland, Lake Linganore Village Community          7/10 at 102.00      BBB- (4)           118,304
                  Development Special Obligation Bonds, Series 2001A, 5.600%,
                  7/01/20 (Pre-refunded 7/01/10) - RAAI Insured
         280   Maryland Health and Higher Educational Facilities Authority,          4/11 at 101.00       N/R (4)           310,996
                  Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                  Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
         285   Maryland Health and Higher Educational Facilities Authority,            No Opt. Call       BBB (4)           321,320
                  Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 -
                  AMBAC Insured (ETM)
         725   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00        A2 (4)           830,879
                  Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                  7/01/34 (Pre-refunded 7/01/14)
         855   Maryland Transportation Authority, Revenue Refunding Bonds,             No Opt. Call           AAA           999,452
                  Transportation Facilities Projects, First Series 1978, 6.800%,
                  7/01/16 (ETM)
       4,860   Prince George's County Housing Authority, Maryland, GNMA             11/12 at 100.00           AAA         5,344,590
                  Collateralized Mortgage Revenue Bonds, Fairview and Hillside
                  Projects, Series 2002A, 4.700%, 11/20/22 (Pre-refunded
                  11/20/12)
       1,525   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series     7/10 at 101.00           AAA         1,616,561
                  2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA Insured
       3,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00           AAA         3,676,854
                  Obligation Bonds, Series  2000A, 5.500%, 10/01/40
       1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call           AAA         1,118,320
                  Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                  Insured (ETM)
         235   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00           AAA           257,999
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)
       2,000   University of Maryland, Auxiliary Facility and Tuition Revenue        4/12 at 100.00       AA+ (4)         2,212,200
                  Bonds, Series 2002A, 5.125%, 4/01/22 (Pre-refunded 4/01/12)
          25   Washington Suburban Sanitary District, Montgomery and Prince          6/11 at 101.00           AAA            27,255
                  George's Counties, Maryland, General Obligation Construction
                  Bonds, Second Series 2001, 5.000%, 6/01/17 (Pre-refunded
                  6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
      15,955   Total U.S. Guaranteed                                                                                     17,443,972
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.4% (0.9% OF TOTAL INVESTMENTS)
       1,250   Maryland Energy Financing Administration, Revenue Bonds, AES          9/09 at 100.00           N/R           964,913
                  Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 5.7% (3.8% OF TOTAL INVESTMENTS)
       2,570   Baltimore, Maryland, Revenue Refunding Bonds, Wastewater              7/12 at 100.00            AA         2,573,135
                  Projects, Series 2002A, 5.125%, 7/01/42 - FGIC Insured
         345   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/16 at 100.00            AA           356,837
                  2006C, 5.000%, 7/01/31 - AMBAC Insured

                                                           Nuveen Investments 51

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
$        660   Baltimore, Maryland, Wastewater Project Revenue Bonds, Series         7/17 at 100.00            AA   $       665,650
                  2007D, 5.000%, 7/01/32 - AMBAC Insured
         430   Maryland Water Quality Financing Administration, Revolving Loan         No Opt. Call           AAA           499,529
                  Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------------
       4,005   Total Water and Sewer                                                                                      4,095,151
------------------------------------------------------------------------------------------------------------------------------------
$    110,870   Total Investments (cost $111,725,039) - 151.2%                                                           107,839,274
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.0)%                                                                        (4,255,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.9%                                                                       2,747,662
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (49.1)% (5)                                                     (35,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    71,331,936
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

NPV | Nuveen Virginia Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.2% (2.2% OF TOTAL INVESTMENTS)
$      6,640   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00           BBB   $     3,936,257
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.9% OF TOTAL
                  INVESTMENTS)
       1,000   Prince William County Industrial Development Authority, Virginia,    10/13 at 101.00            A3           972,480
                  Educational Facilities Revenue Bonds, Catholic Diocese of
                  Arlington, Series 2003, 5.500%, 10/01/33
         500   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00            A3           503,695
                  Revenue Refunding and Improvement Bonds, Series 1999, 6.000%,
                  10/15/28
         700   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00          BBB-           571,039
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.375%, 12/01/21
       2,815   The Rector and Visitors of the University of Virginia, General        6/15 at 100.00           AAA         2,888,331
                  Revenue Bonds, Series 2005, 5.000%, 6/01/37
       2,120   Virginia College Building Authority, Educational Facilities           9/11 at 100.00           AA+         2,162,866
                  Revenue Bonds, Public Higher Education Financing Program,
                  Series 2001A, 5.000%, 9/01/26 - MBIA Insured
       1,635   Virginia Commonwealth University, Revenue Bonds, Series 2004A,        5/14 at 101.00           AA-         1,790,832
                  5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,770   Total Education and Civic Organizations                                                                    8,889,243
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 27.8% (18.8% OF TOTAL INVESTMENTS)
       2,000   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00            A3         1,807,400
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35
         650   Charlotte County Industrial Development Authority, Virginia,          9/17 at 100.00            A-           600,119
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27
       1,705   Fairfax County Industrial Development Authority, Virginia,            5/19 at 100.00           AA+         1,803,106
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.339%, 5/15/35 (IF)
       4,850   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call           AA+         5,162,677
                  Hospital Revenue Refunding Bonds, Inova Health System, Series
                  1993A, 5.000%, 8/15/23
       1,000   Fredericksburg Economic Development Authority, Virginia, Hospital       No Opt. Call            A3         1,016,900
                  Facilities Revenue Bonds, MediCorp Health System, Series 2007,
                  5.250%, 6/15/23
       1,250   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00            A3         1,173,600
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33
       1,000   Hanover County Industrial Development Authority, Virginia,              No Opt. Call           AA-         1,114,640
                  Hospital Revenue Bonds, Memorial Regional Medical Center,
                  Series 1995, 6.375%, 8/15/18 - MBIA Insured
       2,300   Harrisonburg Industrial Development Authority, Virginia, Hospital     8/16 at 100.00             A         1,957,024
                  Facilities Revenue Bonds, Rockingham Memorial Hospital, Series
                  2006, 5.000%, 8/15/31 - AMBAC Insured
       1,440   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00            A-         1,449,850
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30
       1,500   Henrico County Industrial Development Authority, Virginia,              No Opt. Call           AA-         1,747,725
                  Healthcare Revenue Bonds, Bon Secours Health System, Series
                  1996, 6.250%, 8/15/20 - MBIA Insured
       1,500   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00            A3         1,354,665
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33
       4,750   Medical College of Virginia Hospital Authority, General Revenue       7/09 at 101.00           AA-         4,529,647
                  Bonds, Series 1998, 5.125%, 7/01/23 - MBIA Insured

                                                           Nuveen Investments 53

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      3,000   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00            A+   $     3,119,700
                  Revenue Bonds, Carilion Health System, Series 2002A, 5.500%,
                  7/01/19 - MBIA Insured
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System, Series
               2006:
       2,000      5.250%, 6/15/26                                                    6/16 at 100.00            A3         1,962,420
       1,010      5.250%, 6/15/31                                                    6/16 at 100.00            A3           955,753
       1,695      5.250%, 6/15/37                                                    6/16 at 100.00            A3         1,525,551
       2,210   Virginia Small Business Financing Authority, Wellmont Health          9/17 at 100.00          BBB+         1,483,551
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
       1,425   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00           AA-         1,437,854
                  Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%,
                  1/01/31
------------------------------------------------------------------------------------------------------------------------------------
      35,285   Total Health Care                                                                                         34,202,182
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 3.4% (2.3% OF TOTAL INVESTMENTS)
       1,375   Arlington County Industrial Development Authority, Virginia,          5/10 at 100.00           AAA         1,395,309
                  Multifamily Housing Revenue Bonds, Patrick Henry Apartments,
                  Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20)
                  (Alternative Minimum Tax)
               Danville Industrial Development Authority, Virginia, Student
               Housing Revenue Bonds, Collegiate Housing Foundation, Averett
               College, Series 1999A:
         500      6.875%, 6/01/20                                                    6/09 at 102.00           N/R           467,365
       1,500      7.000%, 6/01/30                                                    6/09 at 102.00           N/R         1,272,990
       1,000   Lynchburg Redevelopment and Housing Authority, Virginia, Vistas       4/10 at 102.00           AAA         1,018,940
                  GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%,
                  1/20/40 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,375   Total Housing/Multifamily                                                                                  4,154,604
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 8.1% (5.5% OF TOTAL INVESTMENTS)
         325   Puerto Rico Housing Finance Authority, Mortgage-Backed Securities     6/13 at 100.00           AAA           295,363
                  Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%,
                  6/01/34 (Alternative Minimum Tax)
       1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00           AAA         1,008,790
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured
       1,500   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00           AAA         1,342,125
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)
       2,740   Virginia Housing Development Authority, Commonwealth Mortgage         7/15 at 100.00           AAA         2,560,777
                  Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum
                  Tax)
       1,340   Virginia Housing Development Authority, Commonwealth Mortgage         7/15 at 100.00           AAA         1,237,771
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)
       3,900   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00           AAA         3,538,899
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,805   Total Housing/Single Family                                                                                9,983,725
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.2% (2.8% OF TOTAL INVESTMENTS)
       2,765   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00           N/R         2,054,119
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         800   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00          BBB+           571,600
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.875%, 10/01/36
       1,495   Henrico County Economic Development Authority, Virginia, GNMA         7/09 at 102.00           AAA         1,514,031
                  Mortgage-Backed Securities Program Assisted Living Revenue
                  Bonds, Beth Sholom, Series 1999A, 5.900%, 7/20/29
               Henrico County Economic Development Authority, Virginia,
               Residential Care Facility Revenue Bonds, Westminster Canterbury
               of Richmond, Series 2006:
         100      5.000%, 10/01/27                                                  10/11 at 103.00          BBB-            80,302
       1,345      5.000%, 10/01/35                                                     No Opt. Call          BBB-           986,450
------------------------------------------------------------------------------------------------------------------------------------
       6,505   Total Long-Term Care                                                                                       5,206,502
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS - 0.8% (0.6% OF TOTAL INVESTMENTS)
$        500   Bedford County Industrial Development Authority, Virginia,            8/09 at 101.00            B2   $       355,750
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)
       1,000   Goochland County Industrial Development Authority, Virginia,          6/09 at 101.00            B2           688,330
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax) (4)
------------------------------------------------------------------------------------------------------------------------------------
       1,500   Total Materials                                                                                            1,044,080
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 19.6% (13.2% OF TOTAL INVESTMENTS)
               Chesapeake, Virginia, General Obligation Bonds, Water and
               Sewerage Series 2003B:
       1,880      5.000%, 6/01/21                                                    6/13 at 100.00           AA+         1,992,123
       2,060      5.000%, 6/01/23                                                    6/13 at 100.00           AA+         2,163,391
       1,355   Harrisonburg, Virginia, General Obligation Bonds, Public Safety       7/12 at 101.00           AA-         1,407,181
                  and Steam Plant, Series 2002, 5.000%, 7/15/19 - FGIC Insured
         105   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00           AAA           110,507
                  Bonds, Series 2002A, 5.250%, 5/01/22
       1,185   Lynchburg, Virginia, General Obligation Bonds, Series 2004,           6/14 at 100.00            AA         1,276,506
                  5.000%, 6/01/21
       1,300   Newport News, Virginia, General Obligation Bonds, Series 2004C,       5/14 at 101.00            AA         1,459,198
                  5.000%, 5/01/16
       1,280   Portsmouth, Virginia, General Obligation Bonds, Series 2005A,           No Opt. Call           AA-         1,446,861
                  5.000%, 4/01/15 - MBIA Insured
       1,480   Richmond, Virginia, General Obligation Bonds, Series 2004A,           7/14 at 100.00           AAA         1,605,445
                  5.000%, 7/15/21 - FSA Insured
       1,430   Roanoke, Virginia, General Obligation Public Improvement Bonds,      10/12 at 101.00            AA         1,568,796
                  Series 2002A, 5.000%, 10/01/17
       1,135   Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%,       No Opt. Call            AA         1,307,702
                  12/01/15
       2,000   Virginia Beach, Virginia, General Obligation Bonds, Series 2003B,     5/13 at 100.00           AAA         2,209,300
                  5.000%, 5/01/15
       1,100   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00           AAA         1,224,102
                  5.000%, 1/15/20
       4,500   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,          10/17 at 100.00           AAA         4,789,935
                  10/01/27 (UB)
       1,425   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00           AAA         1,510,415
                  Bonds, Series 2001, 5.000%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
      22,235   Total Tax Obligation/General                                                                              24,071,462
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 27.8% (18.8% OF TOTAL INVESTMENTS)
               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
         335      5.250%, 7/15/25 - ACA Insured                                      7/15 at 100.00           N/R           222,229
         260      5.500%, 7/15/35 - ACA Insured                                      7/15 at 100.00           N/R           146,492
       1,340   Culpeper Industrial Development Authority, Virginia, Lease            1/15 at 100.00           AA-         1,401,694
                  Revenue Bonds, School Facilities Project, Series 2005, 5.000%,
                  1/01/20 - MBIA Insured
               Cumberland County, Virginia, Certificates of Participation,
               Series 1997:
         890      6.200%, 7/15/12                                                      No Opt. Call           N/R           918,507
       1,375      6.375%, 7/15/17                                                      No Opt. Call           N/R         1,313,675
       1,000   Dinwiddie County Industrial Development Authority, Virginia,          2/14 at 100.00           AA-         1,078,210
                  Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/16 - MBIA
                  Insured
       1,000   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00           AA+         1,109,940
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
               Fairfax County Economic Development Authority, Virginia, Lease
               Revenue Bonds, Laurel Hill Public Facilities Projects, Series
               2003:
       2,210      5.000%, 6/01/14                                                    6/13 at 101.00           AA+         2,469,874
       1,165      5.000%, 6/01/22                                                    6/13 at 101.00           AA+         1,234,760
       1,660   Front Royal and Warren County Industrial Development Authority,       4/14 at 100.00           AAA         1,776,748
                  Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 -
                  FSA Insured
       1,270   James City County Economic Development Authority, Virginia,           7/15 at 100.00            AA         1,379,741
                  Revenue Bonds, County Government Projects, Series 2005,
                  5.000%, 7/15/19

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$        445   Montgomery County Industrial Development Authority, Virginia,         2/18 at 100.00           AA-   $       451,221
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
       1,185   Puerto Rico Highway and Transportation Authority, Highway Revenue     7/12 at 100.00           AAA         1,148,656
                  Bonds, Series 2002D, 5.000%, 7/01/32 - FSA Insured
       2,000   Puerto Rico Highway and Transportation Authority, Highway Revenue       No Opt. Call             A         1,835,920
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
       5,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call          BBB+           387,850
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured
       5,875   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call          BBB+         1,500,945
                  Revenue Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
         265      5.250%, 7/01/27                                                    7/12 at 100.00          BBB-           235,985
         320      5.250%, 7/01/36                                                    7/12 at 100.00          BBB-           274,010
       1,110   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00           BBB         1,113,807
                  Lease Revenue Bonds, School Facilities, Series 2003B, 4.375%,
                  8/01/20 - AMBAC Insured
       1,600   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00           AA-         1,646,496
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured
       2,500   Stafford County Economic Development Authority, Virginia, Public      4/18 at 100.00           AAA         2,521,175
                  Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC Insured (UB)
       1,400   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00           AA+         1,488,298
                  Bonds, Series 2005A, 5.000%, 5/01/22
         850   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+         1,035,819
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.784%, 2/01/27 (IF)
         850   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+         1,019,006
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.710%, 2/01/28 (IF)
       1,625   Virginia Public School Authority, School Financing Bonds, 1997        8/15 at 100.00           AA+         1,795,918
                  Resolution, Series 2005C, 5.000%, 8/01/17
               Virginia Resources Authority, Infrastructure Revenue Bonds,
               Pooled Loan Bond Program, Series 2000B:
          95      5.500%, 5/01/20 - FSA Insured                                      5/10 at 101.00           AAA            98,800
         550      5.500%, 5/01/30 - FSA Insured                                      5/10 at 101.00           AAA           553,256
       1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/11 at 101.00            AA         1,828,949
                  Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19
       2,000   Virginia Transportation Board, Transportation Revenue Bonds, U.S.     5/14 at 100.00           AA+         2,253,400
                  Route 58 Corridor Development Program, Series 2004B, 5.000%,
                  5/15/15
------------------------------------------------------------------------------------------------------------------------------------
      41,915   Total Tax Obligation/Limited                                                                              34,241,381
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 10.5% (7.1% OF TOTAL INVESTMENTS)
       2,500   Metropolitan Washington D.C. Airports Authority, System Revenue      10/17 at 100.00           AA-         2,225,300
                  Bonds, Series 2007B, 5.000%, 10/01/35 - AMBAC Insured
                  (Alternative Minimum Tax)
       4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00           AA-         3,883,999
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured
       1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00           AA-         1,019,710
                  5.000%, 2/01/23 - MBIA Insured
       2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call           AA-         2,676,275
                  Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 - FGIC
                  Insured
       1,260   Virginia Port Authority, Revenue Bonds, Port Authority                7/13 at 100.00           AA-         1,078,812
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
       2,000   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00           Aa2         2,066,480
                  Bonds, Series 2001A, 5.250%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
      13,260   Total Transportation                                                                                      12,950,576
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 19.4% (13.1% OF TOTAL INVESTMENTS) (5)
$      3,500   Alexandria Industrial Development Authority, Virginia, Fixed Rate    10/10 at 101.00       BBB (5)   $     3,778,495
                  Revenue Bonds, Institute for Defense Analyses, Series 2000A,
                  5.900%, 10/01/30 (Pre-refunded 10/01/10) - AMBAC Insured
         750   Bristol, Virginia, General Obligation Utility System Revenue            No Opt. Call           AAA           839,910
                  Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)
         925   Fairfax County Water Authority, Virginia, Water Revenue Refunding     4/12 at 100.00           AAA         1,028,748
                  Bonds, Series 2002, 5.375%, 4/01/19 (Pre-refunded 4/01/12)
         600   Greater Richmond Convention Center Authority, Virginia, Hotel Tax     6/10 at 101.00           AAA           640,254
                  Revenue Bonds, Convention Center Expansion Project, Series
                  2000, 6.125%, 6/15/25 (Pre-refunded 6/15/10)
          60   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00        A3 (5)            68,441
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)
               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
         375      6.000%, 6/01/22 (Pre-refunded 6/01/12)                             6/12 at 101.00       BBB (5)           429,131
         800      6.100%, 6/01/32 (Pre-refunded 6/01/12)                             6/12 at 101.00       BBB (5)           917,832
         815   Puerto Rico Highway and Transportation Authority, Highway Revenue     7/12 at 100.00           AAA           906,133
                  Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) -
                  FSA Insured
       2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00           AAA         2,626,325
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
               Puerto Rico Public Buildings Authority, Guaranteed Government
               Facilities Revenue Refunding Bonds, Series 2002D:
         735      5.250%, 7/01/27 (Pre-refunded 7/01/12)                             7/12 at 100.00      BBB- (5)           809,566
         880      5.250%, 7/01/36 (Pre-refunded 7/01/12)                             7/12 at 100.00      BBB- (5)           969,276
         385   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00           AAA           399,353
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded
                  7/01/10)
         460   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00        B2 (5)           505,186
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
       1,290      5.250%, 6/01/19 (Pre-refunded 6/01/12)                             6/12 at 100.00           AAA         1,352,926
       3,850      5.500%, 6/01/26 (Pre-refunded 6/01/15)                             6/15 at 100.00           AAA         4,306,917
       2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00      BBB+ (5)         2,175,380
                  Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                  10/01/10)
       2,000   Virginia Public School Authority, School Financing Bonds, 1997        8/10 at 101.00       AA+ (5)         2,123,160
                  Resolution, Series 2000B, 5.000%, 8/01/18 (Pre-refunded
                  8/01/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,925   Total U.S. Guaranteed                                                                                     23,877,033
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 7.3% (4.9% OF TOTAL INVESTMENTS)
               Bristol, Virginia, Utility System Revenue Refunding Bonds, Series
               2003:
       1,705      5.250%, 7/15/14 - MBIA Insured                                     7/13 at 100.00           AA-         1,842,849
       1,800      5.250%, 7/15/15 - MBIA Insured                                     7/13 at 100.00           AA-         1,941,984
       2,775      5.250%, 7/15/23 - MBIA Insured                                     7/13 at 100.00           AA-         2,797,339
       2,500   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00          Baa1         2,349,975
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       8,780   Total Utilities                                                                                            8,932,147
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 8.5% (5.8% OF TOTAL INVESTMENTS)
               Fairfax County Water Authority, Virginia, Water Revenue Refunding
               Bonds, Series 2002:
         105      5.375%, 4/01/19                                                    4/12 at 100.00           AAA           111,484
         800      5.000%, 4/01/27                                                    4/12 at 100.00           AAA           812,888
       1,000   Loudoun County Sanitation Authority, Virginia, Water and Sewerage     1/15 at 100.00           AAA         1,053,190
                  System Revenue Bonds, Series 2004, 5.000%, 1/01/26

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
$      1,310      5.000%, 11/01/21 - FGIC Insured                                   11/11 at 100.00           AA+   $     1,340,104
       1,380      5.000%, 11/01/22 - FGIC Insured                                   11/11 at 100.00           AA+         1,429,266
       2,250   Virginia Beach, Virginia, Storm Water Utility Revenue Bonds,          9/10 at 101.00           Aa3         2,357,550
                  Series 2000, 6.000%, 9/01/24
       1,800   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,      10/15 at 100.00            AA         1,834,128
                  Series 2005, 5.000%, 10/01/30
       1,515   Virginia State Resources Authority, Clean Water Revenue Bonds,       10/17 at 100.00           Aaa         1,566,222
                  Series 2007, Trust 3036, 13.070%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      10,160   Total Water and Sewer                                                                                     10,504,832
------------------------------------------------------------------------------------------------------------------------------------
$    192,155   Total Investments (cost $185,986,511) - 147.8%                                                           181,994,024
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.8)%                                                                        (4,630,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 7.8%                                                                       9,555,150
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.8)% (6)                                                     (63,800,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   123,119,174
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bond's coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

58   Nuveen Investments

NGB | Nuveen Virginia Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.2% (2.1% OF TOTAL INVESTMENTS)
$      1,660   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00           BBB   $       984,065
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
         715   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00           BBB           325,597
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       2,375   Total Consumer Staples                                                                                     1,309,662
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 6.4% (4.3% OF TOTAL
                  INVESTMENTS)
         500   Danville Industrial Development Authority, Virginia, Educational      3/11 at 102.00           N/R           419,160
                  Facilities Revenue Bonds, Averett University, Series 2001,
                  6.000%, 3/15/22
         500   Prince William County Industrial Development Authority,              10/13 at 101.00            A3           486,240
                  Virginia, Educational Facilities Revenue Bonds, Catholic
                  Diocese of Arlington, Series 2003, 5.500%, 10/01/33
         850   Prince William County Park Authority, Virginia, Park Facilities      10/09 at 101.00            A3           856,282
                  Revenue Refunding and Improvement Bonds, Series 1999, 6.000%,
                  10/15/28
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System, Series
               1999:
         160      5.375%, 2/01/19                                                    8/09 at 101.00          BBB-           137,334
         320      5.375%, 2/01/29                                                    8/09 at 101.00          BBB-           233,514
         500   Virginia College Building Authority, Educational Facilities           7/09 at 100.50          BBB-           481,320
                  Revenue Refunding Bonds, Marymount University, Series 1998,
                  5.100%, 7/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,830   Total Education and Civic Organizations                                                                    2,613,850
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 19.6% (13.2% OF TOTAL INVESTMENTS)
         250   Charlotte County Industrial Development Authority, Virginia,          9/17 at 100.00            A-           214,043
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/37
         565   Fairfax County Industrial Development Authority, Virginia,            5/19 at 100.00           AA+           597,510
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.339%, 5/15/35 (IF)
         100   Fairfax County Industrial Development Authority, Virginia,              No Opt. Call           AA+           106,447
                  Hospital Revenue Refunding Bonds, Inova Health System, Series
                  1993A, 5.000%, 8/15/23
       1,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          BBB+           908,920
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured
         500   Fredericksburg Economic Development Authority, Virginia,                No Opt. Call            A3           508,450
                  Hospital Facilities Revenue Bonds, MediCorp Health System,
                  Series 2007, 5.250%, 6/15/23
         500   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00            A3           469,440
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33
         820   Harrisonburg Industrial Development Authority, Virginia,              8/16 at 100.00             A           697,722
                  Hospital Facilities Revenue Bonds, Rockingham Memorial
                  Hospital, Series 2006, 5.000%, 8/15/31 - AMBAC Insured
         480   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00            A-           483,283
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30
         525   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00            A3           474,133
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33
         800   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           N/R           665,000
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured

                                                           Nuveen Investments 59

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System,
               Series 2006:
$        750      5.250%, 6/15/25                                                    6/16 at 100.00            A3   $       745,163
         360      5.250%, 6/15/31                                                    6/16 at 100.00            A3           340,664
         605      5.250%, 6/15/37                                                    6/16 at 100.00            A3           544,518
         785   Virginia Small Business Financing Authority, Wellmont Health          9/17 at 100.00          BBB+           526,963
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
         715   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00           AA-           721,449
                  Revenue Bonds, Winchester Medical Center, Series 2007,
                  5.125%, 1/01/31
------------------------------------------------------------------------------------------------------------------------------------
       8,755   Total Health Care                                                                                          8,003,705
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 5.0% (3.4% OF TOTAL INVESTMENTS)
       1,000   Arlington County Industrial Development Authority, Virginia,         11/11 at 102.00           AAA         1,031,270
                  Multifamily Housing Mortgage Revenue Bonds, Arlington View
                  Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory
                  put 11/01/19) (Alternative Minimum Tax)
       1,000   Virginia Housing Development Authority, Rental Housing Bonds,        10/10 at 100.00           AA+         1,010,830
                  Series 2000G, 5.625%, 10/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,000   Total Housing/Multifamily                                                                                  2,042,100
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 10.2% (6.8% OF TOTAL INVESTMENTS)
       1,000   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00           AAA         1,008,790
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured
         600   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00           AAA           536,850
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)
         960   Virginia Housing Development Authority, Commonwealth Mortgage         7/15 at 100.00           AAA           897,206
                  Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum
                  Tax)
         480   Virginia Housing Development Authority, Commonwealth Mortgage         7/15 at 100.00           AAA           443,381
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)
       1,400   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00           AAA         1,270,374
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,440   Total Housing/Single Family                                                                                4,156,601
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 10.5% (7.1% OF TOTAL INVESTMENTS)
         700   Albemarle County Industrial Development Authority, Virginia,          1/17 at 100.00           N/R           519,316
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%,
                  1/01/31
         350   Chesterfield County Health Center Commission, Virginia, Mortgage     12/15 at 100.00           N/R           226,940
                  Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%,
                  12/01/39
       1,005   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00           N/R           746,615
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         500   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00          BBB+           395,210
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.750%, 10/01/26
         540   Henrico County Economic Development Authority, Virginia,                No Opt. Call          BBB-           396,047
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35
         700   Industrial Development Authority of the County of Prince              1/17 at 100.00           N/R           499,926
                  William, Virginia, Residential Care Facility Revenue Bonds,
                  Westminster at Lake, First Mortgage, Series 2006, 5.125%,
                  1/01/26
         650   James City County Industrial Development Authority, Virginia,         3/12 at 101.00           N/R           519,331
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%,
                  3/01/23
         530   Roanoke Industrial Development Authority, Virginia, Residential      12/16 at 100.00           N/R           334,298
                  Revenue Bonds, Virginia Lutheran Homes Incorporated, Series
                  2006, 5.000%, 12/01/39
         350   Suffolk Industrial Development Authority, Virginia, Retirement        9/16 at 100.00           N/R           255,448
                  Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                  Series 2006, 5.300%, 9/01/31

60 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
$        350   Virginia Beach Development Authority, Virginia, Residential Care     11/15 at 100.00           N/R   $       288,708
                  Facility Mortgage Revenue Bonds, Westminster Canterbury on
                  Chesapeake Bay, Series 2005, 5.000%, 11/01/22
         175   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00           N/R           134,495
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
       5,850   Total Long-Term Care                                                                                       4,316,334
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
         100   Bedford County Industrial Development Authority, Virginia,            8/09 at 101.00            B2            71,150
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)
          20   Bedford County Industrial Development Authority, Virginia,           12/09 at 101.00            B2            15,260
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1999A, 6.550%, 12/01/25
                  (Alternative Minimum Tax) (4)
         220   Goochland County Industrial Development Authority, Virginia,          6/09 at 101.00            B2           151,433
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax) (4)
------------------------------------------------------------------------------------------------------------------------------------
         340   Total Materials                                                                                              237,843
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 13.7% (9.2% OF TOTAL INVESTMENTS)
         700   Loudoun County, Virginia, General Obligation Bonds, Series 2006,     12/16 at 100.00           AAA           758,254
                  5.000%, 12/01/25
         500   Loudoun County, Virginia, General Obligation Public Improvement       6/15 at 100.00           AAA           579,945
                  Bonds, Series 2005B, 5.000%, 6/01/18
         845   Newport News, Virginia, General Obligation Bonds, Series 2004C,       5/14 at 101.00            AA           948,479
                  5.000%, 5/01/16
         620   Richmond, Virginia, General Obligation Bonds, Series 2005A,           7/15 at 100.00           AAA           690,717
                  5.000%, 7/15/17 - FSA Insured
         400   Suffolk, Virginia, General Obligation Bonds, Series 2005,               No Opt. Call            AA           460,864
                  5.000%, 12/01/15
         400   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00           AAA           445,128
                  5.000%, 1/15/20
       1,600   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,          10/17 at 100.00           AAA         1,715,952
                  10/01/26 (UB)
------------------------------------------------------------------------------------------------------------------------------------
       5,065   Total Tax Obligation/General                                                                               5,599,339
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 20.2% (13.6% OF TOTAL INVESTMENTS)
         100   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00           N/R            79,831
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22
         500   Broad Street Community Development Authority, Virginia, Revenue       6/13 at 102.00           N/R           386,455
                  Bonds, Series 2003, 7.500%, 6/01/33
               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
         120      5.250%, 7/15/25 - ACA Insured                                      7/15 at 100.00           N/R            79,604
          95      5.500%, 7/15/35 - ACA Insured                                      7/15 at 100.00           N/R            53,526
         500   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00           AA+           554,970
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
         160   Montgomery County Industrial Development Authority, Virginia,         2/18 at 100.00           AA-           162,237
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
         580   Prince William County, Virginia, Certificates of Participation,       6/15 at 100.00           Aa2           607,318
                  County Facilities, Series 2005, 5.000%, 6/01/20 - AMBAC
                  Insured
         700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call             A           642,572
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
       3,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call          BBB+           694,740
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured
       1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00           BBB         1,003,460
                  Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%,
                  8/01/23 - AMBAC Insured

                                                           Nuveen Investments 61

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$        600   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00           AA-   $       617,436
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured
         890   Stafford County Economic Development Authority, Virginia, Public      4/18 at 100.00           AAA           897,538
                  Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC Insured
                  (UB)
         960   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00          BBB+           977,270
                  Loan Note, Series 1999A, 6.375%, 10/01/19
         195   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00           AA+           207,299
                  Bonds, Series 2005A, 5.000%, 5/01/22
         280   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+           341,211
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.784%, 2/01/27 (IF)
         280   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+           335,672
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.710%, 2/01/28 (IF)
         345   Virginia Gateway Community Development Authority, Prince William      3/13 at 102.00           N/R           248,224
                  County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30
         345   Virginia Public School Authority, School Financing Bonds, 1997        8/15 at 100.00           AA+           381,287
                  Resolution, Series 2005C, 5.000%, 8/01/17
------------------------------------------------------------------------------------------------------------------------------------
      10,650   Total Tax Obligation/Limited                                                                               8,270,650
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 26.3% (17.7% OF TOTAL INVESTMENTS)
       1,000   Capital Region Airport Authority, Richmond, Virginia, Revenue         7/15 at 100.00           AAA         1,085,010
                  Bonds, Richmond International Airport, Series 2005A, 5.000%,
                  7/01/18 - FSA Insured
       1,000   Chesapeake Bay Bridge and Tunnel Commission, Virginia, General          No Opt. Call           AA-         1,077,800
                  Resolution Revenue Refunding Bonds, Series 1998, 5.500%,
                  7/01/25 - MBIA Insured
       3,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00           AA-         2,982,627
                  Revenue Bonds, Series 2001A, 5.500%, 10/01/27 - MBIA Insured
                  (Alternative Minimum Tax)
         250   Metropolitan Washington D.C. Airports Authority, Airport System      10/11 at 101.00           AA-           255,860
                  Revenue Bonds, Series 2001B, 5.000%, 10/01/21 - MBIA Insured
       1,500   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,           7/11 at 100.00           AA-         1,456,500
                  Series 2001A, 5.125%, 7/01/31 - FGIC Insured
         500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00           AA-           509,855
                  5.000%, 2/01/23 - MBIA Insured
         500   Richmond Metropolitan Authority, Virginia, Revenue Refunding            No Opt. Call           AA-           535,255
                  Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 - FGIC
                  Insured
         455   Virginia Port Authority, Revenue Bonds, Port Authority                7/13 at 100.00           AA-           389,571
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
       1,225   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00           Aa2         1,265,719
                  Bonds, Series 2001A, 5.250%, 8/01/23
       1,250   Virginia Resources Authority, Airports Revolving Fund Revenue         2/11 at 100.00           Aa2         1,181,375
                  Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,680   Total Transportation                                                                                      10,739,572
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 28.1% (18.9% OF TOTAL INVESTMENTS) (5)
         500   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00       N/R (5)           559,515
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)
       1,000   Bristol, Virginia, Utility System Revenue Refunding Bonds,              No Opt. Call           AAA         1,129,520
                  Series 2001, 5.000%, 7/15/21 - FSA Insured (ETM)
               Guam Economic Development Authority, Tobacco Settlement
               Asset-Backed Bonds, Series 2001A:
          30      5.000%, 5/15/22 (Pre-refunded 5/15/11)                             5/11 at 100.00       N/R (5)            32,124
         850      5.400%, 5/15/31 (Pre-refunded 5/15/11)                             5/11 at 100.00       N/R (5)           916,742
          20   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00        A3 (5)            22,814
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)
       2,310   Leesburg, Virginia, General Obligation Public Improvement Bonds,      1/11 at 101.00        AA (5)         2,491,520
                  Series 2000,  5.125%, 1/15/21 (Pre-refunded 1/15/11) - FGIC
                  Insured

62 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)
$        425   Loudoun County Industrial Development Authority, Virginia,            6/12 at 101.00       BBB (5)   $       486,349
                  Hospital Revenue Bonds, Loudoun Hospital Center, Series
                  2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)
               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
       1,500      5.500%, 10/01/32                                                  10/10 at 101.00           AAA         1,575,795
       1,500      5.500%, 10/01/40                                                  10/10 at 101.00           AAA         1,575,795
         155   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00           AAA           160,778
                  Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                  (Pre-refunded 7/01/10)
         175   Rockbridge County Industrial Development Authority, Virginia,           No Opt. Call        B2 (5)           184,756
                  Horse Center Revenue Refunding Bonds, Series 2001B, 6.125%,
                  7/15/11 (ETM)
         915   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00        B2 (5)         1,004,880
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
         725   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/15 at 100.00           AAA           811,043
                  Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26
                  (Pre-refunded 6/01/15)
         500   Virginia College Building Authority, Educational Facilities           2/12 at 100.00       AA+ (5)           548,215
                  Revenue Bonds, 21st Century College Program, Series 2002A,
                  5.000%, 2/01/22 (Pre-refunded 2/01/12)
------------------------------------------------------------------------------------------------------------------------------------
      10,605   Total U.S. Guaranteed                                                                                     11,499,846
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 2.3% (1.5% OF TOTAL INVESTMENTS)
       1,000   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00          Baa1           939,990
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 2.6% (1.8% OF TOTAL INVESTMENTS)
         500   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,      10/15 at 100.00            AA           509,480
                  Series 2005, 5.000%, 10/01/30
         545   Virginia State Resources Authority, Clean Water Revenue Bonds,       10/17 at 100.00           Aaa           563,426
                  Series 2007, Trust 3036, 13.070%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
       1,045   Total Water and Sewer                                                                                      1,072,906
------------------------------------------------------------------------------------------------------------------------------------
$     65,635   Total Investments (cost $64,170,904) - 148.7%                                                             60,802,398
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.0)%                                                                        (1,640,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.0%                                                                       1,218,256
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (47.7)% (6)                                                     (19,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    40,880,654
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bond's coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

NNB | Nuveen Virginia Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.2% (2.2% OF TOTAL INVESTMENTS)
$      3,100   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00           BBB   $     1,837,711
                  Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
       1,430   Tobacco Settlement Financing Corporation of Virginia, Tobacco         6/17 at 100.00           BBB           651,193
                  Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------
       4,530   Total Consumer Staples                                                                                     2,488,904
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 6.7% (4.5% OF TOTAL
                  INVESTMENTS)
       1,000   Fairfax County Economic Development Authority, Virginia, Revenue      9/09 at 101.00            A3         1,003,340
                  Bonds, National Wildlife Federation, Series 1999, 5.375%,
                  9/01/29 - MBIA Insured
       1,000   Prince William County Industrial Development Authority, Virginia,    10/13 at 101.00            A3           972,480
                  Educational Facilities Revenue Bonds, Catholic Diocese of
                  Arlington, Series 2003, 5.500%, 10/01/33
       1,500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00          BBB-         1,223,655
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.375%, 12/01/21
       2,000   Winchester Industrial Development Authority, Virginia,               10/10 at 100.00           AA-         1,961,760
                  Educational Facilities First Mortgage Revenue Bonds,
                  Shenandoah University, Series 1998, 5.250%, 10/01/28 - MBIA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,500   Total Education and Civic Organizations                                                                    5,161,235
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 27.5% (18.4% OF TOTAL INVESTMENTS)
       1,500   Albemarle County Industrial Development Authority, Virginia,         10/12 at 100.00            A3         1,355,550
                  Hospital Revenue Bonds, Martha Jefferson Hospital, Series
                  2002, 5.250%, 10/01/35
         450   Charlotte County Industrial Development Authority, Virginia,          9/17 at 100.00            A-           415,467
                  Hospital Revenue Bonds, Halifax Regional Hospital
                  Incorporated, Series 2007, 5.000%, 9/01/27
       1,070   Fairfax County Industrial Development Authority, Virginia,            5/19 at 100.00           AA+         1,131,568
                  Healthcare Revenue Bonds, Inova Health System, Series 2009,
                  Trust 11733, 14.339%, 5/15/35 (IF)
       3,000   Fauquier County Industrial Development Authority, Virginia,          10/12 at 102.00          BBB+         2,726,760
                  Hospital Revenue Bonds, Fauquier Hospital, Series 2002,
                  5.250%, 10/01/25 - RAAI Insured
       1,000   Fredericksburg Economic Development Authority, Virginia, Hospital       No Opt. Call            A3         1,016,900
                  Facilities Revenue Bonds, MediCorp Health System, Series 2007,
                  5.250%, 6/15/23
         675   Fredericksburg Industrial Development Authority, Virginia,            6/12 at 100.00            A3           633,744
                  Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%,
                  6/15/33
       1,500   Harrisonburg Industrial Development Authority, Virginia, Hospital     8/16 at 100.00             A         1,276,320
                  Facilities Revenue Bonds, Rockingham Memorial Hospital, Series
                  2006, 5.000%, 8/15/31 - AMBAC Insured
         960   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00            A-           966,566
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30
       1,155   Manassas Industrial Development Authority, Virginia, Hospital         4/13 at 100.00            A3         1,043,092
                  Revenue Bonds, Prince William Hospital, Series 2002, 5.250%,
                  4/01/33
       1,200   Norton Industrial Development Authority, Virginia, Hospital          12/11 at 101.00           N/R           997,500
                  Revenue Refunding and Improvement Bonds, Norton Community
                  Hospital, Series 2001, 6.000%, 12/01/22 - ACA Insured
       1,000   Prince William County Industrial Development Authority, Virginia,    10/09 at 101.00           Aa3         1,009,540
                  Hospital Facility Revenue Refunding Bonds, Potomac Hospital
                  Corporation of Prince William, Series 1998, 5.000%, 10/01/18 -
                  FSA Insured
       3,915   Roanoke Industrial Development Authority, Virginia, Hospital          7/12 at 100.00            A+         4,053,942
                  Revenue Bonds, Carilion Health System, Series 2002A, 5.500%,
                  7/01/20 - MBIA Insured

64 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Stafford County Economic Development Authority, Virginia,
               Hospital Facilities Revenue Bonds, MediCorp Health System, Series
               2006:
$      1,250      5.250%, 6/15/25                                                    6/16 at 100.00            A3   $     1,241,938
         655      5.250%, 6/15/31                                                    6/16 at 100.00            A3           619,820
       1,095      5.250%, 6/15/37                                                    6/16 at 100.00            A3           985,533
       1,430   Virginia Small Business Financing Authority, Wellmont Health          9/17 at 100.00          BBB+           959,945
                  System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37
         715   Winchester Industrial Development Authority, Virginia, Hospital       1/17 at 100.00           AA-           721,449
                  Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%,
                  1/01/31
------------------------------------------------------------------------------------------------------------------------------------
      22,570   Total Health Care                                                                                         21,155,634
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 14.5% (9.7% OF TOTAL INVESTMENTS)
       7,485   Virginia Housing Development Authority, Commonwealth Mortgage         7/11 at 100.00           AAA         7,550,790
                  Bonds, Series 2001H-1, 5.350%, 7/01/31 - MBIA Insured
         500   Virginia Housing Development Authority, Commonwealth Mortgage         1/15 at 100.00           AAA           447,375
                  Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum
                  Tax)
         870   Virginia Housing Development Authority, Commonwealth Mortgage         7/15 at 100.00           AAA           803,628
                  Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)
       2,600   Virginia Housing Development Authority, Commonwealth Mortgage         7/16 at 100.00           AAA         2,359,266
                  Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,455   Total Housing/Single Family                                                                               11,161,059
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 10.0% (6.6% OF TOTAL INVESTMENTS)
       1,300   Albemarle County Industrial Development Authority, Virginia,          1/17 at 100.00           N/R           964,444
                  Residential Care Facilities Mortgage Revenue Bonds,
                  Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%,
                  1/01/31
         650   Chesterfield County Health Center Commission, Virginia, Mortgage     12/15 at 100.00           N/R           421,460
                  Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39
       1,815   Fairfax County Economic Development Authority, Virginia,             10/17 at 100.00           N/R         1,348,364
                  Residential Care Facilities Mortgage Revenue Bonds, Goodwin
                  House, Inc., Series 2007A, 5.125%, 10/01/37
         500   Fairfax County Economic Development Authority, Virginia,             10/16 at 100.00          BBB+           395,210
                  Retirement Center Revenue Bonds, Greenspring Village, Series
                  2006A, 4.750%, 10/01/26
         855   Henrico County Economic Development Authority, Virginia,                No Opt. Call          BBB-           627,074
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of Richmond, Series 2006, 5.000%, 10/01/35
       1,300   Industrial Development Authority of the County of Prince William,     1/17 at 100.00           N/R           928,434
                  Virginia, Residential Care Facility Revenue Bonds, Westminster
                  at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26
       1,350   James City County Industrial Development Authority, Virginia,         3/12 at 101.00           N/R         1,078,610
                  Residential Care Facility First Mortgage Revenue Refunding
                  Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23
         970   Roanoke Industrial Development Authority, Virginia, Residential      12/16 at 100.00           N/R           611,828
                  Revenue Bonds, Virginia Lutheran Homes Incorporated, Series
                  2006, 5.000%, 12/01/39
         650   Suffolk Industrial Development Authority, Virginia, Retirement        9/16 at 100.00           N/R           474,403
                  Facilities First Mortgage Revenue Bonds, Lake Prince Center,
                  Series 2006, 5.300%, 9/01/31
         650   Virginia Beach Development Authority, Virginia, Residential Care     11/15 at 100.00           N/R           536,172
                  Facility Mortgage Revenue Bonds, Westminster Canterbury on
                  Chesapeake Bay, Series 2005, 5.000%, 11/01/22
         325   Winchester Industrial Development Authority, Virginia,                1/15 at 100.00           N/R           249,776
                  Residential Care Facility Revenue Bonds,
                  Westminster-Canterbury of Winchester Inc., Series 2005A,
                  5.200%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
      10,365   Total Long-Term Care                                                                                       7,635,775
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
         165   Bedford County Industrial Development Authority, Virginia,            8/09 at 101.00            B2           117,398
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation, Series 1998, 5.600%, 12/01/25
                  (Alternative Minimum Tax) (4)

                                                           Nuveen Investments 65

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS (continued)
$        460   Goochland County Industrial Development Authority, Virginia,          6/09 at 101.00            B2   $       316,632
                  Industrial Development Revenue Refunding Bonds, Nekoosa
                  Packaging Corporation Project, Series 1998, 5.650%, 12/01/25
                  (Alternative Minimum Tax) (4)
------------------------------------------------------------------------------------------------------------------------------------
         625   Total Materials                                                                                              434,030
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 23.1% (15.4% OF TOTAL INVESTMENTS)
       1,750   Chesapeake, Virginia, General Obligation Bonds, Series 2001,         12/11 at 100.00           AA+         1,913,660
                  5.500%, 12/01/16
       1,000   Loudoun County, Virginia, General Obligation Bonds, Series 2006,     12/16 at 100.00           AAA         1,083,220
                  5.000%, 12/01/25
          95   Loudoun County, Virginia, General Obligation Public Improvement       5/12 at 100.00           AAA            99,983
                  Bonds, Series 2002A, 5.250%, 5/01/22
               Powhatan County, Virginia, General Obligation Bonds, Series 2001:
         660      5.000%, 1/15/23 - AMBAC Insured                                    1/11 at 101.00            A+           673,550
       1,000      5.000%, 1/15/27 - AMBAC Insured                                    1/11 at 101.00            A+         1,003,360
               Roanoke, Virginia, General Obligation Public Improvement Bonds,
               Series 2002A:
       1,950      5.000%, 10/01/18                                                  10/12 at 101.00            AA         2,105,493
       2,435      5.000%, 10/01/19                                                  10/12 at 101.00            AA         2,629,167
       1,280   Roanoke, Virginia, General Obligation Public Improvement Bonds,      10/12 at 101.00            AA         1,331,226
                  Series 2002B, 5.000%, 10/01/15 - FGIC Insured (Alternative
                  Minimum Tax)
         600   Virginia Beach, Virginia, General Obligation Bonds, Series 2005,      1/16 at 100.00           AAA           667,692
                  5.000%, 1/15/20
       2,900   Virginia Beach, Virginia, General Obligation Bonds, 5.000%,          10/17 at 100.00           AAA         3,110,163
                  10/01/26 (UB)
       1,500   Virginia Beach, Virginia, General Obligation Public Improvement       6/11 at 101.00           AAA         1,589,910
                  Bonds, Series 2001, 5.000%, 6/01/19
       1,420   Virginia Beach, Virginia, General Obligation Refunding and Public     3/12 at 100.00           AAA         1,490,659
                  Improvement Bonds, Series 2002, 5.000%, 3/01/21
------------------------------------------------------------------------------------------------------------------------------------
      16,590   Total Tax Obligation/General                                                                              17,698,083
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 22.2% (14.8% OF TOTAL INVESTMENTS)
         124   Bell Creek Community Development Authority, Virginia, Special         3/13 at 101.00           N/R            98,990
                  Assessment Bonds, Series 2003A, 6.750%, 3/01/22
       1,000   Broad Street Community Development Authority, Virginia, Revenue       6/13 at 102.00           N/R           772,910
                  Bonds, Series 2003, 7.500%, 6/01/33
               Buena Vista Public Recreational Facilities Authority, Virginia,
               Lease Revenue Bonds, Golf Course Project, Series 2005A:
         210      5.250%, 7/15/25 - ACA Insured                                      7/15 at 100.00           N/R           139,308
         165      5.500%, 7/15/35 - ACA Insured                                      7/15 at 100.00           N/R            92,966
         800   Fairfax County Economic Development Authority, Virginia, Lease        5/16 at 100.00           AA+           887,952
                  Revenue Bonds, Joint Public Uses Community Project, Series
                  2006, 5.000%, 5/15/18
       1,800   Loudoun County Industrial Development Authority, Virginia, Lease      3/13 at 100.00           AA+         1,915,686
                  Revenue Refunding Bonds, Public Facility Project, Series 2003,
                  5.000%, 3/01/19
         285   Montgomery County Industrial Development Authority, Virginia,         2/18 at 100.00           AA-           288,984
                  Public Facility Lease Revenue Bonds, Public Projects Series
                  2008, 5.000%, 2/01/29
       1,300   Puerto Rico Highway and Transportation Authority, Highway Revenue       No Opt. Call             A         1,193,348
                  Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
       2,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call          BBB+           463,160
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC Insured
         400   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00          BBB-           356,204
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27
       1,000   Spotsylvania County Industrial Development Authority, Virginia,       8/13 at 100.00           BBB         1,003,460
                  Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%,
                  8/01/23 - AMBAC Insured
       1,000   Stafford County and Staunton Industrial Development Authority,        8/16 at 100.00           AA-         1,029,060
                  Virginia, Revenue Bonds, Virginia Municipal League and
                  Virginia Association of Counties Finance Program, Series
                  2006A, 5.000%, 8/01/23 - MBIA Insured

66 Nuveen Investments

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,610   Stafford County Economic Development Authority, Virginia, Public      4/18 at 100.00           AAA   $     1,623,637
                  Project Lease Revenue Bonds, 5.000%, 4/01/33 - AGC Insured (UB)
         700   Virginia Beach Development Authority, Public Facilities Revenue       5/15 at 100.00           AA+           744,149
                  Bonds, Series 2005A, 5.000%, 5/01/22
         535   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+           651,956
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-3B, 12.784%, 2/01/27 (IF)
         535   Virginia College Building Authority, Educational Facilities           2/19 at 100.00           AA+           641,374
                  Revenue Bonds, 21st Century College Program, Series 2009,
                  Trust 09-4B, 12.710%, 2/01/28 (IF)
         673   Virginia Gateway Community Development Authority, Prince William      3/13 at 102.00           N/R           484,217
                  County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30
       2,540   Virginia Public School Authority, School Financing Bonds, 1997        8/11 at 101.00           AA+         2,702,433
                  Resolution, Series 2001B, 5.000%, 8/01/19
         570   Virginia Public School Authority, School Financing Bonds, 1997        8/15 at 100.00           AA+           629,953
                  Resolution, Series 2005C, 5.000%, 8/01/17
       1,265   Virginia Resources Authority, Infrastructure Revenue Bonds,           5/10 at 101.00            AA         1,286,973
                  Pooled Loan Bond Program, Series 2001D, 5.000%, 5/01/26
------------------------------------------------------------------------------------------------------------------------------------
      18,512   Total Tax Obligation/Limited                                                                              17,006,720
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 4.2% (2.8% OF TOTAL INVESTMENTS)
       1,000   Metropolitan Washington D.C. Airports Authority, Airport System      10/12 at 100.00           AA-           958,360
                  Revenue Bonds, Series 2002A, 5.125%, 10/01/26 - FGIC Insured
                  (Alternative Minimum Tax)
       1,500   Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,        2/15 at 100.00           AA-         1,529,565
                  5.000%, 2/01/23 - MBIA Insured
         825   Virginia Port Authority, Revenue Bonds, Port Authority                7/13 at 100.00           AA-           706,365
                  Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,325   Total Transportation                                                                                       3,194,290
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 17.4% (11.6% OF TOTAL INVESTMENTS) (5)
         165   Albemarle County Industrial Development Authority, Virginia,          1/12 at 100.00       N/R (5)           184,640
                  Residential Care Facility Revenue Bonds, Westminster
                  Canterbury of the Blue Ridge First Mortgage, Series 2001,
                  6.200%, 1/01/31 (Pre-refunded 1/01/12)
       1,000   Bristol, Virginia, General Obligation Utility System Revenue            No Opt. Call           AAA         1,119,880
                  Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)
          40   Henrico County Economic Development Authority, Virginia, Revenue     11/12 at 100.00        A3 (5)            45,627
                  Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%,
                  11/15/30 (Pre-refunded 11/15/12)
               Loudoun County Industrial Development Authority, Virginia,
               Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A:
         250      6.000%, 6/01/22 (Pre-refunded 6/01/12)                             6/12 at 101.00       BBB (5)           286,088
         600      6.100%, 6/01/32 (Pre-refunded 6/01/12)                             6/12 at 101.00       BBB (5)           688,374
       1,000   Newport News, Virginia, General Obligation Bonds, Series 2003B,      11/13 at 100.00        AA (5)         1,144,170
                  5.000%, 11/01/22 (Pre-refunded 11/01/13)
       2,750   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00           AAA         2,888,957
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
       1,100   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00      BBB- (5)         1,211,595
                  Facilities Revenue Refunding Bonds, Series 2002D, 5.250%,
                  7/01/27 (Pre-refunded 7/01/12)
         455   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00           AAA           499,531
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)
         460   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00        B2 (5)           505,186
                  Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                  7/15/21 (Pre-refunded 7/15/11)
       1,000   Staunton, Virginia, General Obligation Bonds, Series 2004,            2/14 at 101.00       Aa3 (5)         1,209,020
                  6.250%, 2/01/25 (Pre-refunded 2/01/14) - AMBAC Insured

                                                           Nuveen Investments 67

    | Portfolio of INVESTMENTS May 31, 2009

   PRINCIPAL                                                                          OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (5) (continued)
               Tobacco Settlement Financing Corporation of Virginia, Tobacco
               Settlement Asset-Backed Bonds, Series 2005:
$        490      5.250%, 6/01/19 (Pre-refunded 6/01/12)                             6/12 at 100.00           AAA   $       513,902
       2,700      5.500%, 6/01/26 (Pre-refunded 6/01/15)                             6/15 at 100.00           AAA         3,020,435
------------------------------------------------------------------------------------------------------------------------------------
      12,010   Total U.S. Guaranteed                                                                                     13,317,405
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 2.4% (1.6% OF TOTAL INVESTMENTS)
       2,000   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00          Baa1         1,879,980
                  Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                  6.500%, 10/15/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 17.9% (12.0% OF TOTAL INVESTMENTS)
         805   Fairfax County Water Authority, Virginia, Water Revenue Refunding     4/12 at 100.00           AAA           817,969
                  Bonds, Series 2002, 5.000%, 4/01/27
               Henry County Public Service Authority, Virginia, Water and
               Sewerage Revenue Refunding Bonds,Series 2001:
       1,000      5.500%, 11/15/17 - FSA Insured                                       No Opt. Call           AAA         1,170,910
       3,000      5.500%, 11/15/19 - FSA Insured                                       No Opt. Call           AAA         3,521,189
               Norfolk, Virginia, Water Revenue Refunding Bonds, Series 2001:
       1,080      5.000%, 11/01/18 - FGIC Insured                                   11/11 at 100.00           AA+         1,126,991
       1,190      5.000%, 11/01/19 - FGIC Insured                                   11/11 at 100.00           AA+         1,235,851
       1,525      5.000%, 11/01/24 - FGIC Insured                                   11/11 at 100.00           AA+         1,557,284
       1,000   Virginia Beach, Virginia, Water and Sewer System Revenue Bonds,      10/15 at 100.00            AA         1,018,960
                  Series 2005, 5.000%, 10/01/30
       2,250   Virginia Resources Authority, Water and Sewerage System Revenue       5/11 at 101.00            AA         2,283,503
                  Bonds, Caroline County Public Improvements Project, Series
                  2001, 5.000%, 5/01/32
         990   Virginia State Resources Authority, Clean Water Revenue Bonds,       10/17 at 100.00           Aaa         1,023,473
                  Series 2007, Trust 3036, 13.070%, 10/01/29 (IF)
------------------------------------------------------------------------------------------------------------------------------------
      12,840   Total Water and Sewer                                                                                     13,756,130
------------------------------------------------------------------------------------------------------------------------------------
$    120,322   Total Investments (cost $119,426,244) - 149.7%                                                           114,889,245
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.9)%                                                                        (2,980,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 7.9%                                                                       5,992,087
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.7)% (6)                                                     (41,175,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    76,726,332
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bond's coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

68 NUVEEN INVESTMENTS

| Statement of ASSETS & LIABILITIES May 31, 2009

                                                                            MARYLAND       MARYLAND        MARYLAND        MARYLAND
                                                                             PREMIUM       DIVIDEND        DIVIDEND        DIVIDEND
                                                                              INCOME      ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                                (NMY)          (NFM)           (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $215,404,337, $86,511,674,
   $87,970,712 and $111,725,039, respectively)                         $ 212,652,188   $ 82,189,325   $  84,204,362   $ 107,839,274
Cash                                                                       6,831,099        436,252         154,690       1,264,063
Receivables:
   Interest                                                                4,042,665      1,605,881       1,589,729       1,853,330
   Investments sold                                                        2,560,000        370,000              --              --
Other assets                                                                  27,957         16,325          13,038          14,990
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                        226,113,909     84,617,783      85,961,819     110,971,657
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                                  9,962,000      3,973,000       3,840,000       4,255,000
Payables:
   Preferred shares noticed for redemption,
     at liquidation value                                                         --             --              --              --
   Common share dividends                                                    568,597        234,165         236,452         292,318
   Preferred share dividends                                                   3,537          2,463           2,535           2,780
Accrued expenses:
   Management fees                                                           117,310         37,225          34,469          43,968
   Other                                                                      83,021         39,096          37,949          45,655
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                    10,734,465      4,285,949       4,151,405       4,639,721
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                    70,875,000     25,825,000      26,625,000      35,000,000
====================================================================================================================================
Net assets applicable to Common shares                                 $ 144,504,444   $ 54,506,834   $  55,185,414   $  71,331,936
====================================================================================================================================
Common shares outstanding                                                 10,640,076      4,190,350       4,195,443       5,363,909
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares outstanding)  $       13.58   $      13.01   $       13.15   $       13.30
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                $     106,401   $     41,904   $      41,954   $      53,639
Paid-in surplus                                                          147,794,543     59,464,915      59,530,455      75,721,849
Undistributed (Over-distribution of) net investment income                 1,235,082        295,908         287,921         492,853
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                (1,879,433)      (973,544)       (908,566)     (1,050,640)
Net unrealized appreciation (depreciation) of investments                 (2,752,149)    (4,322,349)     (3,766,350)     (3,885,765)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                 $ 144,504,444   $ 54,506,834   $  55,185,414   $  71,331,936
====================================================================================================================================
Authorized shares:
   Common                                                                  Unlimited      Unlimited       Unlimited       Unlimited
   Preferred                                                               Unlimited      Unlimited       Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 69

| Statement of ASSETS & LIABILITIES (continued) May 31, 2009

                                                                                        VIRGINIA         VIRGINIA         VIRGINIA
                                                                                         PREMIUM         DIVIDEND         DIVIDEND
                                                                                          INCOME        ADVANTAGE      ADVANTAGE 2
                                                                                            (NPV)            (NGB)            (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $185,986,511, $64,170,904
   and $119,426,244, respectively)                                                 $ 181,994,024    $  60,802,398    $ 114,889,245
Cash                                                                                   6,610,119        2,593,498        4,460,912
Receivables:
   Interest                                                                            3,030,177        1,007,282        1,798,810
   Investments sold                                                                      535,000           95,000          150,050
Other assets                                                                              25,643           14,125           17,481
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                    192,194,963       64,512,303      121,316,498
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                                              4,630,000        1,640,000        2,980,000
Payables:
   Preferred shares noticed for redemption,
     at liquidation value                                                                     --        2,250,000               --
   Common share dividends                                                                476,195          185,935          340,880
   Preferred share dividends                                                               3,402            1,342            3,925
Accrued expenses:
   Management fees                                                                       102,223           29,105           49,781
   Other                                                                                  63,969           25,267           40,580
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                 5,275,789        4,131,649        3,415,166
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                63,800,000       19,500,000       41,175,000
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $ 123,119,174    $  40,880,654    $  76,726,332
===================================================================================================================================
Common shares outstanding                                                              8,947,012        3,135,986        5,740,879
===================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)                         $       13.76    $       13.04    $       13.36
===================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                            $      89,470    $      31,360    $      57,409
Paid-in surplus                                                                      125,966,824       44,478,848       81,483,803
Undistributed (Over-distribution of) net investment income                             1,141,646          266,298          396,944
Accumulated net realized gain (loss) from investments and derivative transactions        (86,279)        (527,346)        (674,825)
Net unrealized appreciation (depreciation) of investments                             (3,992,487)      (3,368,506)      (4,536,999)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $ 123,119,174    $  40,880,654    $  76,726,332
===================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited        Unlimited        Unlimited
   Preferred                                                                           Unlimited        Unlimited        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

70 Nuveen Investments

| Statement of OPERATIONS Year Ended May 31, 2009

                                                                           MARYLAND        MARYLAND        MARYLAND        MARYLAND
                                                                            PREMIUM        DIVIDEND        DIVIDEND        DIVIDEND
                                                                             INCOME       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                                                               (NMY)           (NFM)           (NZR)           (NWI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $ 11,292,985    $  4,622,071    $  4,582,197    $  5,513,124
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                           1,387,394         537,109         544,082         687,729
Preferred shares - auction fees                                             189,860          74,637          75,103          93,257
Preferred shares - dividend disbursing agent fees                            19,996          10,000           9,989           9,989
Shareholders' servicing agent fees and expenses                              18,279           1,548           1,006           1,186
Interest expense on floating rate obligations                                69,173          28,174          27,813          33,308
Custodian's fees and expenses                                                46,437          25,454          25,129          33,050
Trustees' fees and expenses                                                   6,761           2,583           2,526           3,344
Professional fees                                                            24,006          15,544          15,525          17,299
Shareholders' reports - printing and mailing expenses                        49,549          23,655          25,372          30,654
Stock exchange listing fees                                                   9,218             591             592             758
Investor relations expense                                                   26,001          10,089          10,365          12,918
Other expenses                                                               19,257          16,606          16,560          17,158
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,865,931         745,990         754,062         940,650
   Custodian fee credit                                                     (22,505)         (2,288)         (2,833)         (1,436)
   Expense reimbursement                                                         --        (111,743)       (141,615)       (200,603)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              1,843,426         631,959         609,614         738,611
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     9,449,559       3,990,112       3,972,583       4,774,513
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                (1,683,796)       (792,574)       (904,510)     (1,006,050)
Change in net unrealized appreciation (depreciation) of investments      (5,452,149)     (4,198,728)     (4,008,113)     (3,207,766)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  (7,135,945)     (4,991,302)     (4,912,623)     (4,213,816)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                               (1,728,826)       (710,514)       (687,710)       (858,983)
From accumulated net realized gains                                        (112,500)             --         (49,933)        (32,339)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                          (1,841,326)       (710,514)       (737,643)       (891,322)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                              $    472,288    $ (1,711,704)   $ (1,677,683)   $   (330,625)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

| Statement of OPERATIONS (continued) Year Ended May 31, 2009

                                                                              VIRGINIA       VIRGINIA       VIRGINIA
                                                                               PREMIUM       DIVIDEND       DIVIDEND
                                                                                INCOME      ADVANTAGE    ADVANTAGE 2
                                                                                  (NPV)          (NGB)          (NNB)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                          $ 9,667,256    $ 3,419,441    $ 6,395,902
---------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                              1,167,367        405,538        749,131
Preferred shares - auction fees                                                154,607         56,435        101,174
Preferred shares - dividend disbursing agent fees                               19,991         10,000          9,984
Shareholders' servicing agent fees and expenses                                 15,681          1,003          1,282
Interest expense on floating rate obligations                                   90,316         32,067         58,216
Custodian's fees and expenses                                                   39,291         18,689         31,933
Trustees' fees and expenses                                                      5,697          1,948          3,456
Professional fees                                                               21,236         13,855         17,941
Shareholders' reports - printing and mailing expenses                           44,436         17,689         28,667
Stock exchange listing fees                                                      9,241            442            809
Investor relations expense                                                      21,976          7,453         13,277
Other expenses                                                                  18,934         15,420         17,327
---------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         1,608,773        580,539      1,033,197
   Custodian fee credit                                                        (18,554)        (6,619)        (3,628)
   Expense reimbursement                                                            --        (84,277)      (203,959)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,590,219        489,643        825,610
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                        8,077,037      2,929,798      5,570,292
---------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                      (88,740)      (527,444)      (661,202)
Change in net unrealized appreciation (depreciation) of investments         (5,786,157)    (3,315,707)    (5,657,242)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                     (5,874,897)    (3,843,151)    (6,318,444)
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  (1,346,825)      (533,312)      (940,842)
From accumulated net realized gains                                           (146,513)       (12,768)       (13,944)
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                             (1,493,338)      (546,080)      (954,786)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                  $   708,802    $(1,459,433)   $(1,702,938)
=====================================================================================================================

                                 See accompanying notes to financial statements.

72 Nuveen Investments

| Statement of CHANGES in NET ASSETS

                                                MARYLAND PREMIUM              MARYLAND DIVIDEND               MARYLAND DIVIDEND
                                                  INCOME (NMY)                  ADVANTAGE (NFM)               ADVANTAGE 2 (NZR)
                                          ----------------------------   ---------------------------     ---------------------------
                                                  YEAR            YEAR           YEAR           YEAR           YEAR            YEAR
                                                 ENDED           ENDED          ENDED          ENDED          ENDED           ENDED
                                               5/31/09         5/31/08        5/31/09        5/31/08        5/31/09         5/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $  9,449,559   $   9,368,257   $  3,990,112   $  3,995,294   $  3,972,583   $   3,958,121
Net realized gain (loss) from:
   Investments                              (1,683,796)        (16,478)      (792,574)       306,804       (904,510)        268,320
   Forward swaps                                    --         363,696             --        115,883             --          69,275
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (5,452,149)     (4,721,520)    (4,198,728)    (2,733,280)    (4,008,113)     (2,314,193)
   Forward swaps                                    --              --             --         39,197             --              --
Distributions to Preferred Shareholders:
   From net investment income               (1,728,826)     (2,550,899)      (710,514)    (1,005,532)      (687,710)     (1,008,770)
   From accumulated net realized gains        (112,500)             --             --             --        (49,933)        (42,112)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             472,288       2,443,056     (1,711,704)       718,366     (1,677,683)        930,641
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (6,676,649)     (6,484,065)    (2,946,556)    (2,936,953)    (2,950,782)     (2,949,879)
From accumulated net realized gains           (285,154)             --             --             --       (145,966)       (137,096)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (6,961,803)     (6,484,065)    (2,946,556)    (2,936,953)    (3,096,748)     (3,086,975)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                 --          30,834         65,451         56,801         39,025          12,749
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                       --          30,834         65,451         56,801         39,025          12,749
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (6,489,515)     (4,010,175)    (4,592,809)    (2,161,786)    (4,735,406)     (2,143,585)
Net assets applicable to Common
   shares at the beginning of year         150,993,959     155,004,134     59,099,643     61,261,429     59,920,820      62,064,405
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year              $144,504,444   $ 150,993,959   $ 54,506,834   $ 59,099,643   $ 55,185,414   $  59,920,820
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                            $   1,235,082  $    199,876    $    295,908   $    (27,384)  $    287,921   $     (42,143)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 73

| Statement of CHANGES in NET ASSETS (continued)

                                                 MARYLAND DIVIDEND               VIRGINIA PREMIUM             VIRGINIA DIVIDEND
                                                 ADVANTAGE 3 (NWI)                  INCOME (NPV)               ADVANTAGE (NGB)
                                          ---------------------------   -----------------------------   ---------------------------
                                                  YEAR           YEAR            YEAR            YEAR           YEAR           YEAR
                                                 ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
                                               5/31/09        5/31/08         5/31/09         5/31/08        5/31/09        5/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $  4,774,513   $  4,770,568   $   8,077,037   $   7,845,477   $  2,929,798   $  2,980,096
Net realized gain (loss) from:
   Investments                              (1,006,050)       203,469         (88,740)        831,194       (527,444)        60,379
   Forward swaps                                    --             --              --         109,060             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (3,207,766)    (2,833,522)     (5,786,157)     (4,632,677)    (3,315,707)    (2,198,596)
   Forward swaps                                    --             --              --          39,197             --             --
Distributions to Preferred Shareholders:
   From net investment income                 (858,983)    (1,213,876)     (1,346,825)     (1,939,555)      (533,312)      (678,177)
   From accumulated net realized gains         (32,339)            --        (146,513)       (258,821)       (12,768)       (97,853)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            (330,625)       926,639         708,802       1,993,875     (1,459,433)        65,849
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (3,451,676)    (3,379,332)     (5,849,607)     (5,687,847)    (2,167,450)    (2,183,084)
From accumulated net realized gains            (90,650)            --        (428,050)       (770,964)       (41,689)      (306,068)
------------------------------------------------------------------------------------------------------------------------------------

Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (3,542,326)    (3,379,332)     (6,277,657)     (6,458,811)    (2,209,139)    (2,489,152)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                 --         17,895         175,724          77,205         37,122         27,521
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                       --         17,895         175,724          77,205         37,122         27,521
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (3,872,951)    (2,434,798)     (5,393,131)     (4,387,731)    (3,631,450)    (2,395,782)
Net assets applicable to Common
   shares at the beginning of year          75,204,887     77,639,685     128,512,305     132,900,036     44,512,104     46,907,886
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year              $ 71,331,936   $ 75,204,887   $ 123,119,174   $ 128,512,305   $ 40,880,654   $ 44,512,104
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                            $    492,853   $     38,423   $   1,141,646   $     263,247   $    266,298   $     37,356
====================================================================================================================================

                                 See accompanying notes to financial statements.

74 Nuveen Investments

                                                                 VIRGINIA DIVIDEND
                                                                 ADVANTAGE 2 (NNB)
                                                           ----------------------------
                                                                   YEAR            YEAR
                                                                  ENDED           ENDED
                                                                5/31/09         5/31/08
----------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                      $  5,570,292    $  5,485,024
Net realized gain (loss) from:
   Investments                                                 (661,202)         66,158
   Forward swaps                                                     --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                               (5,657,242)     (3,628,537)
   Forward swaps                                                     --              --
Distributions to Preferred Shareholders:
   From net investment income                                  (940,842)     (1,366,380)
   From accumulated net realized gains                          (13,944)       (102,026)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                           (1,702,938)        454,239
----------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                   (4,123,820)     (4,107,601)
From accumulated net realized gains                             (41,880)       (326,601)
----------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                    (4,165,700)     (4,434,202)
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                             123,400          69,440
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                   123,400          69,440
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                               (5,745,238)     (3,910,523)
Net assets applicable to Common
   shares at the beginning of year                           82,471,570      86,382,093
----------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                               $ 76,726,332    $ 82,471,570
========================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                             $    396,944    $   (107,261)
========================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (collectively, the "Funds"). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange while Common shares of Maryland Dividend Advantage
(NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

76 Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2009, the number of Preferred shares outstanding (excluding Preferred shares noticed for redemption), by Series and in total, for each Fund is as follows:

                               MARYLAND    MARYLAND      MARYLAND      MARYLAND
                                PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                                 INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                   (NMY)       (NFM)         (NZR)         (NWI)
--------------------------------------------------------------------------------
Number of shares:
   Series M                          --       1,033            --            --
   Series T                          --          --            --         1,400
   Series W                       1,258          --            --            --
   Series TH                      1,577          --            --            --
   Series F                          --          --         1,065            --
--------------------------------------------------------------------------------
Total                             2,835       1,033         1,065         1,400
================================================================================

                                           VIRGINIA      VIRGINIA      VIRGINIA
                                            PREMIUM      DIVIDEND      DIVIDEND
                                             INCOME     ADVANTAGE   ADVANTAGE 2
                                               (NPV)         (NGB)         (NNB)
--------------------------------------------------------------------------------
Number of shares:
Series M                                         --            --         1,647
Series T                                        832            --            --
Series W                                         --           780            --
Series TH                                     1,720            --            --
Series F                                         --            --            --
--------------------------------------------------------------------------------
Total                                         2,552           780         1,647
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

                                                           Nuveen Investments 77

| Notes to FINANCIAL STATEMENTS (continued)

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of May 31, 2009, the aggregate amount of outstanding Preferred shares redeemed and/or noticed for redemption by each Fund is as follows:

                                                  MARYLAND       MARYLAND      MARYLAND      MARYLAND
                                                   PREMIUM       DIVIDEND      DIVIDEND      DIVIDEND
                                                    INCOME      ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                      (NMY)          (NFM)         (NZR)         (NWI)
------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for
   redemption, at liquidation value            $ 8,225,000   $  6,175,000   $ 5,375,000   $ 4,000,000
======================================================================================================

                                                                 VIRGINIA      VIRGINIA      VIRGINIA
                                                                  PREMIUM      DIVIDEND      DIVIDEND
                                                                   INCOME     ADVANTAGE   ADVANTAGE 2
                                                                     (NPV)         (NGB)         (NNB)
------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for
   redemption, at liquidation value                          $         --   $ 4,500,000   $   825,000
======================================================================================================

Effective May 1, 2009, auction participation fees for Nuveen Investments, Inc. ("Nuveen") Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term

78 Nuveen Investments
floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended May 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                  MARYLAND       MARYLAND      MARYLAND      MARYLAND
                                                   PREMIUM       DIVIDEND      DIVIDEND      DIVIDEND
                                                    INCOME      ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                      (NMY)          (NFM)         (NZR)         (NWI)
------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts            $        --   $         --   $        --   $        --
======================================================================================================

                                                                 VIRGINIA      VIRGINIA      VIRGINIA
                                                                  PREMIUM      DIVIDEND      DIVIDEND
                                                                   INCOME     ADVANTAGE   ADVANTAGE 2
                                                                     (NPV)         (NGB)         (NNB)
------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                          $        --    $        --   $        --
======================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

                                                  MARYLAND      MARYLAND       MARYLAND      MARYLAND
                                                   PREMIUM      DIVIDEND       DIVIDEND      DIVIDEND
                                                    INCOME     ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
                                                      (NMY)         (NFM)          (NZR)         (NWI)
------------------------------------------------------------------------------------------------------
Average floating rate obligations              $ 4,168,688   $  1,690,562   $ 1,661,205   $ 1,958,381
Average annual interest rate and fees                 1.66%          1.67%         1.67%         1.70%
======================================================================================================

                                                                 VIRGINIA      VIRGINIA      VIRGINIA
                                                                  PREMIUM      DIVIDEND      DIVIDEND
                                                                   INCOME     ADVANTAGE   ADVANTAGE 2
                                                                     (NPV)         (NGB)         (NNB)
------------------------------------------------------------------------------------------------------
Average floating rate obligations                            $  5,047,205   $ 1,791,096   $ 3,252,452
Average annual interest rate and fees                                1.79%         1.79%         1.79%
======================================================================================================

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2009.

                                                           Nuveen Investments 79

| Notes to FINANCIAL STATEMENTS (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

80 Nuveen Investments

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

   Level 1 - Quoted prices in active markets for identical securities.
   Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
   Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2009:

MARYLAND PREMIUM INCOME (NMY)                      LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $  212,652,188   $    --   $ 212,652,188
=====================================================================================================
MARYLAND DIVIDEND ADVANTAGE (NFM)                  LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $   82,189,325   $    --   $  82,189,325
=====================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)                LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $   84,204,362   $    --   $  84,204,362
=====================================================================================================
MARYLAND DIVIDEND ADVANTAGE 3 (NWI)                LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $  107,839,274   $    --   $ 107,839,274
=====================================================================================================
VIRGINIA PREMIUM INCOME (NPV)                      LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $  181,944,024   $    --   $ 181,944,024
=====================================================================================================
VIRGINIA DIVIDEND ADVANTAGE (NGB)                  LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $   60,802,398   $    --   $  60,802,398
=====================================================================================================
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)                LEVEL 1          LEVEL 2   LEVEL 3           TOTAL
-----------------------------------------------------------------------------------------------------
Investments                                           $ --   $  114,889,245   $    --   $ 114,889,245
=====================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2009.

4. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

                                               MARYLAND PREMIUM    MARYLAND DIVIDEND    MARYLAND DIVIDEND
                                                 INCOME (NMY)       ADVANTAGE (NFM)     ADVANTAGE 2 (NZR)
                                            --------------------   ------------------   -----------------
                                               YEAR         YEAR      YEAR       YEAR      YEAR      YEAR
                                              ENDED        ENDED     ENDED      ENDED     ENDED     ENDED
                                            5/31/09      5/31/08   5/31/09    5/31/08   5/31/09   5/31/08
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          --        2,122     5,006      3,983     2,892       863
=========================================================================================================

                                                           Nuveen Investments 81

Notes to
FINANCIAL STATEMENTS (continued)

                                              MARYLAND DIVIDEND     VIRGINIA PREMIUM    VIRGINIA DIVIDEND
                                              ADVANTAGE 3 (NWI)       INCOME (NPV)       ADVANTAGE (NGB)
                                            --------------------   ------------------   -----------------
                                               YEAR         YEAR      YEAR       YEAR      YEAR      YEAR
                                              ENDED        ENDED     ENDED      ENDED     ENDED     ENDED
                                            5/31/09      5/31/08   5/31/09    5/31/08   5/31/09   5/31/08
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions          --        1,239    13,477      5,228     2,924     1,821
=========================================================================================================

                                                                                        VIRGINIA DIVIDEND
                                                                                        ADVANTAGE 2 (NNB)
                                                                                        -----------------
                                                                                           YEAR      YEAR
                                                                                          ENDED     ENDED
                                                                                        5/31/09   5/31/08
---------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                                   9,369     4,680
=========================================================================================================

Preferred Shares

Transactions in Preferred shares were as follows:

                                                    MARYLAND                                       MARYLAND
                                               PREMIUM INCOME (NMY)                        DIVIDEND ADVANTAGE (NFM)
                                  ---------------------------------------------   --------------------------------------------
                                         YEAR ENDED              YEAR ENDED             YEAR ENDED              YEAR ENDED
                                          5/31/09                  5/31/08               5/31/09                 5/31/08
                                  ---------------------------------------------   --------------------------------------------
                                  SHARES           AMOUNT    SHARES      AMOUNT   SHARES          AMOUNT    SHARES      AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
noticed for redemption:
   Series M                           --  $            --        --       $  --      247    $  6,175,000        --      $   --
   Series W                          146        3,650,000        --          --       --              --        --          --
   Series TH                         183        4,575,000        --          --       --              --        --          --
------------------------------------------------------------------------------------------------------------------------------
Total                                329       $8,225,000        --       $  --      247    $  6,175,000        --      $   --
==============================================================================================================================

                                                    MARYLAND                                      MARYLAND
                                            DIVIDEND ADVANTAGE 2 (NZR)                   DIVIDEND ADVANTAGE 3 (NWI)
                                  -------------------------------------------   --------------------------------------------
                                         YEAR ENDED            YEAR ENDED          YEAR ENDED              YEAR ENDED
                                           5/31/09               5/31/08             5/31/09                 5/31/08
                                  -------------------------------------------   --------------------------------------------
                                  SHARES           AMOUNT  SHARES      AMOUNT   SHARES          AMOUNT    SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/ or
noticed for redemption:
   Series T                           --  $            --      --       $  --      160    $  4,000,000        --      $   --
   Series F                          215        5,375,000      --          --       --              --        --          --
----------------------------------------------------------------------------------------------------------------------------
Total                                215  $     5,375,000      --       $  --      160    $  4,000,000        --      $   --
============================================================================================================================

82 Nuveen Investments

                                                      VIRGINIA                                     VIRGINIA
                                              DIVIDEND ADVANTAGE (NGB)                    DIVIDEND ADVANTAGE 2 (NNB)
                                  --------------------------------------------   --------------------------------------------
                                          YEAR ENDED            YEAR ENDED         YEAR ENDED               YEAR ENDED
                                            5/31/09               5/31/08            5/31/09                 5/31/08
                                  --------------------------------------------   --------------------------------------------
                                  SHARES           AMOUNT   SHARES      AMOUNT   SHARES          AMOUNT    SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or
noticed for redemption:
   Series M                           --  $            --       --       $  --       33    $    825,000        --      $   --
   Series W                          180        4,500,000       --          --       --              --        --          --
-----------------------------------------------------------------------------------------------------------------------------
Total                                180  $     4,500,000       --       $  --       33    $    825,000        --      $   --
=============================================================================================================================

During the fiscal years ended May 31, 2009 and May 31, 2008, Virginia Premium Income (NPV) did not have any transactions in its Preferred shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2009, were as follows:

                                                                    MARYLAND         MARYLAND         MARYLAND        MARYLAND
                                                                     PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                                      INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                                        (NMY)            (NFM)            (NZR)           (NWI)
-------------------------------------------------------------------------------------------------------------------------------
Purchases                                                      $  10,481,777    $   4,209,227   $    5,011,781   $   5,870,658
Sales and maturities                                              16,788,104        7,175,551        6,959,798       7,413,599
===============================================================================================================================

                                                                                     VIRGINIA         VIRGINIA        VIRGINIA
                                                                                      PREMIUM         DIVIDEND        DIVIDEND
                                                                                       INCOME        ADVANTAGE     ADVANTAGE 2
                                                                                         (NPV)            (NGB)           (NNB)
-------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                       $  10,740,445   $    2,744,750   $   5,073,850
Sales and maturities                                                               14,866,649        6,172,627       9,713,306
===============================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

                                                                    MARYLAND         MARYLAND         MARYLAND        MARYLAND
                                                                     PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                                      INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                                        (NMY)            (NFM)            (NZR)           (NWI)
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                            $ 206,436,836    $  82,837,303   $   84,405,489   $ 107,816,551
===============================================================================================================================

                                                                                     VIRGINIA         VIRGINIA        VIRGINIA
                                                                                      PREMIUM         DIVIDEND        DIVIDEND
                                                                                       INCOME        ADVANTAGE     ADVANTAGE 2
                                                                                         (NPV)            (NGB)           (NNB)
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                             $ 181,291,610   $   62,512,781   $ 116,418,464
===============================================================================================================================

                                                           Nuveen Investments 83

| Notes to FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

                                                                    MARYLAND         MARYLAND         MARYLAND        MARYLAND
                                                                     PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                                      INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                                        (NMY)            (NFM)            (NZR)           (NWI)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                $   8,816,459    $   2,113,359   $    2,572,686   $   3,472,005
   Depreciation                                                  (12,571,672)      (6,740,823)      (6,618,249)     (7,710,050)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                                    $  (3,755,213)   $  (4,627,464)  $   (4,045,563)  $  (4,238,045)
===============================================================================================================================

                                                                                     VIRGINIA         VIRGINIA        VIRGINIA
                                                                                      PREMIUM         DIVIDEND        DIVIDEND
                                                                                       INCOME        ADVANTAGE     ADVANTAGE 2
                                                                                         (NPV)            (NGB)           (NNB)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
Appreciation                                                                    $   6,450,935   $    1,621,804   $   3,829,451
Depreciation                                                                      (10,378,628)      (4,972,110)     (8,338,685)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                                                     $  (3,927,693)  $   (3,350,306)  $  (4,509,234)
===============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds' tax year end, were as follows:

                                                                    MARYLAND         MARYLAND         MARYLAND        MARYLAND
                                                                     PREMIUM         DIVIDEND         DIVIDEND        DIVIDEND
                                                                      INCOME        ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                                                                        (NMY)            (NFM)            (NZR)           (NWI)
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                          $   1,696,207    $     483,436   $      470,204   $     749,367
Undistributed net ordinary income **                                   1,855            1,079            1,893             942
Undistributed net long-term capital gains                                 --               --               --              --
===============================================================================================================================

                                                                                     VIRGINIA         VIRGINIA        VIRGINIA
                                                                                      PREMIUM         DIVIDEND        DIVIDEND
                                                                                       INCOME        ADVANTAGE     ADVANTAGE 2
                                                                                         (NPV)            (NGB)           (NNB)
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                           $   1,327,566   $      443,872   $     697,366
Undistributed net ordinary income **                                                  293,982               --          22,698
Undistributed net long-term capital gains                                                  --               --              --
===============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2009, paid on June 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

84 Nuveen Investments

The tax character of distributions paid during the Funds' tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                           MARYLAND       MARYLAND        MARYLAND         MARYLAND
                                                                            PREMIUM       DIVIDEND        DIVIDEND         DIVIDEND
                                                                             INCOME      ADVANTAGE     ADVANTAGE 2      ADVANTAGE 3
2009                                                                           (NMY)          (NFM)           (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                         $    8,324,864   $  3,659,376    $  3,640,847    $   4,289,441
Distributions from net ordinary income **                                    77,563            --           70,350              237
Distributions from net long-term capital gains ****                         320,091            --          125,548          122,752
====================================================================================================================================

                                                                                          VIRGINIA        VIRGINIA         VIRGINIA
                                                                                           PREMIUM        DIVIDEND         DIVIDEND
                                                                                            INCOME       ADVANTAGE      ADVANTAGE 2
2009                                                                                          (NPV)           (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                                          $  7,136,962    $  2,687,055    $   5,042,415
Distributions from net ordinary income **                                                  109,247              --           18,305
Distributions from net long-term capital gains ****                                        465,316          54,457           55,824
====================================================================================================================================

                                                                           MARYLAND       MARYLAND        MARYLAND         MARYLAND
                                                                            PREMIUM       DIVIDEND        DIVIDEND         DIVIDEND
                                                                             INCOME      ADVANTAGE     ADVANTAGE 2      ADVANTAGE 3
2008                                                                           (NMY)          (NFM)           (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $    9,009,735   $  3,953,181    $  3,960,918    $   4,602,748
Distributions from net ordinary income **                                   106,313             --           8,769            3,541
Distributions from net long-term capital gains                                   --             --         179,208               --
====================================================================================================================================

                                                                                          VIRGINIA        VIRGINIA         VIRGINIA
                                                                                           PREMIUM        DIVIDEND         DIVIDEND
                                                                                            INCOME       ADVANTAGE      ADVANTAGE 2
2008                                                                                          (NPV)           (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                              $  7,666,828    $  2,850,082    $   5,465,830
Distributions from net ordinary income **                                                    8,291          28,583           21,724
Distributions from net long-term capital gains                                           1,029,785         403,921          428,627
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                           MARYLAND       MARYLAND        MARYLAND         MARYLAND
                                                                            PREMIUM       DIVIDEND        DIVIDEND         DIVIDEND
                                                                             INCOME      ADVANTAGE     ADVANTAGE 2      ADVANTAGE 3
                                                                               (NMY)          (NFM)           (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012                                                      $           --   $    106,052    $         --    $          --
   May 31, 2013                                                                  --         15,613              --               --
   May 31, 2014                                                                  --         62,054              --               --
   May 31, 2017                                                             718,691        419,436         559,268          641,931
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $      718,691   $    603,155    $    559,268    $     641,931
====================================================================================================================================

                                                           Nuveen Investments 85

| Notes to FINANCIAL STATEMENTS (continued)

                                                                                          VIRGINIA        VIRGINIA         VIRGINIA
                                                                                           PREMIUM        DIVIDEND         DIVIDEND
                                                                                            INCOME       ADVANTAGE      ADVANTAGE 2
                                                                                              (NPV)           (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012                                                                       $         --    $         --    $          --
   May 31, 2013                                                                                 --              --               --
   May 31, 2014                                                                                 --              --               --
   May 31, 2017                                                                             86,279         167,151          118,100
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                 $     86,279    $    167,151    $     118,100
====================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                          VIRGINIA         VIRGINIA
                                                                                                          DIVIDEND         DIVIDEND
                                                                                                         ADVANTAGE      ADVANTAGE 2
                                                                                                              (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                           $    360,192    $     547,756
====================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                   MARYLAND PREMIUM INCOME (NMY)
                                                   VIRGINIA PREMIUM INCOME (NPV)
AVERAGE DAILY NET ASSETS (1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

86 Nuveen Investments

                                               MARYLAND DIVIDEND ADVANTAGE (NFM)
                                             MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                             MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
                                               VIRGINIA DIVIDEND ADVANTAGE (NGB)
                                             VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
AVERAGE DAILY NET ASSETS (1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT
LEVEL (1)                                     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

                                                           Nuveen Investments 87

| Notes to FINANCIAL STATEMENTS (continued)

YEAR ENDING                                               YEAR ENDING
JANUARY 31,                                               JANUARY 31,
--------------------------------------------------------------------------------
2001*                                      .30%           2007              .25%
2002                                       .30            2008              .20
2003                                       .30            2009              .15
2004                                       .30            2010              .10
2005                                       .30            2011              .05
2006                                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
SEPTEMBER 30,                                             SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                                      .30%           2007              .25%
2002                                       .30            2008              .20
2003                                       .30            2009              .15
2004                                       .30            2010              .10
2005                                       .30            2011              .05
2006                                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
SEPTEMBER 30,                                             SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                                      .32%           2007              .32%
2003                                       .32            2008              .24
2004                                       .32            2009              .16
2005                                       .32            2010              .08
2006                                       .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

88 Nuveen Investments

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
NOVEMBER 30,                                              NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                                      .30%           2007              .25%
2002                                       .30            2008              .20
2003                                       .30            2009              .15
2004                                       .30            2010              .10
2005                                       .30            2011              .05
2006                                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

During April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets -an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 15, 2009, as follows:

                                                                           MARYLAND       MARYLAND        MARYLAND         MARYLAND
                                                                            PREMIUM       DIVIDEND        DIVIDEND         DIVIDEND
                                                                             INCOME      ADVANTAGE     ADVANTAGE 2      ADVANTAGE 3
                                                                               (NMY)          (NFM)           (NZR)            (NWI)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                   $        .0580   $      .0600    $      .0600    $       .0580
====================================================================================================================================

                                                                                          VIRGINIA        VIRGINIA         VIRGINIA
                                                                                           PREMIUM        DIVIDEND         DIVIDEND
                                                                                            INCOME       ADVANTAGE      ADVANTAGE 2
                                                                                              (NPV)           (NGB)            (NNB)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                                    $      .0605    $      .0620    $       .0620
====================================================================================================================================

Preferred Shares

On June 2, 2009, Virginia Premium Income (NPV) and Virginia Dividend Advantage 2
(NNB), noticed for redemption $6.8 million and $4.25 million, respectively, of their outstanding Preferred shares, at liquidation value, using TOBs.

                                                           Nuveen Investments 89

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                         Investment Operations
                                                   ------------------------------------------------------------------
                                                                              Distributions   Distributions
                                                                                   from Net            from
                                       Beginning                                 Investment         Capital
                                          Common                        Net       Income to        Gains to
                                           Share          Net     Realized/       Preferred       Preferred
                                       Net Asset   Investment    Unrealized          Share-          Share-
                                           Value       Income   Gain (Loss)         holders+        holders+    Total
----------------------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                $      14.19   $      .89   $      (.67)  $        (.16)  $        (.01)  $   .05
2008                                       14.57          .88          (.41)           (.24)             --       .23
2007                                       14.47          .88           .12            (.23)             --       .77
2006                                       15.12          .89          (.56)           (.18)             --       .15
2005                                       14.28          .92           .92            (.10)             --      1.74

MARYLAND DIVIDEND ADVANTAGE (NFM)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                       14.12          .95         (1.19)           (.17)             --      (.41)
2008                                       14.65          .95          (.54)           (.24)             --       .17
2007                                       14.57          .95           .12            (.24)             --       .83
2006                                       15.13          .95          (.47)           (.19)             --       .29
2005                                       14.43          .98           .75            (.10)             --      1.63
======================================================================================================================

                                             Less Distributions
                                    ------------------------------------
                                             Net
                                      Investment      Capital                   Ending
                                       Income to     Gains to                   Common
                                          Common       Common                    Share      Ending
                                          Share-       Share-                Net Asset      Market
                                         holders      holders      Total         Value       Value
---------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                $       (.63)  $     (.03)  $   (.66)  $     13.58   $   12.68
2008                                        (.61)          --       (.61)        14.19       13.10
2007                                        (.67)          --       (.67)        14.57       14.84
2006                                        (.78)        (.02)      (.80)        14.47       14.52
2005                                        (.90)          --       (.90)        15.12       15.78

MARYLAND DIVIDEND ADVANTAGE (NFM)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        (.70)          --       (.70)        13.01       13.05
2008                                        (.70)          --       (.70)        14.12       14.19
2007                                        (.75)          --       (.75)        14.65       15.28
2006                                        (.85)          --       (.85)        14.57       15.19
2005                                        (.93)          --       (.93)        15.13       15.63
===================================================================================================

                                           Preferred Shares at End of Period
                                    -----------------------------------------------
                                          Aggregate      Liquidation
                                             Amount       and Market          Asset
                                        Outstanding            Value       Coverage
                                              (000)        Per Share      Per Share
------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                $        70,875   $       25,000   $     75,972
2008                                         79,100           25,000         72,722
2007                                         79,100           25,000         73,990
2006                                         79,100           25,000         73,620
2005                                         79,100           25,000         75,726

MARYLAND DIVIDEND ADVANTAGE (NFM)
------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         25,825           25,000         77,766
2008                                         32,000           25,000         71,172
2007                                         32,000           25,000         72,860
2006                                         32,000           25,000         72,470
2005                                         32,000           25,000         74,259
====================================================================================

90 Nuveen Investments

                                                                                Ratios/Supplemental Data
                                                              ----------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                      Applicable to Common Shares
                                         Total Returns                                Before Credit/Reimbursement
                                    -----------------------                   ------------------------------------------
                                                      Based          Ending
                                                         on             Net
                                         Based       Common          Assets
                                            on    Share Net      Applicable      Expenses       Expenses            Net
                                        Market        Asset       to Common     Including      Excluding      Investment
                                         Value*       Value*   Shares (000)      Interest++(a)  Interest++(a)     Income++
--------------------------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                      2.57%         .66%  $     144,504          1.35%          1.30%           6.80%
2008                                     (7.55)        1.63         150,994          1.25           1.24            6.13
2007                                      6.96         5.35         155,004          1.27           1.23            5.95
2006                                     (2.94)        1.08         153,834          1.23           1.23            6.05
2005                                     15.64        12.52         160,496          1.24           1.24            6.22

MARYLAND DIVIDEND ADVANTAGE (NFM)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                     (2.48)       (2.52)         54,507          1.42           1.36            7.37
2008                                     (2.31)        1.25          59,100          1.30           1.28            6.39
2007                                      5.51         5.74          61,261          1.30           1.26            6.06
2006                                      2.51         1.95          60,762          1.26           1.26            5.99
2005                                      6.22        11.60          63,051          1.26           1.26            6.11
==========================================================================================================================

                                                      Ratios/Supplemental Data
                                    ----------------------------------------------------------
                                           Ratios to Average Net Assets
                                            Applicable to Common Shares
                                           After Credit/Reimbursement**
                                    --------------------------------------------
                                        Expenses        Expenses             Net     Portfolio
                                       Including       Excluding      Investment      Turnover
                                        Interest++(a)   Interest++(a)     Income++        Rate
-----------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        1.33%           1.28%           6.81%            5%
2008                                        1.23            1.22            6.15            14
2007                                        1.26            1.22            5.96            13
2006                                        1.21            1.21            6.07            13
2005                                        1.23            1.23            6.22            10

MARYLAND DIVIDEND ADVANTAGE (NFM)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        1.20            1.15            7.59             5
2008                                         .99             .98            6.69            12
2007                                         .93             .89            6.43            12
2006                                         .81             .81            6.44            14
2005                                         .79             .79            6.57            11
===============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 91

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                             Investment Operations
                                                      ------------------------------------------------------------------
                                                                                 Distributions   Distributions
                                                                                      from Net            from
                                          Beginning                                 Investment         Capital
                                             Common                        Net       Income to        Gains to
                                              Share          Net     Realized/       Preferred       Preferred
                                          Net Asset   Investment    Unrealized          Share-          Share-
                                              Value       Income   Gain (Loss)        holders+        holders+     Total
-------------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $       14.29   $      .95   $     (1.19)  $        (.16)  $        (.01)  $  (.41)
2008                                          14.81          .94          (.48)           (.24)           (.01)      .21
2007                                          14.76          .94           .10            (.23)             --       .81
2006                                          15.45          .94          (.59)           (.18)             --       .17
2005                                          14.64          .94           .90            (.09)             --      1.75

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          14.02          .89          (.78)           (.16)           (.01)     (.06)
2008                                          14.48          .89          (.49)           (.23)             --       .17
2007                                          14.33          .88           .16            (.22)             --       .82
2006                                          14.82          .86          (.46)           (.18)             --       .22
2005                                          13.88          .86           .97            (.10)             --      1.73
=========================================================================================================================

                                              Less Distributions
                                      ----------------------------------
                                               Net
                                        Investment    Capital                  Ending
                                         Income to   Gains to                  Common
                                            Common     Common                   Share      Ending
                                            Share-     Share-               Net Asset      Market
                                           holders    holders      Total        Value       Value
--------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $       (.70)  $   (.03)     $(.73)  $    13.15   $   12.69
2008                                          (.70)      (.03)      (.73)       14.29       14.25
2007                                          (.76)        --       (.76)       14.81       15.38
2006                                          (.83)      (.03)      (.86)       14.76       14.76
2005                                          (.88)      (.06)      (.94)       15.45       15.41

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          (.64)      (.02)      (.66)       13.30       12.56
2008                                          (.63)        --       (.63)       14.02       13.01
2007                                          (.67)        --       (.67)       14.48       14.74
2006                                          (.71)        --       (.71)       14.33       13.85
2005                                          (.78)      (.01)      (.79)       14.82       14.40
==================================================================================================

                                              Preferred Shares at End of Period
                                       -----------------------------------------------
                                            Aggregate       Liquidation
                                               Amount        and Market          Asset
                                          Outstanding             Value       Coverage
                                                (000)         Per Share      Per Share
---------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                   $       26,625    $       25,000    $    76,817
2008                                           32,000            25,000         71,813
2007                                           32,000            25,000         73,488
2006                                           32,000            25,000         73,224
2005                                           32,000            25,000         75,390

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           35,000            25,000         75,951
2008                                           39,000            25,000         73,208
2007                                           39,000            25,000         74,769
2006                                           39,000            25,000         74,237
2005                                           39,000            25,000         75,925
=======================================================================================

92 Nuveen Investments

                                                                                 Ratios/Supplemental Data
                                                                ---------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                       Applicable to Common Shares
                                           Total Returns                               Before Credit/Reimbursement
                                      -----------------------                   -----------------------------------------
                                                        Based          Ending
                                                           on             Net
                                          Based        Common          Assets
                                             on     Share Net      Applicable    Expenses       Expenses              Net
                                         Market         Asset       to Common   Including      Excluding       Investment
                                          Value*        Value*   Shares (000)    Interest++(a)  Interest++(a)      Income++
----------------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    (5.21)%       (2.43)%         $55,185       1.41%          1.36%            7.16%
2008                                     (2.30)          1.54          59,921        1.29           1.28             6.18
2007                                       9.32          5.56          62,064        1.32           1.28             5.86
2006                                       1.13          1.14          61,726        1.25           1.25             5.76
2005                                      14.71         12.22          64,500        1.23           1.23             5.74

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                       2.35         (.05)          71,332        1.38           1.33             6.70
2008                                     (7.38)          1.24          75,205        1.26           1.25             5.86
2007                                      11.47          5.75          77,640        1.28           1.24             5.52
2006                                       1.09          1.55          76,809        1.23           1.23             5.41
2005                                      14.98         12.67          79,443        1.23           1.23             5.40
============================================================================================================================

                                                       Ratios/Supplemental Data
                                      -----------------------------------------------------------
                                              Ratios to Average Net Assets
                                               Applicable to Common Shares
                                              After Credit/Reimbursement**
                                      ---------------------------------------------
                                          Expenses         Expenses             Net     Portfolio
                                         Including        Excluding      Investment      Turnover
                                          Interest++(a)    Interest++(a)     Income++        Rate
--------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          1.14%            1.09%           7.43%            6%
2008                                           .94              .92            6.53            13
2007                                           .90              .86            6.28            10
2006                                           .77              .77            6.23            15
2005                                           .77              .77            6.20            10

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          1.08             1.03            7.00             5
2008                                           .84              .83            6.29            13
2007                                           .79              .75            6.01            11
2006                                           .73              .73            5.91            14
2005                                           .74              .74            5.89            12
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 93

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                         Investment Operations
                                                   ------------------------------------------------------------------
                                                                              Distributions  Distributions
                                                                                   from Net           from
                                        Beginning                                Investment        Capital
                                           Common                       Net       Income to       Gains to
                                            Share         Net     Realized/       Preferred      Preferred
                                        Net Asset  Investment    Unrealized          Share-         Share-
                                            Value      Income   Gain (Loss)        holders+       holders+      Total
----------------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                $       14.39  $      .90  $       (.66) $         (.15) $        (.02)  $    .07
2008                                        14.89         .88          (.40)           (.22)          (.03)       .23
2007                                        14.89         .88           .07            (.23)            --*       .72
2006                                        15.82         .88          (.59)           (.15)          (.03)       .11
2005                                        14.95         .93           .93            (.09)            --       1.77

VIRGINIA DIVIDEND ADVANTAGE (NGB)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        14.21         .93         (1.23)           (.17)            --*      (.47)
2008                                        14.98         .95          (.67)           (.22)          (.03)       .03
2007                                        14.91         .96           .14            (.24)            --        .86
2006                                        15.52         .97          (.54)           (.17)            --        .26
2005                                        14.42         .99          1.13            (.09)            --       2.03
======================================================================================================================

                                            Less Distributions
                                   ------------------------------------
                                              Net
                                       Investment    Capital                   Ending
                                        Income to   Gains to                   Common
                                           Common     Common                    Share      Ending
                                           Share-     Share-                Net Asset      Market
                                          holders    holders      Total         Value       Value
--------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                               $         (.65) $    (.05) $    (.70) $      13.76  $    14.36
2008                                         (.64)      (.09)      (.73)        14.39       14.04
2007                                         (.70)      (.02)      (.72)        14.89       15.24
2006                                         (.80)      (.24)     (1.04)        14.89       14.91
2005                                         (.90)        --       (.90)        15.82       17.65

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         (.69)      (.01)      (.70)        13.04       14.00
2008                                         (.70)      (.10)      (.80)        14.21       14.81
2007                                         (.79)        --       (.79)        14.98       17.51
2006                                         (.87)        --       (.87)        14.91       17.10
2005                                         (.93)        --       (.93)        15.52       16.99
==================================================================================================

                                              Preferred Shares at End of Period
                                     ---------------------------------------------------
                                           Aggregate        Liquidation
                                              Amount         and Market            Asset
                                         Outstanding              Value         Coverage
                                               (000)          Per Share        Per Share
-----------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                 $        63,800    $        25,000    $      73,244
2008                                          63,800             25,000           75,357
2007                                          63,800             25,000           77,077
2006                                          63,800             25,000           76,970
2005                                          63,800             25,000           79,992

VIRGINIA DIVIDEND ADVANTAGE (NGB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          21,750             25,000           71,989
2008                                          24,000             25,000           71,367
2007                                          24,000             25,000           73,862
2006                                          24,000             25,000           73,568
2005                                          24,000             25,000           75,493
=========================================================================================

94 Nuveen Investments

                                                                                 Ratios/Supplemental Data
                                                              -------------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                       Applicable to Common Shares
                                         Total Returns                                 Before Credit/Reimbursement
                                    -----------------------                    --------------------------------------------
                                                      Based           Ending
                                                         on              Net
                                         Based       Common           Assets
                                            on    Share Net       Applicable        Expenses       Expenses             Net
                                        Market        Asset        to Common       Including      Excluding      Investment
                                         Value**      Value**   Shares (000)        Interest++(a)  Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                      8.05%         .88%  $      123,119            1.36%          1.28%           6.82%
2008                                     (2.94)        1.56          128,512            1.25           1.23            6.02
2007                                      7.18         4.89          132,900            1.20           1.20            5.80
2006                                     (9.98)        0.71          132,626            1.19           1.19            5.75
2005                                     24.54        12.13          140,340            1.20           1.20            5.98

VIRGINIA DIVIDEND ADVANTAGE (NGB)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                      (.01)       (2.92)          40,881            1.47           1.38            7.17
2008                                    (10.58)         .23           44,512            1.30           1.28            6.28
2007                                      7.24         5.82           46,908            1.27           1.27            5.99
2006                                      5.86         1.74           46,626            1.26           1.26            5.93
2005                                     19.11        14.46           48,474            1.28           1.28            6.13
==============================================================================================================================

                                                     Ratios/Supplemental Data
                                     --------------------------------------------------------
                                            Ratios to Average Net Assets
                                             Applicable to Common Shares
                                           After Credit/Reimbursement***
                                     -------------------------------------------
                                        Expenses       Expenses              Net    Portfolio
                                       Including      Excluding       Investment     Turnover
                                        Interest++(a)  Interest++(a)      Income++       Rate
----------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        1.35%          1.27%            6.83%           6%
2008                                        1.24           1.22             6.03           14
2007                                        1.19           1.19             5.82           16
2006                                        1.17           1.17             5.77           16
2005                                        1.19           1.19             5.99           17

VIRGINIA DIVIDEND ADVANTAGE (NGB)
----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        1.24           1.16             7.40            4
2008                                        1.00            .98             6.59           10
2007                                         .90            .90             6.36           23
2006                                         .82            .82             6.38           16
2005                                         .81            .81             6.59           15
==============================================================================================

*     Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 95

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                              Investment Operations
                                                       ---------------------------------------------------------------------
                                                                                   Distributions   Distributions
                                                                                        from Net            from
                                           Beginning                                  Investment         Capital
                                              Common                         Net       Income to        Gains to
                                               Share           Net     Realized/       Preferred       Preferred
                                           Net Asset    Investment    Unrealized          Share-          Share-
                                               Value        Income   Gain (Loss)        holders+        holders+       Total
-----------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $        14.39   $       .97   $     (1.11)  $        (.16)  $          --*  $    (.30)
2008                                           15.08           .96          (.61)           (.24)           (.02)        .09
2007                                           15.02           .96           .11            (.24)             --         .83
2006                                           15.70           .95          (.52)           (.18)           (.01)        .24
2005                                           14.79           .96          1.13            (.09)           (.01)       1.99
=============================================================================================================================

                                                Less Distributions
                                      -------------------------------------
                                               Net
                                        Investment       Capital                    Ending
                                         Income to      Gains to                    Common
                                            Common        Common                     Share      Ending
                                            Share-        Share-                 Net Asset      Market
                                           holders       holders      Total          Value       Value
-------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $       (.72)  $      (.01)  $   (.73)  $      13.36   $   13.98
2008                                          (.72)         (.06)      (.78)         14.39       14.65
2007                                          (.77)           --       (.77)         15.08       16.73
2006                                          (.85)         (.07)      (.92)         15.02       16.40
2005                                          (.89)         (.19)     (1.08)         15.70       16.74
=======================================================================================================

                                             Preferred Shares at End of Period
                                      ---------------------------------------------
                                           Aggregate      Liquidation
                                              Amount       and Market         Asset
                                         Outstanding            Value      Coverage
                                               (000)        Per Share     Per Share
------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $       41,175    $      25,000   $    71,586
2008                                          42,000           25,000        74,090
2007                                          42,000           25,000        76,418
2006                                          42,000           25,000        76,123
2005                                          42,000           25,000        78,349
====================================================================================

96 Nuveen Investments

                                                                                  Ratios/Supplemental Data
                                                               -----------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                       Applicable to Common Shares
                                          Total Returns                                Before Credit/Reimbursement
                                      ----------------------                    ------------------------------------------
                                                       Based          Ending
                                                          on             Net
                                          Based       Common          Assets
                                             on    Share Net      Applicable      Expenses        Expenses             Net
                                         Market        Asset       to Common     Including       Excluding      Investment
                                          Value**      Value**  Shares (000)      Interest++(a)   Interest++(a)     Income++(a)
--------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        .96%       (1.78)% $      76,726          1.39%           1.31%           7.21%
2008                                      (7.58)         .63          82,472          1.24            1.22            6.21
2007                                       6.96         5.60          86,382          1.21            1.21            5.89
2006                                       3.45         1.53          85,887          1.19            1.19            5.75
2005                                      21.96        13.75          89,626          1.19            1.19            5.74
================================================================================================================================

                                                         Ratios/Supplemental Data
                                       --------------------------------------------------------
                                              Ratios to Average Net Assets
                                               Applicable to Common Shares
                                             After Credit/Reimbursement***
                                       --------------------------------------------
                                           Expenses        Expenses             Net   Portfolio
                                          Including       Excluding      Investment    Turnover
                                           Interest++(a)   Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                           1.11%           1.03%        7.49%             4%
2008                                            .90             .88         6.56             10
2007                                            .78             .78         6.31             19
2006                                            .73             .73         6.21             10
2005                                            .74             .74         6.19             13
================================================================================================

*     Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 97

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                             NUMBER            PRINCIPAL
                                                YEAR FIRST   OF PORTFOLIOS     OCCUPATION(S)
      NAME,                                     ELECTED OR   IN FUND COMPLEX   INCLUDING OTHER
      BIRTHDATE              POSITION(S) HELD   APPOINTED    OVERSEEN BY       DIRECTORSHIPS
      & ADDRESS              WITH THE FUNDS     AND TERM(1)  BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                        Private Investor and Management Consultant; Treasurer
      8/22/40                Chairman of                                       and Director, Humanities Council of Washington D.C.
      333 W. Wacker Drive    the Board             1997            199
      Chicago, IL 60606      and Board Member

o     JACK B. EVANS                                                            President, The Hall-Perrine Foundation, a private
      10/22/48                                                                 philanthropic corporation (since 1996); Director and
      333 W. Wacker Drive    Board Member          1999            199         Vice Chairman, United Fire Group, a publicly held
      Chicago, IL 60606                                                        company; Member of the Board of Regents for the State
                                                                               of Iowa University System; Director, Gazette
                                                                               Companies; Life Trustee of Coe College; Director,
                                                                               Iowa College Foundation; Member of the Advisory
                                                                               Council of the Department of Finance in the Tippie
                                                                               College of Business, University of Iowa; formerly,
                                                                               Director, Alliant Energy; formerly, Director, Federal
                                                                               Reserve Bank of Chicago; formerly, President and
                                                                               Chief Operating Officer, SCI Financial Group, Inc., a
                                                                               regional financial services firm.

o     WILLIAM C. HUNTER                                                        Dean, Tippie College of Business, University of Iowa
      3/6/48                                                                   (since 2006); Director (since 2004) of Xerox
      333 W. Wacker Drive    Board Member          2004            199         Corporation; Director (since 2005), Beta Gamma Sigma
      Chicago, IL 60606                                                        International Honor Society; formerly, Dean and
                                                                               Distinguished Professor of Finance, School of
                                                                               Business at the University of Connecticut
                                                                               (2003-2006); previously, Senior Vice President and
                                                                               Director of Research at the Federal Reserve Bank of
                                                                               Chicago (1995-2003); Director, SS&C Technologies,
                                                                               Inc. (May 2005-October 2005); formerly, Director
                                                                               (1997-2007), Credit Research Center at Georgetown
                                                                               University.

o     DAVID J. KUNDERT                                                         Director, Northwestern Mutual Wealth Management
      10/28/42                                                                 Company; retired (since 2004) as Chairman, JPMorgan
      333 W. Wacker Drive    Board Member          2005            199         Fleming Asset Management, President and CEO, Banc One
      Chicago, IL 60606                                                        Investment Advisors Corporation, and President, One
                                                                               Group Mutual Funds; prior thereto, Executive Vice
                                                                               President, Banc One Corporation and Chairman and CEO,
                                                                               Banc One Investment Management Group; Member, Board
                                                                               of Regents, Luther College; member of the Wisconsin
                                                                               Bar Association; member of Board of Directors,
                                                                               Friends of Boerner Botanical Gardens; member of
                                                                               Investment Committee, Greater Milwaukee Foundation.

o     WILLIAM J. SCHNEIDER                                                     Chairman of Miller-Valentine Partners Ltd., a real
      9/24/44                                                                  estate investment company; formerly, Senior Partner
      333 W. Wacker Drive    Board Member          1997            199         and Chief Operating Officer (retired, 2004) of
      Chicago, IL 60606                                                        Miller-Valentine Group; member, University of Dayton
                                                                               Business School Advisory Council; member, Dayton
                                                                               Philharmonic Orchestra Association; formerly, member,
                                                                               Business Advisory Council, Cleveland Federal Reserve
                                                                               Bank; formerly, Director, Dayton Development
                                                                               Coalition.

98 Nuveen Investments

                                                             NUMBER            PRINCIPAL
                                                YEAR FIRST   OF PORTFOLIOS     OCCUPATION(S)
      NAME,                                     ELECTED OR   IN FUND COMPLEX   INCLUDING OTHER
      BIRTHDATE              POSITION(S) HELD   APPOINTED    OVERSEEN BY       DIRECTORSHIPS
      & ADDRESS              WITH THE FUNDS     AND TERM(1)  BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                      Executive Director, Gaylord and Dorothy Donnelley
      12/29/47                                                                 Foundation (since 1994); prior thereto, Executive
      333 W. Wacker Drive    Board Member          1997            199         Director, Great Lakes Protection Fund (from 1990 to
      Chicago, IL 60606                                                        1994).

o     CAROLE E. STONE                                                          Director, Chicago Board Options Exchange (since
      6/28/47                                                                  2006); Commissioner, New York State Commission on
      333 W. Wacker Drive    Board Member          2007            199         Public Authority Reform (since 2005); formerly,
      Chicago, IL 60606                                                        Chair, New York Racing Association Oversight Board
                                                                               (2005-2007).

o     TERENCE J. TOTH                                                          Director, Legal & General Investment Management
      9/29/59                                                                  America, Inc. (since 2008); Managing Partner, Musso
      333 W. Wacker Drive    Board Member          2008            199         Capital Management (since 2008); CEO and President,
      Chicago, IL 60606                                                        Northern Trust Investments (2004-2007); Executive
                                                                               Vice President, Quantitative Management & Securities
                                                                               Lending (2004-2007); prior thereto, various positions
                                                                               with Northern Trust Company (since 1994); Member:
                                                                               Goodman Theatre Board (since 2004), Chicago
                                                                               Fellowship Boards (since 2005), University of
                                                                               Illinois Leadership Council Board (since 2007) and
                                                                               Catalyst Schools of Chicago Board (since 2008);
                                                                               formerly, Member: Northern Trust Mutual Funds Board
                                                                               (2005-2007), Northern Trust Investments Board
                                                                               (2004-2007), Northern Trust Japan Board (2004-2007),
                                                                               Northern Trust Securities Inc. Board (2003-2007) and
                                                                               Northern Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                       Chief Executive Officer (since July 2007) and
      6/14/61                                                                  Director (since 1999) of Nuveen Investments, Inc.;
      333 W. Wacker Drive    Board Member          2008            199         Chief Executive Officer (since 2007) of Nuveen Asset
      Chicago, IL 60606                                                        Management, Nuveen Investments Advisors, Inc.
                                                                               formerly, President (1999-2004) of Nuveen Advisory
                                                                               Corp. and Nuveen Institutional Advisory Corp.(3)

                                                           Nuveen Investments 99

                                                             NUMBER
                                                             OF PORTFOLIOS
      NAME,                                    YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
      BIRTHDATE              POSITION(S) HELD  ELECTED OR    OVERSEEN          OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS    APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                     Managing Director (since 2002), Assistant Secretary
      9/9/56                 Chief                                             and Associate General Counsel of Nuveen Investments,
      333 W. Wacker Drive    Administrative        1988            199         LLC; Managing Director, Associate General Counsel and
      Chicago, IL 60606      Officer                                           Assistant Secretary, of Nuveen Asset Management
                                                                               (since 2002) and of Symphony Asset Management LLC,
                                                                               (since 2003); Vice President and Assistant Secretary
                                                                               of NWQ Investment Management Company, LLC. (since
                                                                               2002), Nuveen Investments Advisers Inc. (since 2002),
                                                                               Tradewinds Global Investors, LLC, and Santa Barbara
                                                                               Asset Management, LLC (since 2006), Nuveen HydePark
                                                                               Group LLC and Nuveen Investment Solutions, Inc.
                                                                               (since 2007); Managing Director (since 2004) and
                                                                               Assistant Secretary (since 1994) of Nuveen
                                                                               Investments, Inc.; formerly, Managing Director
                                                                               (2002-2004), General Counsel (1998-2004) and
                                                                               Assistant Secretary of Nuveen Advisory Corp. and
                                                                               Nuveen Institutional Advisory Corp.(3); Chartered
                                                                               Financial Analyst.

o     WILLIAM ADAMS IV                                                         Executive Vice President of Nuveen Investments, Inc.;
      6/9/55                                                                   Executive Vice President, U.S. Structured Products of
      333 W. Wacker Drive    Vice President        2007            125         Nuveen Investments, LLC, (since 1999), prior thereto,
      Chicago, IL 60606                                                        Managing Director of Structured Investments.

o     MARK J.P. ANSON                                                          President and Executive Director of Nuveen
      6/10/59                                                                  Investments, Inc. (since 2007); President of Nuveen
      333 W. Wacker Drive    Vice President        2009            199         Investments Institutional Services Group LLC (since
      Chicago, IL 60606                                                        2007); previously, Chief Executive Officer of the
                                                                               British Telecom Pension Scheme (2006-2007) and Chief
                                                                               Investment Officer of Calpers (1999-2006); PhD,
                                                                               Chartered Financial Analyst, Chartered Alternative
                                                                               Investment Analyst, Certified Public Accountant,
                                                                               Certified Management Accountant and Certified
                                                                               Internal Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                    Managing Director, (since 2004), previously, Vice
      1/11/62                                                                  President (1993-2004) of Nuveen Investments, LLC.
      333 W. Wacker Drive    Vice President        2007            125
      Chicago, IL 60606

o     NIZIDA ARRIAGA                                                           Vice President (since 2007) of Nuveen Investments,
      6/1/68                                                                   LLC; previously, Portfolio Manager, Allstate
      333 W. Wacker Drive    Vice President        2009            199         Investments, LLC (1996-2006); Chartered Financial
      Chicago, IL 60606                                                        Analyst.

o     MICHAEL T. ATKINSON                                                      Vice President (since 2002) of Nuveen Investments,
      2/3/66                 Vice President                                    LLC.; Vice President of Nuveen Asset Management
      333 W. Wacker Drive    and Assistant         2000            199         (since 2005).
      Chicago, IL 60606      Secretary

o     MARGO L. COOK                                                            Executive Vice President (since Oct 2008) of Nuveen
      4/11/64                                                                  Investments, Inc.; previously, Head of Institutional
      333 W. Wacker Drive    Vice President        2009            199         Asset Management (2007-2008) of Bear Stearns Asset
      Chicago, IL 60606                                                        Management; Head of Institutional Asset Mgt
                                                                               (1986-2007) of Bank of NY Mellon; Chartered Financial
                                                                               Analyst.

o     LORNA C. FERGUSON                                                        Managing Director (since 2004) of Nuveen Investments,
      10/24/45                                                                 LLC; Managing Director (since 2005) of Nuveen Asset
      333 W. Wacker Drive    Vice President        1998            199         Management; Managing Director (2004-2005), of Nuveen
      Chicago, IL 60606                                                        Advisory Corp. and Nuveen Institutional Advisory
                                                                               Corp.(3)

100 Nuveen Investments

                                                             NUMBER
                                                             OF PORTFOLIOS
      NAME,                                    YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
      BIRTHDATE              POSITION(S) HELD  ELECTED OR    OVERSEEN          OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS    APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                           Vice President (since 1993) and Funds Controller
      5/31/54                Vice President                                    (since 1998) of Nuveen Investments, LLC; Vice
      333 W. Wacker Drive    and Controller        1998            199         President (since 2005) of Nuveen Asset Management;
      Chicago, IL 60606                                                        Certified Public Accountant.

o     WILLIAM T. HUFFMAN                                                       Chief Operating Officer, Municipal Fixed Income
      5/7/69                                                                   (since 2008) of Nuveen Asset Management; previously,
      333 W. Wacker Drive    Vice President        2009            199         Chairman, President and Chief Executive Officer (2002
      Chicago, IL 60606                                                        - 2007) of Northern Trust Global Advisors, Inc. and
                                                                               Chief Executive Officer (2007) of Northern Trust
                                                                               Global Investments Limited; CPA.

o     WALTER M. KELLY                                                          Senior Vice President (since 2008), Vice President
      2/24/70                Chief Compliance                                  (2006-2008) formerly, Assistant Vice President and
      333 W. Wacker Drive    Officer and           2003            199         Assistant General Counsel (2003-2006) of Nuveen
      Chicago, IL 60606      Vice President                                    Investments, LLC; Vice President (since 2006) and
                                                                               Assistant Secretary (since 2008) of Nuveen Asset
                                                                               Management.

o     DAVID J. LAMB                                                            Senior Vice President (since 2009), formerly, Vice
      3/22/63                                                                  President (2000-2009) of Nuveen Investments, LLC;
      333 W. Wacker Drive    Vice President        2000            199         Vice President (since 2005) of Nuveen Asset
      Chicago, IL 60606                                                        Management; Certified Public Accountant.

o     TINA M. LAZAR                                                            Senior Vice President (since 2009), formerly, Vice
      8/27/61                                                                  President of Nuveen Investments, LLC (1999-2009);
      333 W. Wacker Drive    Vice President        2002            199         Vice President of Nuveen Asset Management (since
      Chicago, IL 60606                                                        2005).

o     LARRY W. MARTIN                                                          Vice President, Assistant Secretary and Assistant
      7/27/51                Vice President                                    General Counsel of Nuveen Investments, LLC; Vice
      333 W. Wacker Drive    and Assistant         1988            199         President (since 2005) and Assistant Secretary of
      Chicago, IL 60606      Secretary                                         Nuveen Investments, Inc.; Vice President (since 2005)
                                                                               and Assistant Secretary (since 1997) of Nuveen Asset
                                                                               Management; Vice President and Assistant Secretary of
                                                                               Nuveen Investments Advisers Inc. (since 2002); NWQ
                                                                               Investment Management Company, LLC (since 2002),
                                                                               Symphony Asset Management LLC (since 2003),
                                                                               Tradewinds Global Investors, LLC, Santa Barbara Asset
                                                                               Management LLC (since 2006) and of Nuveen HydePark
                                                                               Group, LLC and Nuveen Investment Solutions, Inc.
                                                                               (since 2007); formerly, Vice President and Assistant
                                                                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                                               Institutional Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                        Managing Director (since 2008), formerly, Vice
      3/26/66                Vice President                                    President (2007-2008), Nuveen Investments, LLC;
      333 W. Wacker Drive    and Secretary         2007            199         Managing Director (since 2008), formerly, Vice
      Chicago, IL 60606                                                        President, and Assistant Secretary, Nuveen Asset
                                                                               Management, and Nuveen Investments Holdings, Inc.;
                                                                               Vice President (since 2007) and Assistant Secretary,
                                                                               Nuveen Investment Advisers Inc., Nuveen Investment
                                                                               Institutional Services Group LLC, NWQ Investment
                                                                               Management Company, LLC, Tradewinds Global Investors
                                                                               LLC, NWQ Holdings, LLC, Symphony Asset Management
                                                                               LLC, Santa Barbara Asset Management LLC, Nuveen
                                                                               HydePark Group, LLC and Nuveen Investment Solutions,
                                                                               Inc. (since 2007); prior thereto, Partner, Bell, Boyd
                                                                               & Lloyd LLP (1997-2007).


                                                          Nuveen Investments 101

                                                             NUMBER
                                                             OF PORTFOLIOS
      NAME,                                    YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
      BIRTHDATE              POSITION(S) HELD  ELECTED OR    OVERSEEN          OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS    APPOINTED(4)  BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                           Managing Director (since 2007), formerly, Vice
      4/10/67                  Vice President      2007            199         President (2002-2007) of Nuveen Asset Management and
      333 W. Wacker Drive                                                      Nuveen Investments, LLC; Chartered Financial Analyst.
      Chicago, IL 60606

o     GREGORY MINO                                                             Vice President of Nuveen Investments, LLC (since
      1/4/71                   Vice President      2009            199         2008); previously, Director (2004-2007) and Executive
      333 W. Wacker Drive                                                      Director (2007-2008) of UBS Global Asset Management;
      Chicago, IL 60606                                                        previously, Vice President (2000-2003) and Director
                                                                               (2003-2004) of Merrill Lynch Investment Managers;
                                                                               Chartered Financial Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                Vice President, Nuveen Investments, LLC (since 2008);
      8/1/71                 Vice President                                    Vice President and Assistant Secretary, Nuveen Asset
      333 W. Wacker Drive    and Assistant         2008            199         Management (since 2008); prior thereto, Associate,
      Chicago, IL 60606      Secretary                                         Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

o     JAMES F. RUANE                                                           Vice President, Nuveen Investments, LLC (since 2007);
      7/3/62                 Vice President                                    prior thereto, Partner, Deloitte & Touche USA LLP
      333 W. Wacker Drive    and Assistant         2007            199         (2005-2007), formerly, senior tax manager
      Chicago, IL 60606      Secretary                                         (2002-2005); Certified Public Accountant.

o     MARK L. WINGET                                                           Vice President, Nuveen Investments, LLC (since 2008);
      12/21/68               Vice President                                    Vice President and Assistant Secretary, Nuveen Asset
      333 W. Wacker Drive    and Assistant         2008            199         Management (since 2008); prior thereto, Counsel,
      Chicago, IL 60606      Secretary                                         Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position and certain of its subsidiaries, which are affiliates of the with Nuveen Investments, Inc. Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

102 Nuveen Investments

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Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital") which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own

                                                          Nuveen Investments 103
business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued

104 Nuveen Investments
commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                          Nuveen Investments 105
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

1. FEES AND EXPENSES

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the

106 Nuveen Investments

     Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

     Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                          Nuveen Investments 107

     In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

108 Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 109

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

110 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 111

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

112 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 113

Notes

114 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box
43071 Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table.

                                                                Preferred Shares
                                     Common Shares               Redeemed and/or
Fund                                   Repurchased        Noticed for Redemption
NMY                                             --                           329
NFM                                             --                           247
NZR                                             --                           215
NWI                                             --                           160
NPV                                             --                            --
NGB                                             --                           180
NNB                                             --                            33
Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          NUVEEN INVESTMENTS 115

Nuveen Investments: Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by                                           It's not what you earn,
Nuveen Investments, LLC                                   it's what you keep.(R)
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen Maryland Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                       AUDIT FEES BILLED                AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED          TO FUND (1)                   BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                $ 10,120                            $ 0                          $   0                   $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                $ 10,025                            $ 0                          $ 500                   $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                               BILLED TO ADVISER AND              ADVISER AND                  BILLED TO ADVISER
                                                  AFFILIATED FUND               AFFILIATED FUND               AND AFFILIATED FUND
                                                 SERVICE PROVIDERS             SERVICE PROVIDERS               SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                                    TOTAL NON-AUDIT FEES
                                                                     BILLED TO ADVISER AND
                                                                    AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                                     PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                                     RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES            OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                       BILLED TO FUND                REPORTING OF THE FUND)               ENGAGEMENTS)        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                               $   850                             $ 0                            $ 0            $   850
May 31, 2008                               $ 1,300                             $ 0                            $ 0            $ 1,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Cathryn P. Steeves   Nuveen Maryland Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER    TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company     44         $7.725 billion
                     Other Pooled Investment Vehicles  0          $0
                     Other Accounts                    0          $0

* Assets are as of May 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,924 securities with an aggregate current market value of $1,076 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                        DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES
                                                                                      DOLLAR RANGE      BENEFICIALLY OWNED
                                                                                      OF EQUITY         IN THE REMAINDER OF
                                                                                      SECURITIES        NUVEEN FUNDS MANAGED
NAME OF                                                                               BENEFICIALLY      BY NAM'S MUNICIPAL
PORTFOLIO MANAGER        FUND                                                         OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves       Nuveen Maryland Dividend Advantage Municipal Fund 2          $0                $10,001-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2009
    -------------------------------------------------------------------